MELLON PRIVATE ASSET MANAGEMENT SM

MPAM SM FAMILY OF MUTUAL FUNDS

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Balanced Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund

SEMIANNUAL REPORTS               February 28, 2002

                                             MELLON PRIVATE ASSET MANAGEMENT(SM)


Contents

The Funds
--------------------------------------------------------------------------------

Letter from the President                                                 2

Discussion of Funds' Performance

    MPAM Large Cap Stock Fund                                             3

    MPAM Income Stock Fund                                                5

    MPAM Mid Cap Stock Fund                                               7

    MPAM Small Cap Stock Fund                                             9

    MPAM International Fund                                              11

    MPAM Emerging Markets Fund                                           13

    MPAM Balanced Fund                                                   15

    MPAM Bond Fund                                                       17

    MPAM Intermediate Bond Fund                                          19

    MPAM Short-Term U.S.

              Government Securities Fund                                 21

       MPAM National Intermediate

              Municipal Bond Fund                                        23

       MPAM National Short-Term

              Municipal Bond Fund                                        25

       MPAM Pennsylvania Intermediate

              Municipal Bond Fund                                        27

Statements of Investments                                                29

Statements of Financial Futures                                          63, 78

Statements of Assets and Liabilities                                     79

Statements of Operations                                                 82

Statements of Changes in Net Assets                                      85

Financial Highlights                                                     92

Notes to Financial Statements                                            105

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured

  * Not Bank-Guaranteed  .

  * May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for the Mellon Private Asset Management(SM) Family of Mutual Funds covers the period from September 1, 2001 through February 28, 2002. Inside, you will find information about how the funds were managed during the reporting period, including a report from each fund's portfolio manager(s).

The markets experienced significant volatility during the six months covered in the enclosed report. U.S. stocks particularly were adversely impacted by the combined effects of the events of last September, Argentina's default on its sovereign debt, accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. On the other hand, taxable and tax-exempt bonds generally performed well, with price gains driven by the Federal Reserve Board's aggressive interest-rate reductions.

This recent turbulence helps to underscore the importance of diversification within and across asset classes. For example, the bond market's strong returns helped cushion the equity market's decline for investors who allocated their investments among different asset classes. As we look forward, we are seeing signs of economic recovery. While we expect growth beyond the immediate recovery period to occur at a much slower pace than that of the late 90s, the equity markets, for instance, have recently rallied in response to renewed investor optimism. Regardless of what the future holds, we believe that the straightest path to financial security is one that includes a long-term perspective, broad diversification and professional advice from an advisor who
understands   your   current   needs,   long-term  goals  and  risk  tolerance.

Thank you for your continued support and confidence in Mellon.

Sincerely,


David F. Lamere

President

MPAM Funds Trust

March 15, 2002




DISCUSSION OF  FUND PERFORMANCE

MPAM Equity Management Team,  Portfolio Managers

How did MPAM Large Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares produced a total return of -2.36% and its Investor shares produced a total return of -2.57% .(1) For the same period, the total return of the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was -1.67%.(2)

We attribute these results to disappointing performance from a relatively small number of individual stocks in a variety of industry sectors. Returns also suffered as a result of the fund's slight bias in favor of growth-oriented stocks when compared to the S&P 500 Index. During the reporting period, growth stocks performed significantly worse than value stocks, so that even very small biases toward growth or value stocks resulted in meaningful differences in return.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When  selecting  securities, we use a computer model to identify and rank stocks
within    each    industry    or    sector,    based    on

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked candidates. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks associated with market timing and sector and industry exposure. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry groups outweigh the risks of such moves. Instead, our goal typically is to remain close to the industry and sector allocations of the S&P 500 Index.

What other factors influenced the fund's performance?

Beginning with the September 11 terrorist attacks, a series of shocks undermined the U.S. economy and stock market during the reporting period. These adverse events created a volatile market environment that outweighed the impact of generally improving economic conditions.

Most stock prices fell sharply in the immediate aftermath of September 11. However, the stock market showed surprising resilience in the weeks that followed, recovering to pre-September 11 levels by mid-October. With interest rates at historically low levels and consumer spending remaining strong, the stock market continued to rise through November. In December, the scope of Enron' s accounting issues and eventual filing for bankruptcy protection took a further toll on investor confidence. Large-cap stocks generally declined for the remainder of the reporting period over concerns regarding the reliability of
The    Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

accounting  oversight,  even though economic indicators showed encouraging signs
that    the    U.S.    economy    was    emerging    from    a    recession.

In light of these volatile market conditions, it is not surprising that investment results depended largely on the impact of a small number of individual holdings. A handful of poor performing stocks accounted for virtually all of the fund' s underperformance compared to its benchmark. These weak performers included Calpine, an energy trading stock that declined because the company was in the same general line of business as Enron; Tyco International, which faced questions regarding its growth prospects and accounting practices; Providian, a credit card company that sustained losses; and Western Wireless, which was hurt by continuing weakness in wireless communications. On the other hand, the fund benefited from holding significant positions in several strong performing retail stocks, including Lowe's Cos., AutoZone, Target, Kohl's and Wal-Mart Stores.

What is the fund's current strategy?

We continue to employ our disciplined investment process, which seeks to identify stocks that exhibit what we believe are attractive valuations and earnings momentum that have the potential to exceed expectations. By balancing the fund' s growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style and to insulate the fund from the dramatic performance gyrations of pure growth or value investments over time.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.


 FUND PERFORMANCE

DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did MPAM Income Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares produced a total return of -0.41% and its Investor shares produced a total return of -0.53% .(1) In comparison, the Russell 1000 Value Index, the fund's benchmark, provided a total return of -0.79% for the same period.(2)

We attribute the fund's generally flat performance to a volatile environment in which the positive effects of encouraging economic data were undermined by the September 11 terrorist attacks and the impact of the Enron accounting issues on investor confidence. The fund slightly exceeded the performance of its benchmark despite a modest relative bias in favor of growth-oriented stocks during a reporting period in which value-oriented stocks generally performed better than
growth-oriented    stocks.

What is the fund's investment approach?

The fund seeks to exceed the total return performance of the Russell 1000 Value Index over time. To pursue its goal, the fund normally invests at least 65% of its total assets in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value
characteristics,    although    it    may   also   purchase   growth   stocks.

When  selecting  securities, we use a computer model to identify and rank stocks
within    each    industry    or    sector,    based    on

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry groups.

What other factors influenced the fund's performance?

The  U.S.  economy  and  stock  market  sustained  a series of shocks during the reporting period, undermining the positive impact of an improving economic environment. First, the September 11 terrorist attacks caused most stock prices to decline sharply. The market showed impressive resilience in the weeks that followed, recovering by mid-October virtually all the ground it lost in the
attack'   s    immediate    aftermath.

Markets continued to rise through November in hopes of a rapid return to economic growth. However, large-cap stock prices swooned again in December and early 2002 in response to highly publicized financial problems and accounting issues involving Enron and a small number of other prominent companies. Investors' concerns regarding the reliability of accounting oversight weighed on the stock market for the last two months of the reporting period, although economic indicators showed encouraging signs that the U.S. economy was emerging
from    a    recession.

In this volatile market environment, no single industry or sector led market performance. Investment results depended largely on the impact of a small number of individual holdings. In particular, the fund achieved exceptional results from retailers Wal-Mart Stores and
                                                                       The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Lowe's Cos. despite a challenging environment for most of the retail sector. The fund also benefited from the strong performance of financial services provider H& R Block and drug companies Pfizer and American Home Products. These positive performers compensated for the impact of the fund's relatively poor performers during the reporting period, which included several technology companies such as Intel, Cisco Systems and International Business Machines.

What is the fund's current strategy?

We continue to employ our disciplined investment process, which seeks to identify stocks that exhibit what we believe are attractive valuations and earnings momentum that exceeds expectations. By balancing the fund's growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style and to insulate the fund from the dramatic performance gyrations of pure growth or value investments over time.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

DISCUSSION OF  FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

How did MPAM Mid Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund produced a total return of 0.96% for its MPAM shares and 0.90% for its Investor shares.(1) In comparison, the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), the fund's
benchmark,   produced   a  total  return  of  2.89%  for  the  same  period.(2)

We attribute the market's performance to strong returns among growth-oriented stocks late in the reporting period as investors anticipated an economic recovery. However, the fund's returns trailed that of its benchmark, primarily because of our emphasis on value-oriented investments at times when growth-oriented investments were gaining ground.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P 400 Index. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market capitalizations generally range between $500 million and $5 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

When the reporting period began in September 2001, the U.S. economy had slowed considerably. Economic weakness was further intensified by the September 11 terrorist attacks, delaying any prospect of economic recovery until 2002. In this market environment, our investment discipline identified more attractive investment opportunities in stocks with value characteristics than with growth characteristics. As a result, the fund generally performed as well as its benchmark at times when value-style investments were in favor, and trailed its
benchmark    when    growth-style    investments    were    on    the    rise.

The fund had particularly good results from its investments in companies whose earnings are sensitive to changes in interest rates such as certain financial services companies. Other financial-related holdings prospered because of external events. For example, tax preparer H&R Block benefited from recent changes to the nation's tax laws, and insurance broker Arthur J. Gallagher saw earnings increase when property and casualty insurance rates rose after September 11. The fund also enjoyed strong performance from defense-related companies. For example, L-3 Communications, which sells secure communications systems to the military and airlines, benefited from heightened security concerns.

                                                                 The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

On the other hand, the fund's performance was hurt by a poor showing in the utilities group, causing the fund's return to lag that of the S&P 400 Index. Power producers were hurt by unseasonably warm weather, lower industrial demand and industry-wide scrutiny of their accounting practices. Fund holding Calpine Corp. was particularly hard-hit by accounting- and finance-related concerns, and we sold the stock as a result. Weakness in technology stocks, such as Peregrine Systems and Vignette, also detracted from the fund's overall returns.

What is the fund's current strategy?

We have continued to employ our highly disciplined investment approach, which uses sophisticated statistical models and fundamental analysis to help us select individual companies that we believe have the growth and value characteristics required for potential long-term stock gains. We seek to manage risks through broad diversification and by investing in the various industry groups in proportions that are close to those of the fund's benchmark, the S&P 400 Index. However, as of the end of the reporting period, the fund held a modestly higher percentage of financial stocks than the Index did and a slightly lower percentage of utilities stocks, reflecting some of the results of our disciplined investment approach. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.

DISCUSSION OF  FUND PERFORMANCE

Gene F. Cervi, Portfolio Manager

How did MPAM Small Cap Stock Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares produced a total return of 4.34% and its Investor shares produced a total return of 4.09%.(1) In comparison, the fund's benchmark, the Standard & Poor's SmallCap 600 Index (" S& P 600 Index" ) produced a total return of 3.47% for the same period.(2)

The fund's overall performance benefited from investors' general preference for small- and midcap stocks during the reporting period. In addition, we made critical enhancements to the quantitative component of our disciplined investment approach, which we believe were responsible for the fund's strong returns relative to its benchmark.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that surpass those of the S&P SmallCap 600 Index. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small capitalization companies whose market capitalizations generally range between $100 million and $2 billion at the time of purchase. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each of five distinct "super-sectors," based on

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P 600 Index. For example, if the S& P 600 Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

Early in the reporting period, we made some adjustments to the statistical models that comprise the quantitative component of our investment approach.
Although the changes are complex, the enhanced models essentially divide small-cap stocks into five distinct "super-sectors" and apply a variety of growth- and value-oriented criteria in proportions that are tailored to each. The result is a separate set of rankings of the stocks in each super-sector.

In our view, these refinements contributed to the fund's overall performance during the reporting period relative to its benchmark. The quantitative model and fundamental analysis led us to own relatively few defensive technology stocks. This strategy enabled the fund to successfully avoid the brunt of the technology sector' s poor relative performance during the six months ended February 28, 2002. In addition, the fund benefited from its overweighted position in defense aerospace stocks. Finally, the fund's holdings in the energy area performed well.

In terms of individual investments, the fund received strong contributions from many of its holdings during the reporting period. The highlights included CACI International, a software company that specializes in information technology services for the defense industry. Prior to the events of September 11, the fund did not own any airline stocks. After the prices of these
                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stocks declined severely following the September 11 attacks, the fund purchased shares of Mesa Air Group, a regional airline that, in affiliation with several major airlines, provides passenger service to 35 states, which provided strong returns. Similarly, property and casualty reinsurance company RenaissanceRe benefited from higher insurance rates in the wake of the terrorist attacks. Despite weak performance for the technology group overall, the fund' s performance benefited from gains provided by ESS Technology, a leading provider of digital services for the CD and DVD markets.

What is the fund's current strategy?

We  have  continued  to  employ  our  highly  disciplined investment approach to identify small-cap companies that have the growth and value characteristics we believe are required for potential long-term stock gains. We seek to manage risks through broad diversification and by investing in the market's various industry groups in proportions that are close to those of the S&P 600 Index. As of the end of the reporting period, however, our investment approach began to identify a greater number of relatively aggressive stocks that tend to do well in an economic recovery while moving away from defensive stocks that traditionally hold their value during recessions. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.


DISCUSSION OF  FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did MPAM International Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares produced a total return of -5.13% while the fund's Investor shares produced a total return of -3.46% .(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced
a    total    return    of    -8.33%    for    the    same    period.(2)

We attribute the fund's performance to general weakness among the world's stock markets, both before and after the September 11 terrorist attacks. While the markets later rebounded, it was not enough to offset earlier declines. However, we are pleased that the fund produced better returns than its benchmark, primarily by focusing on inexpensive stocks of companies with relatively high
levels    of    profitability.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests primarily in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of
its    assets    at    the    time    of    purchase.

The fund' s investment approach is value oriented, research driven and risk averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

* VALUE, or how a stock is priced relative to traditional business performance measures;

*BUSINESS  HEALTH,  or  overall  efficiency  and profitability as measured by
return    on    assets    and    return    on    equity;    and

*BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or changes in management) that may potentially trigger a price
increase    in    the    near    term    or    midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

The global stock markets began the reporting period on a negative note, primarily because of concerns about the U.S. economic slowdown. Following the September 11 terrorist attacks, international equity markets sold off sharply. While the U.S. stock market bounced back quickly, regaining most of its losses in the weeks immediately following the attacks, worldwide equity markets rebounded at a slower pace. In addition, performance was hindered by the strength of the U.S. dollar relative to the Japanese yen and, to a lesser extent, the euro.

In this market environment, the fund produced better returns than its benchmark by focusing on stocks with three primary characteristics: better than average earnings prospects, solid balance sheets, and stock prices that were inexpensive relative to their respective industries or countries. Based on these characteristics, we placed a heavier emphasis on stocks within the consumer and industrial sectors, which performed relatively well, and a lighter emphasis on telecommunications and technology stocks, which lagged the fund's benchmark.

As for geographical regions, the fund's two largest areas of investment during the reporting period were Japan and the United Kingdom. That's primarily because these countries also have the greatest representation in the MSCI EAFE Index. However, we limited the fund's exposure to both areas because of con-
                                                                        The Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

cerns regarding Japan's troubled banking system and sluggish economic growth in the U.K. Instead, we chose to build a more diversified portfolio with stocks from markets throughout continental Europe, including Germany, France, the
Netherlands    and    Switzerland.

What is the fund's current strategy?

Consistent with the fund's strategy, we currently have not made major changes to the fund' s country allocations. As we seek to manage risks, we prefer to maintain holdings that, for the most part, are similar to those of the MSCI EAFE Index. Accordingly, as of the end of the reporting period the largest geographical areas of investment for the MSCI EAFE Index and the fund were
Japan,   the   U.K.,   the   Netherlands,   France,  Germany  and  Switzerland.

Instead, we seek to identify what we believe are the best value opportunities within those markets. As of the end of the reporting period, we have found such opportunities in food and beverage companies in the United Kingdom, Japanese automobile companies and financial firms, particularly banks, across most markets. At the same time, we have found few stocks meeting our criteria in airlines and telecommunications firms. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.


DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did MPAM Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares produced a total return of 13.32% and the fund's Investor shares produced a total return of 13.16% .(1) In comparison, the Morgan Stanley Capital
International Emerging Markets Free Index (" MSCI EMF Index"), the fund's benchmark, provided a total return of 12.45% for the same period.(2)

We attribute the fund and market' s performance to a strong rebound in many emerging market stocks during the reporting period. We are pleased that the fund outperformed its benchmark, primarily because of our value-oriented stock selection strategy.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue its goal, the fund invests primarily in stocks of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

*VALUE, or how a stock is priced relative to its intrinsic worth based on traditional value measures;

*BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

*BUSINESS MOMENTUM, or the presence of catalysts expected to trigger price increases.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

Three major trends significantly influenced the fund's performance during the reporting period: the start of a worldwide economic recovery, an even more pronounced improvement among stocks in Asia and a rebound in consumer stocks.

When the reporting period began, emerging markets were in a slump, producing negative returns because of the economic slowdown in the United States. Following the September 11 terrorist attacks, the emerging markets sold off sharply, resulting in steep declines for the fund's performance. However, the U.S. stock market showed remarkable resiliency, bouncing back quickly to regain most of its losses in the weeks immediately following the attacks. Emerging markets, which tend to be highly leveraged to global economic growth, posted very strong returns when the U.S. market recovered.

The fund' s best returns stemmed from its holdings in companies in Asia, most notably in Korea, Thailand, China, Taiwan and the Philippines. Companies in these countries performed well as investors anticipated renewed strength in their export businesses, which count the U.S. among their best customers. In Korea, the fund' s performance also benefited from an improving local economy, which drove gains in retail, bank and consumer stocks. The local economy also improved in Thailand, where banks and construction companies posted strong returns. In China, Taiwan and the Philippines, the fund benefited from its reduced exposure to technology stocks, which performed relatively poorly.

In addition, when export businesses gained strength, so did consumer spending in local markets. For example, retail stocks in several emerging markets and automobile companies in India and China posted very strong returns during much of the reporting period.

                                                                 The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In Latin America, the peso devaluation in Argentina fortunately did not spread to nearby countries such as Brazil or Mexico. In our view, Brazil's currency was already weak at the beginning of the reporting period and therefore did not have much room to fall. On the other hand, Mexico's currency is more closely tied to the U.S. dollar and remained relatively unchanged throughout the reporting period.

What is the fund's current strategy?

We are encouraged that emerging markets have rebounded, especially after years of lackluster returns. In fact, as of February 28, 2002 emerging markets generally are producing better returns than developed markets. Of course, there's no way to predict whether this trend will continue.

Currently, we are finding attractive investment opportunities in India, where a heavy monsoon season has helped farmers produce better crops and earn higher incomes, fueling a rise in consumer spending. In addition, we continue to favor South Africa's consumer and financial companies, two areas where we have placed an emphasis for some time. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.


DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins and Lawrence R. Dunn,  Portfolio Managers

How did MPAM Balanced Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares produced a total return of 0.45% and its Investor shares produced a total return of 0.36% .(1) In comparison, the fund's benchmark, a blended index composed of 55% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 45% Lehman Brothers Aggregate Bond Index, produced a total return of 0.44% for the same period.(2) Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index produced total returns of -1.67% and 3.02%, respectively, for the same period.

We attribute the fund's generally flat returns during the reporting period to difficult stock market conditions in a generally weakening economy. We are pleased, however, that good performance among bonds offset the weakness in the performance of stocks.

What is the fund's investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds and other MPAM funds, including MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. The fund normally allocates approximately 55% of its assets to equity investments and 45% to bonds and money market instruments. The fund may deviate from these targets by +/- 10%. The fund' s investments in each of MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund are subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund's performance?

Beginning with the September 11 terrorist attacks, a series of shocks undermined the U.S. economy and created a volatile investment environment. Yet, the stock market showed surprising resilience, recovering to pre-September 11 levels by mid-October and continuing to rise through November. In December, however, a few well-publicized stories about corporate accounting issues and bankruptcies shook investor confidence. As a result, large-cap stocks generally declined for the remainder of the reporting period.

The fund' s stock portfolio was hurt by a few poor performing stocks, including Calpine, an energy company in the same general line of business as Enron; Tyco International, which faced questions regarding its growth prospects and accounting practices; Providian, a credit card company that sustained losses; and Western Wireless, which was hurt by continuing
                                                                        The Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

weakness in its industry. On the other hand, the fund benefited from strong returns from retail stocks such as Lowe's Cos., Target, Kohl's and Wal-Mart Stores.

In the bond market, the weakening economy and shocks from the terrorist attacks were met with further interest-rate cuts, causing bonds to rally strongly. As mortgage rates approached historical lows, however, homeowners refinanced their mortgages in record numbers, hurting the performance of mortgage-backed securities. In addition, corporate bonds suffered amid the questions raised about accounting methods and from stock market volatility. Nonetheless, other high quality bonds benefited from the ensuing "flight to quality."

The fund's bond portfolio focused primarily on corporate bonds and asset-backed securities during the reporting period. Although the fund's corporate bond holdings did not include any of the issuers most affected by the accounting issues, they detracted from overall returns. However, asset-backed securities contributed positively to the fund's performance as investors turned to them for their relatively high yields and strong credit characteristics. The fund also benefited from its relatively light exposure to mortgage-backed securities early in the reporting period.

What is the fund's current strategy?

We have continued to employ our disciplined stock selection process, which seeks to identify companies with what we believe are attractive valuations and earnings momentum that have the potential to exceed expectations. The fund's fixed-income investments have remained weighted toward corporate bonds, which we believe represent compelling values; asset-backed securities, which we believe offer competitive yields at relatively low risk levels; and mortgage-backed securities, which should continue to benefit from reduced prepayment risk, in our view.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

DISCUSSION OF  FUND PERFORMANCE

Daniel J. Fasciano and Stephen P. Fiorella, Portfolio Managers

How did MPAM Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares achieved a total return of 2.63% and its Investor shares achieved a total return of 2.57%.(1) In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, produced a total return of 3.02% for the same period.(2)

We attribute the fund's performance to changing economic conditions during the reporting period, which began in recession and ended amid hopes for an anticipated recovery. Despite heightened day-to-day volatility, long-term bond prices ended the reporting period close to where they began. As a result, the fund's returns were primarily derived from income.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

What other factors influenced the fund's performance?

Changes in the U.S. economy strongly influenced the fund's performance during the reporting period. When the reporting period began in September 2001, the Federal Reserve Board (the "Fed") was in the midst of an aggressive rate-cutting campaign in an attempt to stave off recession. It might have been successful had it not been for the September 11 terrorist attacks, which delayed any prospect of recovery until 2002. As the economy weakened, bond prices rallied, producing capital appreciation, and yields continued to fall. Also, mortgage rates approached historical lows, causing homeowners to refinance their mortgages in record numbers.

By the end of 2001, fixed-income investors began to anticipate an economic recovery. As a result, long-term yields rose, and bond prices generally fell, giving up the gains they had previously achieved. In early 2002, however, long-term bonds generally benefited from a renewed "flight to quality" among investors worried about stock market volatility.

Of course, some areas of the bond market performed better than others. Although U.S. Treasury securities generally benefited throughout the reporting period from lower interest rates and the flight to quality, their yields remained unattractively low for income-oriented investors. Mortgage-backed securities suffered early as homeowners refinanced their loans, but later rebounded when the risk of prepayments fell. Investment-grade corporate bonds, hurt in the aftermath of September 11, met further resistance when some major corporations declared bankruptcy amid well-publicized accounting-related scandals. As a result, the yield differences between corporate bonds and U.S. Treasury securities remained wide compared to historical norms.

In this environment, we focused primarily on corporate bonds and asset-backed securities, which are secured by collateral such as home equity loans, automobile loans and commercial mortgages. Although our corporate bond holdings did not include any of the issuers most affected by the accounting scandals, they detracted from the fund's overall returns because of sector-wide weakness. On the other hand, asset-backed securities contributed positively to performance as more investors turned to them for their relatively high yields and strong credit characteristics. The fund also benefited from its relatively light expo-

                                                                       The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sure to mortgage-backed securities early in the reporting period and its heavier exposure later.

What is the fund's current strategy?

As evidence of a stronger economy continued to accumulate, we shifted the fund's average duration -- a measure of sensitivity to changing interest rates -- from a point that was slightly longer than that of its benchmark to one that was modestly shorter. This change was designed to give us greater flexibility if bond yields began to rise. In addition, because the yield differences between short-term and long-term bonds are wider than normal, we recently moved toward a " barbell" strategy in which the fund' s average maturity is derived from a combination of very long- and very short-term securities.

The fund' s investments currently remain weighted toward corporate bonds, which we believe represent compelling values; asset-backed securities, which we believe offer highly competitive yields at relatively low risk levels; and mortgage-backed securities, which should continue to benefit from reduced prepayment risk, in our view. On the other hand, because of their low yields, the fund currently holds relatively few U.S. Treasury and agency securities. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


DISCUSSION OF  FUND PERFORMANCE

Stephen P. Fiorella and Lawrence R. Dunn, Portfolio Managers

How did MPAM Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares achieved a total return of 2.65% and its Investor shares achieved a total return of 2.41% .(1) In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the "Index"), the fund's benchmark, achieved a total return of 2.88% for the same period.(2)

Despite heightened day-to-day volatility, intermediate-term bond prices ended the reporting period close to where they began. As a result, the fund's returns were primarily derived from income. The fund' s returns lagged that of its benchmark, primarily because of weakness among its mortgage-backed securities holdings, which are not represented in the Index.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

Changes in the U.S. economy strongly influenced the fund's performance during the reporting period. When the reporting period began in September 2001, the Federal Reserve Board (the "Fed") was in the midst of an aggressive rate-cutting campaign designed to stave off recession. It might have been successful had it not been for the September 11 terrorist attacks, which delayed any prospect of economic recovery. As the economy weakened, bond prices rallied and yields continued to fall. Mortgage rates approached historical lows, causing homeowners to refinance their mortgages in record numbers.

By the end of 2001, fixed-income investors began to anticipate an economic recovery. As a result, intermediate-term bonds generally gave up their previous price gains. In early 2002, however, bonds benefited from a renewed "flight to quality" among investors worried about stock market volatility.

Of course, some areas of the bond market performed better than others. Although U.S. Treasury securities generally benefited from lower interest rates and the flight to quality, their yields remained unattractively low for income-oriented investors. Mortgage-backed securities suffered early in the period as homeowners refinanced their loans but later gained when the risk of prepayments fell. Investment-grade corporate bonds, hurt in the aftermath of September 11, met further resistance when some major corporations declared bankruptcy amid accounting-related scandals.

In this environment, we focused primarily on high quality corporate bonds, mortgage-backed securities and asset-backed securities, which are secured by collateral such as home equity loans, automobile loans and commercial mortgages. The fund held slightly fewer corporate bonds than did its benchmark, and holdings did not include issuers hurt by the recent well-publicized accounting issues. However, sector-wide weakness among corporate bonds generally detracted from the fund's returns. Although the fund's investment in mortgage-backed
                                                                        The Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities was relatively modest, even a small exposure hurt its relative performance because those securities have no representation in the benchmark. On the other hand, asset-backed securities boosted the fund' s returns, as more income-oriented investors turned to these bonds for their relatively high yields and strong credit characteristics.

What is the fund's current strategy?

As evidence of a stronger economy continued to accumulate, we shifted the fund's average duration -- a measure of sensitivity to changing interest rates -- from a point that was slightly longer than that of its benchmark to one that was modestly shorter. This change was designed to give us greater flexibility if bond yields began to rise.

The fund' s investments currently remain weighted toward high quality corporate bonds, which we believe represent compelling values; asset-backed securities, which we believe offer highly competitive yields at relatively low risk levels; and mortgage-backed securities, which should continue to benefit from reduced prepayment risk, in our view. On the other hand, because of their low yields, the fund currently holds relatively few U.S. Treasury and agency securities. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.


DISCUSSION OF  FUND PERFORMANCE

Lawrence R. Dunn, Portfolio Manager

How did MPAM Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares achieved a total return of 3.00% and its Investor shares achieved a total return of 2.69%.(1) In comparison, the Lehman Brothers 1-3 Year U.S. Government Index, the fund's benchmark, achieved a total return of 3.23% for the same period.(2)

We attribute the fund's performance to changing economic conditions during the reporting period, which began in recession and ended amid hopes for an
anticipated   recovery.  Despite  these  changes,  prices  of  short-term  U.S.
government securities ended the period close to where they began. As a result, the fund's returns were primarily derived from income.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation (" Freddie Mac") and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund's effective duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

Changes in the U.S. economy strongly influenced the fund's performance during the reporting period. When the reporting period began in September 2001, the Federal Reserve Board (the "Fed") was in the midst of an aggressive rate-cutting campaign in an attempt to stave off recession. It might have been successful had it not been for the September 11 terrorist attacks, which delayed any prospect of recovery until 2002. As the economy weakened, the Fed reduced short-term interest rates further, and short-term bond yields continued to fall through the end of 2001.

At the same time, long-term mortgage rates approached historical lows, causing homeowners to refinance their mortgages in record numbers. As a result, yields of U.S. government agency securities remained high relative to yields of U.S.
Treasury    securities.

In this environment, we increased the fund' s holdings of short-term U.S. government agency direct obligations and mortgage-backed securities and reduced positions in lower yielding U.S. Treasury notes. At times during the reporting period, up to 60% of the fund's assets was invested in a diverse array of U.S. government agency debt securities and mortgage-related securities from government agencies, including Fannie Mae, Freddie Mac and Federal Agricultural Mortgage Corporation (" Farmer Mac" ). Toward the end of 2001, we also successfully employed certain yield enhancement strategies to boost the fund's
income    in    the    prevailing    low    interest-rate    environment.

                                                                 The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

These strategies proved particularly beneficial later in the reporting period when signs of economic recovery began to appear, causing long-term bond yields and mortgage rates to increase. As mortgage rates rose, prepayments declined and the fund' s holdings of higher yielding mortgage-backed securities became more valuable.

What is the fund's current strategy?

As evidence of a stronger economy continued to accumulate, the differences between short-term and intermediate-term bond yields have widened. This trend suggests that the decline of short-term interest rates has run its course, and the next move is likely to be toward higher rates. While we do not expect the Fed to increase interest rates anytime soon, we are currently preparing for that possibility by allowing the fund's average duration -- a measure of sensitivity to changing interest rates -- to fall naturally as securities mature. We are currently reinvesting the proceeds from maturing securities in relatively short-term investments in order to give us the flexibility we need to take advantage of higher yields as they arise. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS.

DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and Kristin D. Lindquist,  Portfolio Managers

How did MPAM National Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares achieved a total return of 1.53% and its Investor shares achieved a total return of 1.40% .(1) In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 2.23% for the same period.(2) Additionally, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.51%.(3)

We attribute the fund's performance to its relatively long average duration -- a measure of sensitivity to changing interest rates -- which helped boost returns as interest rates fell early in the reporting period, but later hurt when intermediate-term bond yields rose. The effects of the fund's average duration more than offset the benefits of favorable results from our security selection and yield-curve positioning strategies.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already weakened considerably. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years. In addition, the September 11 terrorist attacks and their adverse economic effects caused a " flight to quality" among investors, who flocked to relatively safe havens in a newly uncertain investment environment.

As interest rates declined and investor demand surged, municipal bond yields generally fell. The fund benefited by maintaining an average duration that was longer than those of its benchmark and peer group. This positioning enabled the fund to capture higher existing yields for as long as we deemed practical.

In January, however, the Fed left interest rates unchanged amid early signs of a potential economic recovery. As investors anticipated stronger future economic growth and the possibility of higher interest rates, yields of most intermediate-term, tax-exempt bonds rose modestly. Because the fund's relatively long average maturity prevented us from quickly capturing higher prevailing yields, the fund's total return slightly lagged the averages. Toward the end of the reporting period, however, municipal bond prices rose because of continued robust
                                                                       The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

demand from individual investors at a time when the supply of new bonds was limited. However, the benefits of that recent improvement were not enough to offset the effects of earlier market weakness.

What is the fund's current strategy?

We have recently adopted a more cautious stance in anticipation of the relatively heavy issuance period that typically prevails in the spring. When the supply of new bonds increases relative to investor demand, existing bond prices tend to fall. Accordingly, we have recently increased the fund's holdings of cushion bonds, which feature relatively high yields and premium prices, and tend to hold up well during market declines. Over the longer term, however, we are anticipating additional investment opportunities. The heavy issuance period in the spring tends to be followed by relatively light issuance over the summer,
which    should    help    support    municipal    bond    prices.

At the same time, we have recently strived to improve the fund's overall credit quality. Despite signs of economic recovery, we believe that some states and municipalities will encounter fiscal challenges if, as we expect, tax revenues do not meet budget projections. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

DISCUSSION OF  FUND PERFORMANCE

M. Collette O'Brien and Tim J. Sanville,  Portfolio Managers

How did MPAM National Short-Term Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares achieved a total return of 2.10% and its Investor shares achieved a total return of 1.98%.(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index, the fund' s benchmark, achieved a total return of 2.79% for the same period.(2) Additionally, the fund is reported in the Lipper Short Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in that Lipper category was 1.69%.(3)

We attribute the fund' s positive overall performance to its relatively long average duration -- a measure of sensitivity to changing interest rates -- which helped boost returns as interest rates fell during the reporting period. The fund also benefited from the favorable results of our security selection and yield-curve positioning strategies.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests primarily in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already weakened considerably. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years. In addition, the September 11 terrorist attacks and their adverse economic effects caused a " flight to quality" among investors, who flocked to relatively safe havens in a newly uncertain investment environment.

As interest rates declined and investor demand surged, short-term municipal bond yields generally fell. The fund benefited by maintaining an average duration that was longer than those of its benchmark and peer group. This positioning enabled the fund to capture higher existing yields for as long as we deemed practical.

Toward the end of the reporting period, when it became apparent that the Fed's rate cutting campaign was likely finished, municipal bond prices benefited further from robust demand from individual investors at a time when the supply of new bonds was limited.

In addition, the fund achieved strong results from our yield-curve strategy. This was especially helpful over the calendar year-end, when the fund's holdings at the longer end of its maturity range enjoyed the effects of price
appreciation   as   they   moved   closer   to   their  final  maturity  dates.

                                                                 The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What is the fund's current strategy?

We have recently adopted a more cautious stance in anticipation of the relatively heavy issuance period that typically prevails in the spring. When the supply of new bonds increases relative to investor demand, existing bond prices tend to fall. Accordingly, we have recently increased the fund's holdings of cushion bonds, which feature relatively high yields and premium prices and tend to hold up well during market declines. Over the longer term, however, we are anticipating additional investment opportunities. The heavy issuance period in the spring tends to be followed by relatively light issuance over the summer,
which    should    help    support    municipal    bond    prices.

At the same time, we have continued to maintain the fund's high overall credit quality with a focus on high quality issuers. These issuers included revenue-producing, essential service providers such as water and sewer facilities. Despite signs of economic recovery, we believe that some states and municipalities may continue to encounter fiscal challenges if, as we expect, tax revenues do not meet budget projections. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and M. Collette O'Brien,  Portfolio Managers

How did MPAM Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund's MPAM shares achieved a total return of 1.59% and its Investor shares achieved a total return of 1.38% .(1) In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 2.23% for the same period.(2) Additionally, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in that Lipper category was 1.70%.(3)

We attribute the fund' s positive overall performance to its relatively long average duration -- a measure of sensitivity to changing interest rates -- which helped boost returns as interest rates fell early in the reporting period, but later hurt when intermediate-term bond yields rose. The effects of the fund's average duration more than offset the benefits of favorable results from our security selection and yield-curve positioning strategies, but the fund's returns still lagged those of its benchmark and peer group.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 65% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already weakened considerably. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years. In addition, the September 11 terrorist attacks and their adverse economic effects caused a " flight to quality" among investors, who flocked to relatively safe havens in a newly uncertain investment environment.

In this environment, Pennsylvania bonds generally tracked the movements of the national municipal bond market. As interest rates declined and investor demand surged, municipal bond yields generally fell. The fund benefited by maintaining an average duration that was longer than those of its benchmark and peer group. This positioning enabled the fund to capture higher existing yields for as long as we deemed practical.

                                                                 The Funds




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In January, however, the Fed left interest rates unchanged amid early signs of a potential economic recovery. As investors anticipated stronger future economic growth and the possibility of higher interest rates, yields of most intermediate-term, tax-exempt bonds rose modestly. Because the fund's relatively long average maturity prevented us from quickly capturing higher prevailing yields, the fund's total return slightly lagged the averages. At the same time, our focus on high quality bonds constrained the fund's ability to generate high levels of income. Because of recessionary conditions, we avoided weaker, higher yielding credits from issuers in the health care and resource recovery industries.

What is the fund's current strategy?

We have maintained a cautious stance in anticipation of the traditional new-issuance period in the spring. When the supply of new bonds increases, existing bond prices tend to fall. Accordingly, whenever possible we have increased the fund' s holdings of cushion bonds, which feature relatively high yields and premium prices and tend to hold up well during market declines. Over the longer term, however, we are anticipating additional investment opportunities. The spring issuance period tends to be followed by very little issuance over the summer, which should help support Pennsylvania municipal bond prices. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM LARGE CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--99.6%                                                                       Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.4%

Anheuser-Busch Cos.                                                                       224,500                      11,415,825

Philip Morris Cos.                                                                        583,100                      30,706,046

                                                                                                                       42,121,871

CONSUMER CYCLICAL--10.5%

AutoZone                                                                                  104,600 (a)                   6,941,256

BJ's Wholesale Club                                                                        92,200 (a)                   3,794,030

Best Buy                                                                                  201,480 (a)                  13,579,752

Costco Wholesale                                                                          296,990 (a)                  12,253,807

Home Depot                                                                                396,170                      19,808,500

Johnson Controls                                                                          137,000                      12,160,120

Kohl's                                                                                    208,500 (a)                  14,109,195

Lear                                                                                       87,670 (a)                   3,918,849

Lowe's Cos.                                                                               332,500                      15,045,625

Sears, Roebuck & Co.                                                                      171,400                       9,012,212

Target                                                                                    407,330                      17,067,127

Wal-Mart Stores                                                                           862,704                      53,496,275

                                                                                                                      181,186,748

CONSUMER STAPLES--7.0%

Archer-Daniels-Midland                                                                    330,550                       4,578,117

Avon Products                                                                             171,350                       8,857,082

Estee Lauder Cos., Cl. A                                                                  123,280                       3,846,336

Fortune Brands                                                                            112,700                       5,127,850

General Mills                                                                             119,040                       5,503,219

Hershey Foods                                                                              85,200                       6,019,380

Kimberly-Clark                                                                            143,500                       8,983,100

Kraft Foods, Cl. A                                                                        233,700                       9,137,670

Newell Rubbermaid                                                                         182,300                       5,674,999

PepsiCo                                                                                   517,787                      26,148,243

Procter & Gamble                                                                          363,200                      30,795,728

Wrigley,(Wm.) Jr.                                                                         114,900                       6,438,996

                                                                                                                      121,110,720

ENERGY RELATED--8.0%

Anadarko Petroleum                                                                        156,300                       8,143,230

BP, ADR                                                                                   105,800                       5,242,390

ChevronTexaco                                                                             160,281                      13,534,128

Conoco                                                                                    186,200                       5,150,292

El Paso                                                                                   371,074                      14,501,572

Exxon Mobil                                                                             1,187,690                      49,051,597

Kerr-McGee                                                                                125,560                       6,942,212

Noble Drilling                                                                            349,690 (a)                  12,319,579

Phillips Petroleum                                                                        190,100                      11,236,811

ENERGY RELATED (CONTINUED)

Public Service Enterprise Group                                                           145,670                       6,142,904

Valero Energy                                                                             115,000                       4,925,450

                                                                                                                      137,190,165

HEALTH CARE--14.6%

Abbott Laboratories                                                                       385,280                      21,787,584

American Home Products                                                                    381,518                      24,245,469

AmerisourceBergen                                                                         234,700                      15,889,190

Amgen                                                                                     227,100 (a)                  13,167,258

Baxter International                                                                      194,900                      10,813,052

Bristol-Myers Squibb                                                                      234,600                      11,026,200

Forest Laboratories                                                                        88,900 (a)                   7,069,328

Genentech                                                                                 110,580 (a)                   5,219,376

King Pharmaceuticals                                                                      199,933 (a)                   6,209,919

Lilly(Eli) & Co.                                                                          168,900                      12,790,797

Medtronic                                                                                 176,030                       7,840,376

Novartis, ADR                                                                             149,600                       5,678,816

Pfizer                                                                                  1,453,000                      59,514,880

Pharmacia                                                                                 436,150                      17,903,957

Quest Diagnostics                                                                         151,300 (a)                  10,728,683

Tenet Healthcare                                                                          137,100 (a)                   7,917,525

UnitedHealth Group                                                                        124,960                       9,058,350

Waters                                                                                    134,300 (a)                   4,196,875

                                                                                                                      251,057,635

INTEREST SENSITIVE--22.1%

Ambac Financial Group                                                                     137,189                       8,512,577

American International Group                                                              452,390                      33,463,288

BB&T                                                                                      129,000                       4,774,290

Bank of America                                                                           496,940                      31,779,313

Charter One Financial                                                                     247,310                       7,533,063

Citigroup                                                                                 960,309                      43,453,982

Equity Office Properties Trust                                                            126,200                       3,621,940

Fannie Mae                                                                                370,570                      28,997,102

Fifth Third Bancorp                                                                       178,400                      11,374,784

Freddie Mac                                                                                83,900                       5,347,786

General Electric                                                                        1,758,816                      67,714,416

Goldman Sachs Group                                                                        79,900                       6,467,106

Hartford Financial Services Group                                                         163,596                      10,960,932

Jefferson-Pilot                                                                           101,040                       5,109,593

John Hancock Financial Services                                                           229,400                       8,811,254

Lehman Brothers Holdings                                                                  134,130                       7,578,345

MBNA                                                                                      529,370                      18,358,552

MGIC Investment                                                                           102,470                       6,877,786

                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM LARGE CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Merrill Lynch                                                                             143,000                       6,856,850

Morgan Stanley Dean Witter & Co.                                                           88,400                       4,342,208

SouthTrust                                                                                215,400                       5,443,158

U.S. Bancorp                                                                              364,389                       7,597,511

Wachovia                                                                                  411,000                      13,657,530

Washington Mutual                                                                         581,300                      18,909,689

Wells Fargo                                                                               298,700                      14,009,030

                                                                                                                      381,552,085

PRODUCER GOODS--7.9%

Air Products & Chemicals                                                                  197,850                       9,595,725

Alcoa                                                                                     227,194                       8,535,679

American Standard Cos.                                                                    107,700 (a)                   7,032,810

Canadian National Railway                                                                 124,170                       6,225,884

Caterpillar                                                                               188,840                      10,482,508

General Dynamics                                                                          125,200                      11,378,176

International Paper                                                                       195,380                       8,547,875

Lockheed Martin                                                                           260,200                      14,677,882

Masco                                                                                     210,100                       5,897,507

MeadWestvaco                                                                              221,276                       7,687,128

Minnesota Mining & Manufacturing                                                           89,390                      10,541,763

Norfolk Southern                                                                          333,900                       7,943,481

Rohm & Haas                                                                               155,500                       5,972,755

United Parcel Service, Cl. B                                                              129,200                       7,615,048

United Technologies                                                                       204,270                      14,901,497

                                                                                                                      137,035,718

SERVICES--5.6%

AOL Time Warner                                                                         1,077,225 (a)                  26,715,180

Comcast, Cl. A (Special)                                                                  258,200 (a)                   8,745,234

Electronic Data Systems                                                                   208,700                      12,319,561

First Data                                                                                160,530                      13,086,406

McGraw-Hill Cos.                                                                           90,100                       5,928,580

Omnicom Group                                                                             128,794                      12,047,391

Viacom, Cl. B                                                                             385,950 (a)                  17,965,973

                                                                                                                       96,808,325

TECHNOLOGY--15.7%

Acclaim Entertainment (Warrants)                                                               37 (a)                           9

Altera                                                                                    148,710 (a)                   2,835,900

Amdocs                                                                                    187,580 (a)                   5,299,135

Analog Devices                                                                            167,470 (a)                   6,231,559

Celestica                                                                                 138,900 (a)                   4,569,810

Cisco Systems                                                                           1,295,944 (a)                  18,493,121

Dell Computer                                                                             769,652 (a)                  19,002,708

EMC                                                                                       390,248 (a)                   4,253,703

TECHNOLOGY (CONTINUED)

Harris                                                                                    181,250                       6,207,812

Intel                                                                                   1,290,088                      36,832,012

International Business Machines                                                           355,840                      34,915,021

Intuit                                                                                    134,300 (a)                   5,088,627

Lexmark International                                                                     189,500 (a)                   9,420,045

Linear Technology                                                                         116,040                       4,273,753

Maxim Integrated Products                                                                 160,288 (a)                   7,334,779

Microsoft                                                                               1,023,798 (a)                  59,728,375

Network Associates                                                                        181,300 (a)                   4,300,436

Nokia, ADR                                                                                313,500                       6,511,395

Oracle                                                                                    630,988 (a)                  10,487,021

QUALCOMM                                                                                  178,800 (a)                   5,945,100

SPX                                                                                        48,800 (a)                   6,173,688

Semtech                                                                                   129,600 (a)                   3,911,328

Tech Data                                                                                 126,600 (a)                   5,798,280

Vishay Intertechnology                                                                    161,600 (a)                   2,861,936

                                                                                                                      270,475,553

UTILITIES--5.8%

BellSouth                                                                                 446,000                      17,286,960

Exelon                                                                                    219,840                      10,833,715

FirstEnergy                                                                               206,000                       7,539,600

PPL                                                                                       179,800                       5,863,278

SBC Communications                                                                        695,699                      26,325,250

Telefonos de Mexico, Cl. L, ADR                                                           192,400                       7,366,996

Verizon Communications                                                                    531,550                      24,876,540

                                                                                                                      100,092,339

TOTAL COMMON STOCKS

    (cost $1,320,810,949)                                                                                           1,718,631,159


                                                                                        Principal

SHORT-TERM INVESTMENTS--.9%                                                             Amount ($)                      Value ($)


REPURCHASE AGREEMENTS;

Salomon Smith Barney,Tri-Party

    Repurchase Agreement, 1.88%, dated
    2/28/2002, due 3/1/2002, in the amount
    of $16,120,842 (fully collateralized by
    $15,671,000 Tennessee Valley
    Authority Bonds, 6%, 3/15/2013,
    value $16,442,543)

    (cost $16,120,000)                                                                 16,120,000                      16,120,000


TOTAL INVESTMENTS
    (cost $1,336,930,949)                                                                  100.5%                   1,734,751,159

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.5%)                     (8,439,739)

NET ASSETS                                                                                 100.0%                   1,726,311,420

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM INCOME STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--98.2%                                                                       Shares                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.6%

Anheuser-Busch Cos.                                                                        77,500                       3,940,875

Philip Morris Cos.                                                                        199,700                      10,516,202

                                                                                                                       14,457,077

CONSUMER CYCLICAL--9.2%

Best Buy                                                                                   65,500 (a)                   4,414,700

General Motors                                                                             39,600                       2,098,008

Home Depot                                                                                124,300                       6,215,000

Johnson Controls                                                                           38,500                       3,417,260

Lowe's Cos.                                                                               117,044                       5,296,241

May Department Stores                                                                      58,300                       2,136,112

Sears, Roebuck & Co.                                                                       62,600                       3,291,508

Target                                                                                    146,296                       6,129,803

Wal-Mart Stores                                                                           282,827                      17,538,102

                                                                                                                       50,536,734

CONSUMER STAPLES--7.6%

Archer-Daniels-Midland                                                                    113,360                       1,570,036

Avon Products                                                                              81,600                       4,217,904

General Mills                                                                              85,588                       3,956,733

Heinz (H.J.)                                                                               71,900                       2,931,363

Hershey Foods                                                                              29,300                       2,070,045

Kimberly-Clark                                                                             47,500                       2,973,500

Newell Rubbermaid                                                                          57,700                       1,796,201

PepsiCo                                                                                   197,042                       9,950,621

Procter & Gamble                                                                          116,700                       9,894,993

Wm. Wrigley Jr.                                                                            46,800                       2,622,672

                                                                                                                       41,984,068

ENERGY RELATED--9.9%

BP, ADR                                                                                    33,300                       1,650,015

CMS Energy                                                                                105,900                       2,308,620

ChevronTexaco                                                                             125,068                      10,560,742

El Paso                                                                                    70,100                       2,739,508

Exxon Mobil                                                                               480,526                      19,845,724

Kerr-McGee                                                                                 79,150                       4,376,204

Phillips Petroleum                                                                         97,800                       5,780,958

Public Service Enterprise Group                                                            45,478                       1,917,807

Royal Dutch Petroleum, ADR                                                                107,211                       5,507,429

                                                                                                                       54,687,007

HEALTH CARE--13.2%

Abbott Laboratories                                                                       189,000                      10,687,950

American Home Products                                                                    162,499                      10,326,811

Baxter International                                                                       74,420                       4,128,822

Bristol-Myers Squibb                                                                      116,518                       5,476,346

Eli Lilly & Co.                                                                            93,420                       7,074,697

Medtronic                                                                                  96,852                       4,313,788

HEALTH CARE (CONTINUED)

Merck & Co.                                                                                47,100                       2,888,643

Novartis, ADR                                                                              92,040                       3,493,838

Pfizer                                                                                    455,882                      18,672,927

Pharmacia                                                                                 139,300                       5,718,265

                                                                                                                       72,782,087

INTEREST SENSITIVE--19.5%

American International Group                                                               57,020                       4,217,769

American National Insurance                                                                45,935                       4,097,861

BB&T                                                                                       73,200                       2,709,132

Bank of America                                                                            216,800                     13,864,360

Block (H&R)                                                                                141,360                      7,131,612

Charter One Financial                                                                       93,800                       2,857,148

Citigroup                                                                                  296,775                      13,429,069

Equity Office Properties Trust                                                              56,800                       1,630,160

Federal National Mortgage Association                                                      131,066                      10,255,915

Fleet Boston Financial                                                                     127,059                       4,241,229

Hartford Financial Services Group                                                           95,030                       6,367,010

Jefferson-Pilot                                                                             33,100                       1,673,867

Lincoln National                                                                            33,100                       1,695,051

MBNA                                                                                       165,304                       5,732,743

MGIC Investment                                                                             11,600                         778,592

PNC Financial Services Group                                                                53,217                       2,923,742

Simon Property Group                                                                        40,800                       1,255,824

SouthTrust                                                                                 100,900                       2,549,743

U.S. Bancorp                                                                               181,906                       3,792,740

Wachovia                                                                                   172,300                       5,725,529

Washington Mutual                                                                          196,150                       6,380,760

Wells Fargo                                                                                 93,500                       4,385,150

                                                                                                                       107,695,006

INTERNET RELATED--1.6%

AOL Time Warner                                                                            353,292 (a)                   8,761,642

PRODUCER GOODS & SERVICES--11.8%

Air Products & Chemicals                                                                    61,700                       2,992,450

Alcoa                                                                                       62,144                       2,334,750

Ashland                                                                                     39,000                       1,692,210

Canadian National Railway                                                                   73,176                       3,669,045

Caterpillar                                                                                 38,200                       2,120,482

Emerson Electric                                                                            34,735                       2,000,389

General Dynamics                                                                            18,600                       1,690,368

General Electric                                                                           551,542                      21,234,367

Honeywell International                                                                     63,200                       2,409,184

International Paper                                                                         69,400                       3,036,250

Lockheed Martin                                                                             55,600                       3,136,396

                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM INCOME STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                   Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Masco                                                                                       76,100                       2,136,127

MeadWestvaco                                                                                67,318                       2,338,627

Minnesota Mining & Manufacturing                                                            33,310                       3,928,248

Norfolk Southern                                                                            59,300                       1,410,747

Rohm & Haas                                                                                 42,200                       1,620,902

United Parcel Service, Cl. B                                                                36,900                       2,174,886

United Technologies                                                                         69,638                       5,080,092

                                                                                                                        65,005,520

SECURITIES AND ASSET MANAGEMENT--1.3%

Lehman Brothers Holdings                                                                    38,916                       2,198,754

Merrill Lynch                                                                               44,700                       2,143,365

Morgan Stanley Dean Witter & Co.                                                            59,900                       2,942,288

                                                                                                                         7,284,407

SERVICES--3.7%

Automatic Data Processing                                                                   73,900                       3,895,269

Electronic Data Systems                                                                     75,000                       4,427,250

McGraw-Hill Cos.                                                                            76,777                       5,051,926

Omnicom Group                                                                               39,876                       3,730,001

Tribune                                                                                     75,790                       3,245,328

                                                                                                                        20,349,774

TECHNOLOGY--9.1%

Altera                                                                                     69,600 (a)                   1,327,272

Analog Devices                                                                             52,300 (a)                   1,946,083

Avnet                                                                                     114,300                       3,001,518

Cisco Systems                                                                             304,000 (a)                   4,338,080

EMC                                                                                        85,100 (a)                     927,590

Harris                                                                                     70,900                       2,428,325

Hewlett-Packard                                                                            95,040                       1,912,205

Intel                                                                                     403,876                      11,530,660

International Business Machines                                                           137,176                      13,459,709

Intuit                                                                                     40,900 (a)                   1,549,701

Linear Technology                                                                          58,100                       2,139,823

Nokia, ADR                                                                                 89,700                       1,863,069

Pitney Bowes                                                                               88,923                       3,709,867

                                                                                                                       50,133,902

UTILITIES--8.7%

BellSouth                                                                                   78,507                       3,042,931

Exelon                                                                                     104,000                       5,125,120

FirstEnergy                                                                                 94,500                       3,458,700

PPL                                                                                         80,700                       2,631,627

UTILITIES (CONTINUED)

Qwest Communications International                                                               1                               9

SBC Communications                                                                         335,925                      12,711,402

Southern                                                                                   162,600                       4,130,040

Telefonos de Mexico, ADR                                                                    93,300                       3,572,457

Verizon Communications                                                                     291,251                      13,630,547

                                                                                                                        48,302,833

TOTAL COMMON STOCKS

    (cost $394,957,497)                                                                                               541,980,057


PREFERRED STOCKS--1.4%


BANKING--.5%

Suiza Captial Trust II, Conv.,

    5.5%                                                                                   55,900                       2,836,925

ENERGY--.2%

El Paso Energy Capital Trust I, Conv.,

    4.75%                                                                                  21,000                       1,088,640

TELECOMMUNICATIONS--.7%

Cox Communications, Conv.,

    7%                                                                                     81,210                       4,007,714

TOTAL PREFERRED STOCKS

    (cost $7,242,079 )                                                                                                  7,933,279


                                                                                        Principal

CONVERTIBLE BONDS--.1%                                                                  Amount ($)                      Value ($)


COMMUNICATIONS;

Adelphia Communications, Conv. Deb.,

  3.25%, 05/1/2021

    (cost $500,000)                                                                       500,000                         475,624


SHORT TERM INVESTMENTS--.9%


REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 1.88%
  dated 2/28/2002 due 3/1/2002,
  in the amount of $4,915,257
  (fully collateralized by $5,020,000
  Federal Home Loan Bank, Bonds,
  due 1/14/2005, value $5,015,224)
    (cost $4,915,000)                                                                   4,915,000                       4,915,000


TOTAL INVESTMENTS
    (cost $407,614,576)                                                                    100.6%                     555,303,960

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.6%)                     (3,156,390)

NET ASSETS                                                                                 100.0%                     552,147,570

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM MID CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--97.5%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.2%

Constellation Brands, CL. A                                                               125,800 (a)                   6,837,230

Loews Corp.--Carolina Group                                                               189,500                       5,637,625

R.J. Reynolds Tobacco Holdings                                                            119,700                       7,858,305

                                                                                                                       20,333,160

CONSUMER CYCLICAL--10.5%

BJ's Wholesale Club                                                                       151,320 (a)                   6,226,818

Brinker International                                                                     126,500 (a)                   4,344,010

CDW Computer Centers                                                                       90,000 (a)                   4,752,000

Chico's FAS                                                                               271,650 (a)                   9,192,636

Circuit City Stores--Circuit City Group                                                   177,400                       3,171,912

Dana                                                                                      153,500                       2,855,100

Darden Restaurants                                                                        138,300                       5,847,324

Ethan Allen Interiors                                                                     169,900                       6,886,047

Family Dollar Stores                                                                      148,000                       4,860,320

International Game Technology                                                             138,900 (a)                   9,378,528

Jones Apparel Group                                                                        94,900 (a)                   3,384,134

Liz Claiborne                                                                             210,000                       6,365,100

Michaels Stores                                                                           214,600 (a)                   6,395,080

Mohawk Industries                                                                          62,300 (a)                   3,920,539

Office Depot                                                                              405,800 (a)                   7,714,258

Pep Boys--Manny, Moe & Jack                                                               370,200                       5,190,204

Starwood Hotels & Resorts Worldwide                                                       138,200                       4,975,200

                                                                                                                       95,459,210

CONSUMER STAPLES--3.1%

Dean Foods                                                                                105,455 (a)                   7,557,960

McCormick & Co.                                                                           111,500                       5,463,500

SUPERVALU                                                                                 369,001                       9,575,576

Tyson Foods, Cl. A                                                                        435,200                       5,653,248

                                                                                                                       28,250,284

ENERGY--8.9%

BJ Services                                                                               204,900 (a)                   6,792,435

CMS Energy                                                                                197,100                       4,296,780

Devon Energy                                                                              135,700                       5,927,376

Equitable Resources                                                                       157,200                       5,137,296

Helmerich & Payne                                                                         167,600                       5,654,824

Murphy Oil                                                                                 76,100                       6,558,298

Newfield Exploration                                                                      145,300 (a)                   5,272,937

NiSource                                                                                  232,400                       4,878,076

ENERGY (CONTINUED)

Noble Affiliates                                                                          110,400                       3,996,480

Nobel Drilling                                                                            189,400 (a)                   6,672,562

Ocean Energy                                                                              187,200                       3,416,400

Precision Drilling                                                                        126,600 (a)                   3,722,040

Smith International                                                                       116,100 (a)                   7,505,865

Tidewater                                                                                 117,900                       4,595,742

Valero Energy                                                                             148,727                       6,369,977

                                                                                                                       80,797,088

HEALTH CARE--11.8%

AmerisourceBergen                                                                         195,990                      13,268,523

Andrx Group                                                                                69,800 (a)                   2,334,810

Beckman Coulter                                                                           146,500                       6,983,655

Biovail                                                                                    51,800 (a)                   2,460,500

Caremark Rx                                                                               404,900 (a)                   7,065,505

Edwards Lifesciences                                                                      249,200 (a)                   7,109,676

Enzon                                                                                      77,300 (a)                   3,393,470

First Health Group                                                                        286,500 (a)                   6,583,770

IDEC Pharmaceuticals                                                                      167,800 (a)                  10,541,196

IDEXX Laboratories                                                                         49,850 (a)                   1,300,088

IVAX                                                                                      367,325 (a)                   6,244,525

Laboratory Corporation
    of America Holdings                                                                   106,700 (a)                   8,693,916

Lincare Holdings                                                                          340,100 (a)                   8,556,916

Shire Pharmaceuticals, ADR                                                                 80,000 (a)                   1,902,400

St. Jude Medical                                                                           76,800 (a)                   6,013,440

Triad Hospitals                                                                           220,800 (a)                   6,756,480

Waters                                                                                    256,700 (a)                   8,021,875

                                                                                                                      107,230,745

INTEREST SENSITIVE--19.7%

Allied Capital                                                                             219,400                      5,985,232

Ambac Financial Group                                                                      127,450                      7,908,273

Archstone-Smith Trust                                                                      165,900                      4,293,492

Banknorth Group                                                                            312,600                      7,811,874

Block (H&R)                                                                                185,200                      9,343,340

Charter One Financial                                                                      277,440                      8,450,823

City National                                                                              176,100                      8,949,402

Edwards (A.G.)                                                                             110,720                      4,522,912

First Tennessee National                                                                   254,100                      8,766,450

                                                                 The Funds


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM MID CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                   Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Gallagher (Arthur J.) & Co.                                                               221,900                       7,735,434

Golden State Bancorp                                                                      176,000                       5,364,480

GreenPoint Financial                                                                      182,900                       8,047,600

Investment Technology Group                                                               115,646 (a)                   5,368,287

Legg Mason                                                                                 67,700                       3,548,834

M&T Bank                                                                                  113,310                       8,668,215

Mack-Cali Realty                                                                          118,000                       3,711,100

North Fork Bancorporation                                                                 286,300                       9,900,254

Old Republic International                                                                263,000                       8,405,480

Principal Financial Group                                                                 257,750                       6,278,790

Radian Group                                                                              194,888                       9,095,423

RenaissanceRe                                                                              56,500                       6,120,645

TCF Financial                                                                             205,200                      10,547,280

Waddell & Reed Financial, Cl. A                                                           165,800                       5,108,298

Washington Federal                                                                        157,380                       4,082,437

Washington Mutual                                                                         175,289                       5,702,151

Wilmington Trust                                                                           90,300                       5,922,777

                                                                                                                      179,639,283

INTERNET RELATED--.8%

E*TRADE                                                                                   612,100 (a)                   4,958,010

SonicWALL                                                                                 209,800 (a)                   2,714,812

                                                                                                                        7,672,822

PRODUCER GOODS--10.6%

American Standard Cos.                                                                    126,510 (a)                   8,261,103

Bowater                                                                                    57,600                       2,969,280

CNF                                                                                       158,200                       4,905,782

Cabot                                                                                      62,020                       2,026,814

Clayton Homes                                                                             349,600                       5,313,920

Engelhard                                                                                 191,800                       5,518,086

GATX                                                                                      102,900                       3,150,798

Genuine Parts                                                                             205,800                       7,517,874

ITT Industries                                                                             89,000                       5,251,000

Jacobs Engineering                                                                        125,800 (a)                   8,485,210

Lubrizol                                                                                  142,600                       4,691,540

Lyondell Chemical                                                                         367,800                       5,748,714

Packaging Corporation of America                                                          199,200 (a)                   3,820,656

Pentair                                                                                    67,600                       2,636,400

Plum Creek Timber Co.                                                                     185,600                       5,744,320

PRODUCER GOODS (CONTINUED)

Shaw Group                                                                                239,000 (a)                   5,805,310

Sigma-Aldrich                                                                             110,200                       5,024,018

Teekay Shipping                                                                            85,400                       3,159,800

Terex                                                                                     201,000 (a)                   4,096,380

Valspar                                                                                    56,580                       2,505,362

                                                                                                                       96,632,367

SERVICES--10.4%

Affiliated Computer Services, Cl. A                                                       192,400 (a)                   9,410,284

CSG Systems International                                                                 160,700 (a)                   5,010,626

Catalina Marketing                                                                         78,300 (a)                   2,825,064

Charter Communications                                                                    182,600 (a)                   1,899,040

Convergys                                                                                 139,000 (a)                   4,238,110

Donnelley (R.R.) & Sons                                                                   177,800                       5,086,858

Henry (Jack) & Associates                                                                 183,000                       3,971,100

Hispanic Broadcasting                                                                     184,400 (a)                   4,807,308

Knight-Ridder                                                                              75,000                       5,055,000

Republic Services                                                                         334,800 (a)                   6,009,660

Robert Half International                                                                 250,000 (a)                   6,502,500

Ryder System                                                                              226,100                       6,353,410

Scripps (E.W.), Cl. A                                                                      48,200                       3,624,640

SunGard Data Systems                                                                      341,200 (a)                  10,532,844

Telephone and Data Systems                                                                 74,400                       6,483,960

Viad                                                                                      171,200                       4,262,880

Westwood One                                                                              235,700 (a)                   8,430,989

                                                                                                                       94,504,273

TECHNOLOGY--15.3%

Ascential Software                                                                          1,941 (a)                       7,570

Autodesk                                                                                  105,100                       4,642,267

Avnet                                                                                     301,200                       7,909,512

Cadence Design Systems                                                                    317,700 (a)                   6,719,355

Compuware                                                                                 389,500 (a)                   4,444,195

Diebold                                                                                   152,700                       5,573,550

Electronic Arts                                                                           150,400 (a)                   8,094,528

Electronics for Imaging                                                                   238,100 (a)                   4,619,140

Harris                                                                                    164,100                       5,620,425

L-3 Communications                                                                         75,900 (a)                   8,337,615

Macrovision                                                                               141,700 (a)                   3,308,695

McDATA                                                                                    131,900 (a)                   2,078,744


MPAM MID CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Microchip Technology                                                                      218,400 (a)                   7,464,912

NVIDIA                                                                                     90,700 (a)                   4,626,607

Network Associates                                                                        258,400 (a)                   6,129,248

Plantronics                                                                               200,300 (a)                   4,006,000

Polycom                                                                                   141,000 (a)                   3,431,940

RF Micro Devices                                                                          357,500 (a)                   5,591,300

RSA Security                                                                              577,750 (a)                   5,500,180

Reynolds and Reynolds, Cl. A                                                              202,700                       5,949,245

SPX                                                                                        65,100 (a)                   8,235,801

Semtech                                                                                   212,000 (a)                   6,398,160

Storage Technology                                                                        143,900 (a)                   2,762,880

Sybase                                                                                    363,300 (a)                   6,128,871

Symantec                                                                                  171,100 (a)                   6,169,866

Vignette                                                                                  940,800 (a)                   2,634,240

Vishay Intertechnology                                                                    177,200 (a)                   3,138,212

                                                                                                                      139,523,058

UTILITIES--4.2%

ALLETE                                                                                    116,900                       3,342,171

Allegheny Energy                                                                          217,100                       7,505,147

Ameren                                                                                    182,700                       7,466,949

Broadwing                                                                                 263,500 (a)                   1,654,780

UTILITIES (CONTINUED)

Energy East                                                                               241,600                       4,716,032

TECO Energy                                                                               320,300                       8,001,094

Wisconsin Energy                                                                          217,900                       5,266,643

                                                                                                                       37,952,816

TOTAL COMMON STOCKS

    (cost $741,208,861)                                                                                               887,995,106


                                                                                        Principal

SHORT-TERM INVESTMENTS--4.7%                                                            Amount ($)                      Value ($)


REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 1.88%
  dated 2/28/2002, due 3/1/2002
   in the amount of $42,997,245
  (fully collateralized by $44,425,000
  Federal Home Loan Bank Bonds, 4.125%,
  11/15/2006, value $43,328,280)

    (cost $42,995,000)                                                                 42,995,000                      42,995,000


TOTAL INVESTMENTS
    (cost $784,203,861)                                                                    102.2%                     930,990,106

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (2.2%)                    (20,179,009)

NET ASSETS                                                                                 100.0%                     910,811,097

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--97.9%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.8%

Constellation Brands, Cl. A                                                                31,940 (a)                   1,735,939

Standard Commercial                                                                        21,496                         401,975

Vector Group                                                                               11,540                         321,274

                                                                                                                        2,459,188

CONSUMER CYCLICAL--19.5%

Advance Auto Parts                                                                         18,476 (a)                     827,725

Advanced Marketing                                                                         46,270                       1,054,956

American Eagle Outfitters                                                                  34,900 (a)                     871,453

Borders Group                                                                              53,920 (a)                   1,153,349

Brown Shoe                                                                                 86,000                       1,487,800

CBRL Group                                                                                 49,140                       1,508,107

Cheesecake Factory (The)                                                                   43,150 (a)                   1,471,846

Coach                                                                                      29,930 (a)                   1,492,310

Cooper Tire & Rubber                                                                       55,370                       1,058,674

Direct Focus                                                                               36,940 (a)                   1,108,200

Furniture Brands International                                                             70,690 (a)                   2,696,823

Galyan's Trading                                                                          124,200                       1,537,596

HON INDUSTRIES                                                                             46,780                       1,268,206

Harman International                                                                       51,080                       2,390,544

Hot Topic                                                                                  70,170 (a)                   1,630,049

Jack in the Box                                                                            59,140 (a)                   1,682,533

Kellwood                                                                                   71,610                       1,731,530

Linens 'n Things                                                                           35,970 (a)                   1,029,102

MTR Gaming Group                                                                          108,850 (a)                   1,432,466

Mesa Air Group                                                                            227,680 (a)                   2,181,174

Michaels Stores                                                                            85,960 (a)                   2,561,608

99 Cents Only Stores                                                                       62,410 (a)                   2,128,181

Oshkosh Truck                                                                              34,170                       1,797,342

Pacific Sunwear of California                                                              67,040 (a)                   1,643,821

Payless ShoeSource                                                                         23,590 (a)                   1,402,190

Pep Boys--Manny, Moe & Jack                                                               137,890                       1,933,218

Pier 1 Imports                                                                            181,620                       3,626,951

Polaris                                                                                    32,750                       1,828,105

Ruby Tuesday                                                                              120,020                       2,424,404

Russell                                                                                   107,050                       1,645,358

Ryan's Family Steak Houses                                                                102,340 (a)                   2,301,627

ShopKo Stores                                                                             152,200 (a)                   2,146,020

Too                                                                                        64,750 (a)                   2,004,660

Zale                                                                                       48,020 (a)                   2,099,915

                                                                                                                       59,157,843

CONSUMER STAPLES--2.3%

American Italian Pasta, Cl. A                                                              58,730 (a)                   2,644,612

Church & Dwight                                                                            24,710                         763,539

Libbey                                                                                     17,870                         596,858

Ralcorp                                                                                    33,100 (a)                     867,220

Smithfield Foods                                                                           47,920 (a)                   1,183,624

United Natural Foods                                                                       36,100 (a)                     856,292

                                                                                                                        6,912,145

ENERGY--7.3%

AGL Resources                                                                              73,550                       1,636,488

Frontier Oil                                                                               77,220                       1,413,126

Helmerich & Payne                                                                          51,980                       1,753,805

Holly                                                                                      53,140                         999,032

New Jersey Resources                                                                       58,630                       2,672,942

Newfield Exploration                                                                       70,270 (a)                   2,550,098

ONEOK                                                                                      45,760                         834,662

Pioneer Natural Resources                                                                  51,380 (a)                   1,018,352

Plains Resources                                                                           30,230 (a)                     680,175

Remington Oil & Gas                                                                        84,670 (a)                   1,499,506

Tom Brown                                                                                  85,490 (a)                   2,297,971

Universal Compression                                                                      36,060 (a)                     901,139

Western Gas Resources                                                                      31,800                       1,019,508

XTO Energy                                                                                145,450                       2,740,278

                                                                                                                       22,017,082

HEALTH CARE--11.4%

AdvancePCS                                                                                112,660 (a)                   3,596,107

Barr Laboratories                                                                          19,710 (a)                   1,345,208

Cooper Cos.                                                                                38,590                       1,824,921

Coventry Health Care                                                                      113,070 (a)                   2,607,394

Diagnostic Products                                                                        47,190                       1,691,762

IDEXX Laboratories                                                                         60,330 (a)                   1,573,406

Medicis Pharmaceutical, Cl. A                                                              22,850 (a)                   1,279,371

Orthodontic Centers of America                                                             38,310 (a)                     955,451

Owens & Minor                                                                             118,180                       2,245,420

Patterson Dental                                                                           42,210 (a)                   1,712,460

Priority Healthcare, Cl. B                                                                 63,760 (a)                   1,578,060

Respironics                                                                                67,610 (a)                   1,987,734

STERIS                                                                                    108,990 (a)                   2,236,475

Syncor International                                                                       86,440 (a)                   2,269,050

Taro Pharmaceutical                                                                        51,970 (a)                   1,564,817

US Oncology                                                                               352,800 (a)                   2,857,680


MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Varian Medical Systems                                                                     81,200 (a)                   3,278,856

                                                                                                                       34,604,172

INTEREST SENSITIVE--10.7%

Actrade Financial Technologies                                                             36,980 (a)                     522,897

Allied Capital                                                                             59,000                       1,609,520

American Capital Strategies                                                                35,140                       1,005,707

American Home Mortgage                                                                    133,100                       1,626,482

BlackRock                                                                                  59,140 (a)                   2,631,730

Commerce Bancorp                                                                           53,540                       2,227,264

Cullen/Frost Bankers                                                                      128,090                       4,412,701

DVI                                                                                        62,730 (a)                   1,058,255

Dime Community Bancshares                                                                  30,950                         906,835

Eaton Vance                                                                                37,040                       1,414,928

Fremont General                                                                           344,010                       1,816,373

Health Care Property Investors                                                             23,990                         906,822

Hudson United Bancorp                                                                      50,800                       1,559,560

New York Community Bancorp                                                                 79,570                       2,334,584

Provident Bankshares                                                                       92,000                       2,223,640

RenaissanceRe                                                                              13,910                       1,506,870

Southwest Bancorporation of Texas                                                          68,900 (a)                   2,118,675

Storage USA                                                                                26,050                       1,120,931

Webster Financial                                                                          38,960                       1,365,938

                                                                                                                       32,369,712

INTERNET--.2%

Register.com                                                                               71,540 (a)                     630,983

PRODUCER GOODS & SERVICES--20.7%

AGCO                                                                                       56,790                       1,275,503

Alliant Techsystems                                                                        30,180 (a)                   2,834,204

AptarGroup                                                                                 37,790                       1,307,534

Arkansas Best                                                                              62,410 (a)                   1,673,836

Astec Industries                                                                          108,390 (a)                   1,678,961

Baldor Electric                                                                            26,250                         557,812

Ball                                                                                       45,140                       1,908,971

Cambrex                                                                                    66,390                       2,747,882

Chicago Bridge & Iron, NY Shares                                                           33,200                         944,872

Dal-Tile International                                                                     43,520 (a)                   1,079,296

Fleetwood Enterprises                                                                      53,650                         535,427

General Cable                                                                              71,910                         848,538

Graco                                                                                      40,550                       1,664,577

Hughes Supply                                                                              76,510                       2,422,307

PRODUCER GOODS & SERVICES (CONTINUED)

Ivex Packaging                                                                             91,020 (a)                   2,001,530

Lubrizol                                                                                   49,030                       1,613,087

M.D.C. Holdings                                                                            32,622                       1,431,780

Manitowoc                                                                                  73,800                       2,671,560

NCI Building Systems                                                                       51,100 (a)                   1,079,743

NVR                                                                                         9,190 (a)                   2,685,777

OM Group                                                                                   49,540                       3,309,272

Reliance Steel & Aluminum                                                                 116,040                       3,017,040

Roadway                                                                                    72,330                       2,705,142

Shaw Group                                                                                 76,300 (a)                   1,853,327

Snap-on                                                                                    39,940                       1,375,933

Standard Pacific                                                                           76,610                       2,189,514

Stanley Works                                                                              36,160                       1,823,549

Stewart & Stevenson Services                                                               76,610                       1,189,753

Stillwater Mining                                                                          53,620 (a)                     941,031

Teekay Shipping                                                                            58,220                       2,154,140

Terex                                                                                     106,500 (a)                   2,170,470

URS                                                                                        45,060 (a)                   1,410,378

United Stationers                                                                          98,870 (a)                   3,880,647

Walter Industries                                                                          85,490                         990,829

Woodward Governor                                                                           8,980                         519,134

                                                                                                                       62,493,356

SERVICES--8.9%

Armor Holdings                                                                            100,620 (a)                   2,316,272

BARRA                                                                                      33,400 (a)                   1,810,280

CACI International, Cl. A                                                                  44,130 (a)                   1,498,213

CIBER                                                                                      97,400 (a)                     839,588

Consolidated Graphics                                                                     120,530 (a)                   2,244,269

Copart                                                                                    136,430 (a)                   2,372,518

Cox Radio, Cl. A                                                                           70,010 (a)                   1,763,552

Deluxe                                                                                     29,730                       1,409,202

Dollar Thrifty Automotive Group                                                            83,140 (a)                   1,413,380

FactSet Research Systems                                                                   44,120                       1,511,992

Lightbridge                                                                                69,250 (a)                     677,265

MAXIMUS                                                                                    34,360 (a)                   1,209,472

Mail-Well                                                                                 144,000 (a)                     757,440

NDCHealth                                                                                  28,670                         975,927

Perot Systems, Cl. A                                                                       64,260 (a)                   1,082,781

R. H. Donnelley                                                                            49,540 (a)                   1,426,257

Regis                                                                                      65,170                       1,654,015

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Stewart Enterprises, Cl. A                                                                219,410 (a)                   1,211,143

Tetra Tech                                                                                 42,995 (a)                     773,910

                                                                                                                       26,947,476

TECHNOLOGY--14.6%

Activision                                                                                 57,040 (a)                   1,629,062

Aeroflex                                                                                   47,400 (a)                     466,890

Amphenol, Cl. A                                                                            17,870 (a)                     753,757

Anixter International                                                                      92,440 (a)                   2,391,423

Cabot Microelectronics                                                                      7,120 (a)                     391,885

Catapult Communications                                                                    32,790 (a)                     615,468

Cerner                                                                                     33,710 (a)                   1,464,362

Checkpoint Systems                                                                        118,290 (a)                   1,656,060

DuPont Photomasks                                                                          63,330 (a)                   2,721,923

ESS Technology                                                                             94,770 (a)                   1,975,007

Electro Scientific Industries                                                              78,350 (a)                   2,504,066

Entegris                                                                                   77,290 (a)                     797,633

Esterline Technologies                                                                     55,160 (a)                   1,097,684

Fisher Scientific International                                                            61,910 (a)                   1,795,390

Global Imaging Systems                                                                     83,750 (a)                   1,303,988

IKON Office Solutions                                                                     132,790                       1,779,386

Integrated Defense Technologies                                                            25,000                         637,500

Itron                                                                                      47,400 (a)                   1,192,110

KEMET                                                                                      55,260 (a)                     900,185

MSC. Software                                                                              78,600 (a)                   1,391,220

Mercury Computer Systems                                                                   33,200 (a)                   1,064,392

Microsemi                                                                                  69,350 (a)                     935,531

National Instruments                                                                       30,230 (a)                   1,106,116

Pemstar                                                                                    72,550 (a)                     667,460

Photronics                                                                                 44,440 (a)                   1,283,872

Planar Systems                                                                             65,680 (a)                   1,343,813

Progress Software                                                                          80,900 (a)                   1,362,356

RSA Security                                                                               97,100 (a)                     924,392

TECHNOLOGY (CONTINUED)

Renaissance Learning                                                                       31,770 (a)                     980,104

Roper Industries                                                                           29,210                       1,365,568

Silicon Storage Technology                                                                117,630 (a)                   1,046,907

SpectraLink                                                                                54,240 (a)                     502,805

THQ                                                                                        40,000 (a)                   1,802,400

TTI Team Telecom International                                                             32,230 (a)                     899,217

Tollgrade Communications                                                                   28,190 (a)                     604,675

Trimble Navigation                                                                         55,970 (a)                     727,610

                                                                                                                       44,082,217

UTILITIES--1.5%

Cleco                                                                                      82,830                       1,789,128

Dominion Resources                                                                            310                          18,067

PNM Resources                                                                              99,590                       2,682,954

                                                                                                                        4,490,149

TOTAL COMMON STOCKS

    (cost $260,655,037)                                                                                               296,164,323


                                                                                        Principal

SHORT-TERM INVESTMENTS--2.6%                                                            Amount ($)                       Value ($)


REPURCHASE AGREEMENTS;

Salomon Smith Barney,

  Tri-Party Repurchase Agreement,
  1.88% dated 2/28/2002,
  due 3/1/2002 in the amount of
  $7,900,413 (fully collateralized
  by $8,070,000 Federal Home
  Loan Bank Bonds, 4.125%,
  1/14/2005,value $8,019,563)
    (cost $7,900,000)                                                                   7,900,000                       7,900,000


TOTAL INVESTMENTS
     (cost $268,555,037)                                                                   100.5%                     304,064,323

LIABILITIES, LESS CASH AND RECEIVABLES                                                       (.5%)                     (1,441,255)

NET ASSETS                                                                                 100.0%                     302,623,068

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--92.8%                                                                        Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.4%

National Australia Bank                                                                    322,401                       5,964,370

Santos                                                                                   1,246,064                       3,903,188

                                                                                                                         9,867,558

BELGIUM--2.7%

Dexia                                                                                      353,660                       5,322,353

Dexia (Strip VVPR)                                                                         199,820                           1,736

Fortis                                                                                     264,047                       5,885,137

                                                                                                                        11,209,226

FINLAND--1.1%

Kesko, Cl. B                                                                               234,736                       2,121,206

Sampo, Cl. A                                                                               305,710                       2,382,714

                                                                                                                         4,503,920

FRANCE--7.6%

Air France                                                                                 149,874                       2,448,240

Alstom                                                                                      95,510                       1,147,733

Assurances Generales de France                                                              69,223                       3,302,118

BNP Paribas                                                                                 97,168                       4,732,261

Compagnie de Saint-Gobain                                                                   15,797                       2,463,819

Compagnie Generale des
    Etablissements Michelin, Cl. B                                                        105,544                       4,025,945

L' Air Liquide                                                                                  1                             142

Schneider Electric                                                                         53,200                       2,681,078

TotalFinaElf                                                                                2,850                         420,735

TotalFinaElf, ADR                                                                          94,611                       6,958,639

Usinor                                                                                    240,534                       3,344,000

                                                                                                                       31,524,710

GERMANY--8.1%

Bayer                                                                                      185,733                       5,922,771

Bayerische Hypo- und Vereinsbank                                                           102,940                       3,139,504

Commerzbank                                                                                310,500                       5,153,055

Deutsche Lufthansa                                                                         181,966                       2,822,268

Deutsche Post                                                                              360,060                       4,661,556

E.On                                                                                       133,765                       6,578,528

Software                                                                                    55,880                       1,485,757

Volkswagen                                                                                  79,007                       3,768,840

                                                                                                                        33,532,279

GREECE--.9%

Hellenic Telecommunications
    Organization, ADR                                                                      494,500                       3,713,695

HONG KONG--1.4%

MTR                                                                                      1,763,300                       2,396,494

Swire Pacific, Cl. A                                                                       640,000                       3,479,287

                                                                                                                         5,875,781

IRELAND--2.0%

Bank of Ireland                                                                            684,660                       6,662,892

Elan, ADR                                                                                  108,650 (a)                   1,531,965

                                                                                                                         8,194,857

ITALY--5.5%

Banca Popolare di
    Bergamo-Credito Varesino                                                              211,643                       3,646,670

ENI                                                                                       443,354                       6,121,694

Finmeccanica                                                                            5,562,790                       4,395,109

Sanpaolo IMI                                                                              228,417                       2,330,056

Telecom Italia                                                                          1,230,328                       6,409,916

                                                                                                                       22,903,445

JAPAN--19.1%

AIFUL                                                                                       54,550                       2,726,684

Aioi Insurance                                                                              60,000                         107,303

CANON                                                                                      200,000                       7,018,857

Credit Saison                                                                              321,900                       6,226,515

FUJI MACHINE MFG.                                                                          129,800                       1,981,383

Furukawa Electric                                                                           16,000                          73,032

HONDA MOTOR                                                                                131,000                       5,244,313

KONAMI                                                                                      68,700                       1,272,318

LAWSON                                                                                      83,700                       2,048,032

MABUCHI MOTOR                                                                               54,400                       5,010,955

MINEBEA                                                                                    586,000                       3,363,230

MURATA MANUFACTURING                                                                        28,300                       1,761,868

Matsumotokiyoshi                                                                           118,700                       3,819,291

NIPPON TELEGRAPH AND TELEPHONE                                                                  25                          79,879

NISSAN MOTOR                                                                               763,000                       4,984,279

Nippon Express                                                                           1,319,000                       4,688,155

Nishimatsu Construction                                                                    431,000                       1,144,904

ORIX                                                                                         2,300                         175,718

RINNAI                                                                                     218,000                       4,102,589

ROHM                                                                                         1,200                         173,750

SHOHKOH FUND & CO.                                                                          20,460                       1,707,041

77 Bank                                                                                    619,000                       2,320,555

Shin-Etsu Chemical                                                                         124,100                       4,717,360

Sumitomo Bakelite                                                                          464,700                       2,886,120

TDK                                                                                         49,800                       2,265,669

Takeda Chemical Industries                                                                 117,000                       4,753,891

Yamaha Motor                                                                              396,000 (b)                   2,281,652

Yamanouchi Pharmaceutical                                                                  78,000                       2,036,965

                                                                                                                       78,972,308

NETHERLANDS--6.8%

ABN AMRO                                                                                   362,651                       6,343,113

                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM INTERNATIONAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Akzo Nobel                                                                                  59,436                       2,633,841

Buhrmann                                                                                   277,891                       3,223,484

Hunter Douglas                                                                              99,771                       2,904,149

Koninklijke (Royal)
    Philips Electronics, ADR                                                              160,630                       4,169,955

Stork                                                                                     203,159                       1,911,764

Vedior                                                                                    292,926                       3,308,804

Wolters Kluwer                                                                            171,080                       3,701,420

                                                                                                                       28,196,530

NEW ZEALAND--.6%

Telecom Corporation of New Zealand                                                       1,189,791                       2,543,795

NORWAY--.7%

Statoil                                                                                    371,800                       2,703,436

PORTUGAL--1.7%

Electricidade de Portugal                                                                1,508,460                       2,922,863

Portugal Telecom                                                                          541,519 (a)                   3,834,785

                                                                                                                        6,757,648

SINGAPORE--2.1%

Creative Technology                                                                        218,710                       2,523,913

DBS                                                                                        833,840                       6,146,912

                                                                                                                         8,670,825

SPAIN--3.0%

Endesa                                                                                     492,401                       7,418,871

Repsol YPF, ADR                                                                            405,951                       4,968,840

                                                                                                                        12,387,711

SWEDEN--1.5%

Autoliv                                                                                    154,067                       3,727,558

Investor, Cl. B                                                                            247,638                       2,669,459

                                                                                                                         6,397,017

SWITZERLAND--5.5%

Barry Callebaut                                                                             22,890                       2,140,418

Clariant                                                                                   200,960                       4,024,645

Novartis                                                                                   133,740                       5,100,822

Roche                                                                                       61,030                       4,304,849

UBS                                                                                         92,719 (a)                   4,306,352

Zurich Financial Services                                                                   15,670                       3,041,329

                                                                                                                        22,918,415

UNITED KINGDOM--20.1%

Allied Domecq                                                                            1,005,129                       5,725,153

BAE SYSTEMS                                                                              1,246,199                       5,615,051

BOC                                                                                        384,936                       5,688,687

Barclays                                                                                   205,697                       6,047,631

Bunzl                                                                                      907,051                       6,464,559

Cadbury Schweppes                                                                          583,600                       3,977,403

Celltech                                                                                        1 (a)                          10

Diageo                                                                                    509,507                       6,064,132

Enterprise Oil                                                                            654,372                       5,748,514

GlaxoSmithKline                                                                           171,400                       4,186,849

Morgan Crucible                                                                         1,598,749                       3,737,692

Rexam                                                                                   1,095,144                       6,773,212

Rio Tinto                                                                                 252,704                       5,091,561

Royal & Sun Alliance Insurance                                                          1,144,052                       4,230,829

Royal Bank Of Scotland                                                                          1                              24

Royal Bank Of Scotland (Value Shares)                                                           1                               1

Scottish and Southern Energy                                                              430,200                       3,870,645

Unilever                                                                                  719,462                       5,973,717

Wolseley                                                                                  473,252                       4,003,188

                                                                                                                       83,198,858

TOTAL COMMON STOCKS

    (cost $421,865,084)                                                                                               384,072,014


                                                                                        Principal

SHORT-TERM INVESTMENTS--4.0%                                                            Amount ($)                     Value ($)


REPURCHASE AGREEMENTS;

Bear Stearns, Tri-Party Repurchase
  Agreement, 1.85% dated 2/28/2002,
  due 3/1/2002 in the amount of
  $16,570,851 (fully collateralized by
  $12,700,000 U.S. Treasury Notes,
  8.50% due 2/15/2020,
  value $16,978,630)

    (cost $16,570,000)                                                                 16,570,000                      16,570,000


TOTAL INVESTMENTS
    (cost $438,435,084)                                                                     96.8%                     400,642,014

CASH AND RECIEVABLES (NET)                                                                   3.2%                      13,216,810

NET ASSETS                                                                                 100.0%                     413,858,824

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THIS SECURITY IS ON LOAN. AT FEBRUARY 28, 2002, THE TOTAL
MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $1,728,300 AND THE TOTAL MARKET
VALUE OF THE COLLATERAL HELD BY THE FUND IS $1,815,000.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--94.7%                                                                       Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.5%

Banco Hipotecario                                                                          33,500 (a)                      33,420

Perez Companc, ADR                                                                         19,000                         184,300

Telecom Argentina Stet--
    France Telecom, ADR                                                                    42,763                         211,677

                                                                                                                          429,397

BRAZIL--8.0%

Companhia de Saneamento Basico do

    Estado de Sao Paulo                                                                    14,950                         831,850

Companhia Vale do Rio Doce, ADR                                                            29,150                         741,867

Petroleo Brasileiro, ADR                                                                   65,014                       1,592,843

Tele Celular Sul Participacoes, ADR                                                        32,100                         438,165

Tele Norte Leste Participacoes, ADR                                                        43,700                         662,055

Telecomunicacoes Brasileiras,
    ADR (PFD Block)                                                                        21,850                         811,728

Ultrapar Participacoes, ADR                                                                59,250                         515,475

Unibanco, ADR                                                                              32,650                         790,130

Votorantim Celulose e Papel, ADR                                                           15,400 (a)                     286,440

                                                                                                                        6,670,553

CHILE--.6%

Quinenco, ADR                                                                              91,300 (a)                     534,105

CHINA--3.4%

Aluminum Corporation of China, Cl. H                                                      448,300 (a)                     104,038

PetroChina, ADR                                                                            21,400                         404,246

PetroChina, Cl. H                                                                       2,470,000                         459,075

Qingling Motors, Cl. H                                                                  3,560,000                         643,596

Shandong International
    Power Development, Cl. H                                                            1,807,000                         469,167

Sinopec Yizheng Chemical
    Fibre, Cl. H                                                                        5,209,000                         774,741

                                                                                                                        2,854,863

CROATIA--1.2%

Pliva d.d., GDR                                                                            82,100 (b)                   1,012,539

CZECH REPUBLIC--.5%

CEZ                                                                                       217,000                         439,493

EGYPT--2.6%

Commercial International Bank, GDR                                                        123,400 (b)                     721,890

Misr International Bank, GDR                                                              149,937 (b)                     326,113

Orascom Construction Industries                                                            61,112                         382,568

EGYPT (CONTINUED)

Paints & Chemical Industries, GDR                                                          75,400 (b)                      58,435

Suez Cement, GDR                                                                           90,080 (a,b)                   648,576

                                                                                                                        2,137,582

HONG KONG--3.0%

Brilliance China Automotive                                                             1,871,000                         345,446

CNOOC                                                                                     192,700                         206,306

CNOOC, ADR                                                                                 12,600                         269,010

China Mobile (Hong Kong), ADR                                                              50,000 (a)                     721,000

China Pharmaceutical Enterprise
    and Investment                                                                      1,796,000 (a)                     175,011

Hengan International                                                                      310,200                         105,398

Mandarin Oriental International                                                           506,500                         215,263

Shanghai Industrial                                                                       220,700                         435,780

                                                                                                                        2,473,214

HUNGARY--2.2%

EGIS                                                                                        9,278                         425,115

MOL Magyar Olaj-es Gazipari                                                                12,900                         243,732

Magyar Tavkozlesi                                                                         220,300                         718,123

OTP Bank                                                                                    6,750                         496,643

                                                                                                                        1,883,613

INDIA--11.1%

BSES, GDR                                                                                  41,000 (b)                     595,525

Bajaj Auto, GDR                                                                            84,500 (b)                     760,500

Gas Authority of India, GDR                                                                96,500 (b)                     856,438

Grasim Industries, GDR                                                                     47,000 (b)                     294,925

ICICI, ADR                                                                                 68,100                         474,657

Indian Hotels, GDR                                                                         71,700 (b)                     259,913

Mahanagar Telephone Nigam, ADR                                                            269,750                       1,726,400

Mahindra & Mahindra, GDR                                                                  244,100 (b)                     579,737

Reliance Industries, GDR                                                                   63,200 (b)                     880,480

State Bank of India, GDR                                                                   91,200 (b)                   1,001,376

Tata Engineering & Locomotive, GDR                                                        316,600 (a,b)                   854,820

Videsh Sanchar Nigam, ADR                                                                 145,475                         987,775

                                                                                                                        9,272,546

INDONESIA--2.3%

PT Indah Kiat Pulp & Paper                                                              4,527,500 (a,c)                    71,369

PT Indofood Sukses Makmur                                                               6,727,000                         497,069

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                 Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA (CONTINUED)

PT Indonesian Satellite, ADR                                                               43,800                         427,926

PT Telekomunikasi Indonesia                                                             1,440,000                         514,286

PT Telekomunikasi Indonesia, ADR                                                           54,500                         381,500

                                                                                                                        1,892,150

ISRAEL--2.9%

AudioCodes                                                                                 95,700 (a)                     363,660

Bank Hapoalim                                                                             926,900                       1,713,755

ECI Telecom                                                                                91,300 (a)                     357,896

                                                                                                                        2,435,311

MALAYSIA--2.9%

Berjaya Sports Toto                                                                       240,000                         385,253

Genting                                                                                   139,900                         453,872

Malaysia International Shipping                                                           263,000                         465,137

Petronas Gas                                                                              114,000                         203,995

Sime Darby                                                                                695,400                         910,370

                                                                                                                        2,418,627

MEXICO--11.5%

Alfa, Ser. A                                                                              528,900                         851,878

Apasco                                                                                    216,800                       1,191,498

Cemex                                                                                     118,300                         575,896

Coca-Cola Femsa, ADR                                                                        6,800                         168,300

Consorcio ARA                                                                             183,900 (a)                     350,823

Controladora Comercial Mexicana                                                           847,200                         581,174

Desc, Ser. B                                                                            1,869,400                         881,802

Grupo Continental                                                                         372,500                         585,087

Kimberly-Clark de Mexico, Ser. A                                                          554,500                       1,726,543

Pepsi-Gemex, GDR                                                                          108,300 (a)                     746,187

Telefonos de Mexico, ADR                                                                   50,500                       1,933,645

                                                                                                                        9,592,833

PANAMA--.5%

Banco Latinoamericano de
    Exportaciones, Cl. E                                                                   20,900                         411,730

PHILIPPINES--3.3%

ABS-CBN Broadcasting                                                                       79,500                          49,828

Bank of the Philippine Islands                                                            297,900                         395,262

La Tondena Distillers                                                                     173,500                          80,403

Manila Electric, Cl. B                                                                  1,442,400 (a)                   1,350,931

Philippine Long Distance Telephone                                                         25,200                         248,312

PHILIPPINES (CONTINUED)

Philippine Long Distance
    Telephone, ADR                                                                         51,200                         503,296

Universal Robina                                                                        1,017,500                         100,261

                                                                                                                        2,728,293

POLAND--2.2%

Bank Przemyslowo-Handlowy                                                                    9,400                         506,464

KGHM Polska Miedz                                                                          242,037                         859,606

Polski Koncern Naftowy Orlen                                                               102,854                         479,944

                                                                                                                         1,846,014

RUSSIA--.9%

LUKOIL, ADR                                                                                15,500                         753,688

SOUTH AFRICA--7.0%

ABSA                                                                                      338,800                         806,741

Aveng                                                                                     489,300                         305,093

Bidvest                                                                                   109,600                         412,651

Edgars Consolidated Stores                                                                 97,950                         208,588

Foschini                                                                                  537,287                         315,084

Metro Cash and Carry                                                                    1,582,889 (a)                     282,272

Nampak                                                                                  1,103,610                       1,068,260

Nedcor                                                                                    112,000                       1,212,249

Sage                                                                                      176,634                          78,494

Tiger Brands                                                                              193,924                         996,582

Woolworths                                                                                537,600                         184,498

                                                                                                                        5,870,512

SOUTH KOREA--13.2%

Cheil Jedang                                                                               14,430                         649,941

Hyundai Motor                                                                               6,760                         186,582

Kookmin Bank                                                                               13,334                         585,445

Kookmin Bank, ADR                                                                          15,240                         677,157

Korea Electric Power                                                                       88,500                       1,474,581

Korea Electric Power, ADR                                                                  75,150                         693,635

Korea Fine Chemical                                                                        11,780                         178,647

Korea Telecom, ADR                                                                         46,800                       1,043,640

Pohang Iron & Steel                                                                         1,780                         197,733

Pohang Iron & Steel, ADR                                                                   36,350                       1,007,622

SK                                                                                        160,690                       1,913,000

Samsung                                                                                    82,600                         704,618

Samsung SDI                                                                                18,350                         955,903


MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

Samsung Electronics                                                                         2,210                         577,785

Samsung Electronics, GDR                                                                    1,500 (b)                     194,475

                                                                                                                       11,040,764

TAIWAN--7.4%

Advanced Semiconductor Engineering                                                        674,220 (a)                     540,376

Bank Sinopac                                                                            1,992,000 (a)                     786,914

China Motor                                                                               285,000                         199,971

China Steel                                                                             1,669,130                         875,984

Compal Electronics                                                                        251,000                         329,321

Compal Electronics, GDR                                                                    28,062                         181,701

Elan Microelectronics                                                                     409,800                         448,840

Nan Ya Plastic                                                                            883,850                         804,188

Nien Hsing Textile                                                                        452,600 (a)                     299,496

Standard Foods Taiwan                                                                     517,520                         109,231

Standard Foods Taiwan, GDR                                                                  2,154 (b)                       2,208

Taiwan Cellular                                                                           403,000 (a)                     482,772

United Microelectronics                                                                   857,000 (a)                   1,092,638

                                                                                                                        6,153,640

THAILAND--2.7%

Hana Microelectronics                                                                     226,000                         426,610

PTT Exploration and Production                                                            248,600                         664,957

Siam Commercial Bank                                                                      635,000 (a)                     395,922

Thai Farmers Bank                                                                       1,228,500 (a)                     808,131

                                                                                                                        2,295,620

TURKEY--1.5%

Akcansa Cimento                                                                        50,709,500                         272,774

Hurriyet Gazetecilik ve Matbaacilik                                                   147,697,713 (a)                     475,932

Turk Ekonomi Bankasi, GDR                                                                  81,100 (a)                     143,953

Uzel Makina Sanayii, ADR                                                                   16,300 (a,b)                     7,743

Yapi ve Kredi Bankasi                                                                 163,322,200 (a)                     390,921

                                                                                                                        1,291,323

UNITED KINGDOM--3.3%

Dimension Data                                                                            596,700 (a)                     537,248

Old Mutual                                                                              1,088,500                       1,449,634

South African Breweries                                                                   112,000                         742,682

                                                                                                                        2,729,564

TOTAL COMMON STOCKS

    (cost $74,988,957)                                                                                                 79,167,974


PREFERRED STOCKS--1.3%
                                                                               -

BRAZIL:

Companhia Energetica
    de Minas Gerais                                                                        62,417                         965,334

Petroleo Brasileiro                                                                         5,400                         128,012

TOTAL PREFERRED STOCKS

    (cost $855,415)                                                                                                     1,093,346


                                                                                        Principal

SHORT-TERM INVESTMENTS--6.6%                                                            Amount ($)                      Value ($)


REPURCHASE AGREEMENTS;

Bear Stearns,
  Tri-Party Repurchase Agreement,
  1.85% dated 2/28/2002,
  due 3/1/2002 in the amount of
  $5,500,283 (fully collateralized
  by 5,425,000 U.S. Treasury Note,
  4.625% due 5/15/2006,
  value $562,409,750)

    (cost $5,500,000)                                                                   5,500,000                       5,500,000


TOTAL INVESTMENTS
    (cost $81,344,372)                                                                     102.6%                      85,761,320

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (2.6%)                     (2,190,344)

NET ASSETS                                                                                 100.0%                      83,570,976

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28, 2002,
THESE SECURITIES AMOUNTED TO $9,055,693 OR APPROXIMATELY 10.8% OF NET ASSETS.

(C)  SECURITY RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN THE RESTRICTED
SECURITY, WITH AN AGGREGATE VALUE OF $71,369 REPRESENTS APPROXIMATELY .1% OF NET
ASSETS:

                                                 Acquisition
Issuer                                              Date           Purchase Price ($)       Net Assets (%)      Valuations ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

PT Indah Kiat Pulp & Paper               1/16/00-4/24/01                  .04467                   .1                     .015763

((+))  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--40.5%                                                                       Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.0%

Anheuser-Busch Cos.                                                                        21,400                       1,088,190

Philip Morris Cos.                                                                         55,600                       2,927,896

                                                                                                                        4,016,086

CONSUMER CYCLICAL--4.3%

AutoZone                                                                                   10,000 (a)                     663,600

BJ's Wholesale Club                                                                         8,800 (a)                     362,120

Best Buy                                                                                   19,200 (a)                   1,294,080

Costco Wholesale                                                                           28,300 (a)                   1,167,658

Home Depot                                                                                 37,800                       1,890,000

Johnson Controls                                                                           13,100                       1,162,756

Kohl's                                                                                     19,900 (a)                   1,346,633

Lear                                                                                        8,350 (a)                     373,245

Lowe's Cos.                                                                                31,700                       1,434,425

Sears, Roebuck & Co.                                                                       16,300                         857,054

Target                                                                                     38,800                       1,625,720

Wal-Mart Stores                                                                            82,230                       5,099,082

                                                                                                                       17,276,373

CONSUMER STAPLES--2.8%

Archer-Daniels-Midland                                                                     31,535                         436,760

Avon Products                                                                              16,300                         842,547

Estee Lauder Cos., Cl. A                                                                   11,800                         368,160

Fortune Brands                                                                             10,700                         486,850

General Mills                                                                               11,340                         524,248

Hershey Foods                                                                               8,100                         572,265

Kimberly-Clark                                                                             13,700                         857,620

Kraft Foods, Cl. A                                                                         22,300                         871,930

Newell Rubbermaid                                                                          17,400                         541,662

PepsiCo                                                                                    49,380                       2,493,690

Procter & Gamble                                                                           34,620                       2,935,430

Wm. Wrigley Jr.                                                                            11,000                         616,440

                                                                                                                       11,547,602

ENERGY--3.2%

Anadarko Petroleum                                                                         14,900                         776,290

BP, ADR                                                                                    10,100                         500,455

ChevronTexaco                                                                              15,304                       1,292,270

Conoco                                                                                     17,800                         492,348

El Paso                                                                                    35,375                       1,382,455

Exxon Mobil                                                                               113,280                       4,678,464

Kerr-McGee                                                                                 11,940                         660,163

Noble Drilling                                                                             33,300 (a)                   1,173,159

Phillips Petroleum                                                                         18,100                       1,069,891

Public Service Enterprise Group                                                            13,900                         586,163

Valero Energy                                                                              11,000                         471,130

                                                                                                                       13,082,788

HEALTH CARE--5.9%

Abbott Laboratories                                                                        36,700                       2,075,385

American Home Products                                                                     36,400                       2,313,220

AmerisourceBergen                                                                          22,400                       1,516,480

Amgen                                                                                      21,700 (a)                   1,258,166

Baxter International                                                                       18,600                       1,031,928

Bristol-Myers Squibb                                                                       22,400                       1,052,800

Eli Lilly & Co.                                                                            16,061                       1,216,300

Forest Laboratories                                                                         8,500 (a)                     675,920

Genentech                                                                                  10,500 (a)                     495,600

King Pharmaceuticals                                                                       19,033 (a)                     591,165

Medtronic                                                                                  16,800                         748,272

Novartis, ADR                                                                              14,220                         539,791

Pfizer                                                                                    138,575                       5,676,032

Pharmacia                                                                                  41,600                       1,707,680

Quest Diagnostics                                                                          14,400 (a)                   1,021,104

Tenet Healthcare                                                                           13,100 (a)                     756,525

UnitedHealth Group                                                                         11,900                         862,631

Waters                                                                                     12,800 (a)                     400,000

                                                                                                                       23,938,999

INTEREST SENSITIVE--9.0%

Ambac Financial Group                                                                      13,050                         809,752

American International Group                                                               43,096                       3,187,811

BB&T                                                                                       12,300                         455,223

Bank of America                                                                            47,400                       3,031,230

Charter One Financial                                                                      23,600                         718,856

Citigroup                                                                                  91,566                       4,143,362

Equity Office Properties Trust                                                             12,000                         344,400

Fannie Mae                                                                                 35,300                       2,762,225

Fifth Third Bancorp                                                                        17,000                       1,083,920

Freddie Mac                                                                                 8,000                         509,920

General Electric                                                                          167,700                       6,456,450

Goldman Sachs Group                                                                         7,600                         615,144

Hartford Financial Services Group                                                          15,600                       1,045,200

Jefferson-Pilot                                                                             9,680                         489,518

John Hancock Financial Services                                                            21,900                         841,179

Lehman Brothers Holdings                                                                   12,800                         723,200

MBNA                                                                                       50,450                       1,749,606

MGIC Investment                                                                             9,800                         657,776

Merrill Lynch                                                                              13,600                         652,120

Morgan Stanley Dean Witter & Co.                                                            8,400                         412,608

SouthTrust                                                                                 20,500                         518,035

U.S. Bancorp                                                                               34,776                         725,080

Wachovia                                                                                   39,200                       1,302,616


MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Washington Mutual                                                                          55,450                       1,803,788

Wells Fargo                                                                                28,500                       1,336,650

                                                                                                                        36,375,669

PRODUCER GOODS & SERVICES--3.2%

Air Products & Chemicals                                                                   18,900                         916,650

Alcoa                                                                                      21,700                         815,269

American Standard Cos.                                                                     10,300 (a)                     672,590

Canadian National Railway                                                                  11,800                         591,652

Caterpillar                                                                                18,000                         999,180

General Dynamics                                                                           11,900                       1,081,472

International Paper                                                                        18,600                         813,750

Lockheed Martin                                                                            24,800                       1,398,968

Masco                                                                                      20,000                         564,042

MeadWestvaco                                                                               21,146                         734,612

Minnesota Mining & Manufacturing                                                            8,520                       1,004,764

Norfolk Southern                                                                           31,800                         756,522

Rohm & Haas                                                                                14,800                         568,468

United Parcel Service, Cl. B                                                               12,300                         724,962

United Technologies                                                                        19,500                       1,422,525

                                                                                                                       13,065,426

SERVICES--2.3%

AOL Time Warner                                                                           102,750 (a)                   2,548,200

Comcast, Cl. A                                                                             24,600 (a)                     833,202

Electronic Data Systems                                                                    19,900                       1,174,697

First Data                                                                                 15,300                       1,247,256

McGraw-Hill Cos.                                                                            8,600                         565,880

Omnicom Group                                                                              12,300                       1,150,542

Viacom, Cl. B                                                                              36,791 (a)                   1,712,621

                                                                                                                        9,232,398

TECHNOLOGY--6.4%

Altera                                                                                     14,200 (a)                     270,794

Amdocs                                                                                     17,900 (a)                     505,675

Analog Devices                                                                             16,000 (a)                     595,360

Celestica                                                                                  13,220 (a)                     434,938

Cisco Systems                                                                             123,600 (a)                   1,763,772

Dell Computer                                                                              73,400 (a)                   1,812,246

EMC                                                                                        37,200 (a)                     405,480

Harris                                                                                     17,280                         591,840

Intel                                                                                     123,000                       3,511,650

International Business Machines                                                            33,900                       3,326,268

Intuit                                                                                     12,800 (a)                     484,992

Lexmark International Group, Cl. A                                                         18,100 (a)                     899,751

Linear Technology                                                                          11,100                         408,813

Maxim Integrated Products                                                                  15,300 (a)                     700,128

TECHNOLOGY (CONTINUED)

Microsoft                                                                                  97,600 (a)                   5,693,984

Network Associates                                                                         17,300 (a)                     410,356

Nokia, ADR                                                                                 29,900                         621,023

Oracle                                                                                     60,200 (a)                   1,000,524

QUALCOMM                                                                                   17,000 (a)                     565,250

SPX                                                                                         4,700 (a)                     594,597

Semtech                                                                                    12,400 (a)                     374,232

Tech Data                                                                                  12,100 (a)                     554,180

Vishay Intertechnology                                                                     15,400 (a)                     272,734

                                                                                                                       25,798,587

UTILITIES--2.4%

BellSouth                                                                                  42,500                       1,647,300

Exelon                                                                                     21,000                       1,034,880

FirstEnergy                                                                                19,600                         717,360

PPL                                                                                        17,100                         557,631

SBC Communications                                                                         66,307                       2,509,057

Telefonos de Mexico, ADR                                                                   18,300                         700,707

Verizon Communications                                                                     50,700                       2,372,760

                                                                                                                        9,539,695

TOTAL COMMON STOCKS

    (cost $128,287,575)                                                                                               163,873,623


                                                                                        Principal

BONDS AND NOTES--45.2%                                                                  Amount ($)                      Value ($)


ASSET BACKED CTFS.--2.9%

Americredit Automobile
    Receivables Trust Ser. 2002-A,
    Cl. A4, 4.61%, 2009                                                                 2,250,000                       2,251,973

Citibank Credit Card Issuance
    Trust, Ser. 2001-A8,
    Cl. A8, 4.1%, 2006                                                                  3,000,000                       3,011,215

Connecticut RRB Special Purpose
    Trust, Ser. 2001-1,
    Cl. A2, 5.36%, 2007                                                                 2,000,000                       2,077,466

Daimler Chrysler Auto Trust,

    Ser. 2001-D, Cl. A3, 3.15%, 2005                                                    2,000,000                       1,993,495

Residential Asset Mortgage Products,

    Ser. 2002-RS1, Cl. AI2,
    4.68%, 2026                                                                         2,250,000                       2,240,156

                                                                                                                       11,574,305

AUTOMOTIVE--.5%

Ford Motor,

    Notes, 7.45%, 2031                                                                  1,950,000                       1,873,642

BANKING--1.5%

Bank of America,

    Sr. Notes, 5.25%, 2007                                                              1,800,000                       1,815,903

                                                                                                                 The Funds



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal                      Principal

BONDS AND NOTES (CONTINUED)                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

FleetBoston Financial,

    Notes, 6.375%, 2008                                                                   900,000                         921,505

HSBC Bank,

    Notes, 7.65%, 2007                                                                  2,000,000                       2,201,180

U.S. Bank N.A.,

    Sub. Notes, 6.375%, 2011                                                              925,000                         950,419

                                                                                                                        5,889,007

BROKERAGE FIRM--.2%

Lehman Brothers,

    Notes, 6.25%, 2006                                                                    875,000                         907,308

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--2.6%

Asset Securization:

    Ser. 1995-MD IV,
        Cl. A1, 7.1%, 2029                                                              1,824,831                       1,954,212

    Ser. 1997-D4,
        Cl. ACS1, 1.495%, 2029

        (Interest Only Obligation)                                                      6,589,244 (b,c)                    43,242

Federal Home Loan
    Mortgage Corp., Ser. 1552,
    Cl. H, 6.75%, 2022                                                                  5,606,000                       5,860,086

GS Mortgage Securities II,

    Ser. 1998-GLII,
    Cl. A2, 6.562%, 2031                                                                2,375,000                       2,458,980

                                                                                                                       10,316,520

ELECTRIC--1.4%

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              1,400,000                       1,451,831

Dominion Resources,

    Sr. Notes, 7.6%, 2003                                                               1,700,000                       1,785,529

FirstEnergy, Notes, 5.5%, 2006                                                            600,000                         596,109

Progress Energy,

    Sr. Notes, 7%, 2031                                                                 1,950,000                       1,978,445

                                                                                                                        5,811,914

ENERGY--.2%

Coastal, Notes, 7.75%, 2010                                                               950,000                         970,909

FINANCE--3.9%

Boeing Capital,

    Notes, 6.5%, 2012                                                                   1,765,000                       1,804,370

Citigroup, Notes, 5.5%, 2006                                                            1,750,000                       1,796,545

Countrywide Home Loan,

    Notes, 5.5%, 2006                                                                   1,300,000                       1,304,894

Ford Motor Credit,

    Notes, 7.25%, 2011                                                                  1,330,000                       1,331,742

General Motors Accept:

    Bonds, 8%, 2031                                                                     1,800,000                       1,902,245

    Notes, 6.125%, 2006                                                                 1,700,000                       1,697,832

FINANCE (CONTINUED)

Heller Financial,

    Notes, 6.375%, 2006                                                                 1,780,000                       1,890,209

Household Finance:

    Notes, 6.375%, 2011                                                                   750,000                         737,071

    Notes, 6.75%, 2011                                                                  1,750,000                       1,765,734

Pemex Master Trust,

    Notes, 7.875%, 2009                                                                 1,560,000                       1,615,380

                                                                                                                       15,846,022

FOOD & BEVERAGES--.3%

General Mills,

    Notes, 6%, 2012                                                                     1,200,000                       1,207,632

INSURANCE--.6%

AXA Financial,

    Sr. Notes, 7.75%, 2010                                                              1,450,000                       1,595,799

American General,

    Notes, 6.625%, 2029                                                                   925,000                         921,995

                                                                                                                        2,517,794

MEDIA--1.4%

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                                925,000                         954,704

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                               925,000                         930,755

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             1,950,000                       1,991,213

Time Warner,

    Notes, 6.95%, 2028                                                                  1,950,000                       1,863,941

                                                                                                                        5,740,613

OIL & GAS--.4%

Conoco,

    Notes, 2.596%, 2002                                                                 1,750,000                       1,752,600

OTHER--.5%

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              1,950,000                       2,021,961

REGIONAL AUTHORITY--.2%

Province of Ontario,

    Bonds, 7.625%, 2004                                                                   800,000                         871,931

RETAIL--.6%

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   2,500,000                       2,485,750

SERVICES--.4%

AOL Time Warner,
    Notes, 6.75%, 2011                                                                  1,650,000                       1,684,676

TELECOMMUNICATIONS--1.7%

AT&T Wireless Service,

    Sr. Notes, 7.875%, 2011                                                             2,475,000                       2,577,992


MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal                       Principal

BONDS AND NOTES (CONTINUED)                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Sprint Capital, Notes, 6.125%, 2008                                                       950,000                         860,673

Sprint Capital, Notes, 6.9%, 2019                                                       1,980,000                       1,706,813

Qwest Capital Funding,

    Bonds, 7.75%, 2031                                                                  1,700,000 (d)                   1,528,281

                                                                                                                        6,673,759

UTILITIES--1.1%

Bellsouth, Notes, 6.875%, 2031                                                            280,000                         292,447

France Telecom, Notes, 7.2%, 2006                                                       2,315,000                       2,384,471

Worldcom, Sr. Notes, 7.5%, 2004                                                           760,000                         743,050

Worldcom, Notes, 7.5%, 2011                                                               900,000                         868,846

                                                                                                                        4,288,814

U.S. GOVERNMENT & AGENCIES/
  MORTGAGED-BACKED--24.8%

Federal Home Loan Mortgage Corp.:

    Bonds, 3.875%, 2/1/2005                                                             4,000,000                       3,996,524

    Bonds, 5.5%,
        9/1/2006-11/1/2031                                                              5,140,236                       5,260,160

    Bonds, 5.736%, 7/1/2031                                                             1,839,010                       1,864,683

    Notes, 5.75%, 4/15/2008                                                               500,000                         520,230

    Bonds, 6.5%,
        1/15/2009-3/15/2029                                                             8,200,000                       8,406,719

    Bonds, 6.75%, 12/15/2021                                                            3,125,000                       3,219,350

    Bonds, 7%, 10/1/2030                                                                2,188,752                       2,257,829

    Bonds, 8.5%, 6/1/2018                                                               2,800,084                       3,056,460

Federal National Mortgage Association:

    Bonds, 5.5%,
        7/18/2006-12/1/2016                                                             3,476,693                       3,524,033

    Notes, 6%, 12/21/2011                                                               1,750,000                       1,775,657

    Bonds, 6%, 3/15/2029-7/1/2030                                                      11,005,374                      11,004,751

    Bonds, 6.5%, 8/1/2029-3/15/2032                                                    11,205,264                      11,408,549

    Notes, 7%, 6/1/2009                                                                 1,299,961                       1,366,169

    Bonds, 7%, 11/1/2031-2/1/2032                                                       4,115,165                       4,240,431

    Bonds, 7.25%, 5/15/2030                                                               940,000                       1,073,519

    Notes, 8%, 2/1/2013                                                                 1,283,959                       1,359,393

Government National
    Mortgage Association I:

    6%, 10/15/2008-2/15/2009                                                            2,137,000                       2,219,809

    6.5%, 2/15/2024-5/15/2028                                                           7,122,079                       7,286,851

    7%, 5/15/2023-11/15/2023                                                            2,296,387                       2,391,114

    7.5%, 3/15/2027                                                                     1,346,377                       1,420,845

    8%, 2/15/2008                                                                         906,327                         964,386

    9%, 12/15/2009                                                                      1,623,271                       1,753,133

Government National
    Mortgage Association II:

    6.5%, 4/20/2031                                                                     1,612,489                       1,637,676

U.S. GOVERNMENT & AGENCIES/
    MORTGAGED-BACKED (CONTINUED)

U.S. Treasury Bonds:

    6.25%, 5/15/2030                                                                    5,435,000                       5,968,500

    7.25%, 5/15/2016                                                                      750,000                         880,717

    7.875%, 2/15/2021                                                                     285,000                         360,211

U.S. Treasury Notes:

    4.75%, 11/15/2008                                                                     660,000                         664,356

    4.875%, 2/15/2012                                                                     695,000                         695,646

    5%, 8/15/2011                                                                       5,515,000                       5,552,447

    5.875%, 11/15/2004                                                                  2,555,000                       2,714,279

    6.5%, 10/15/2006                                                                    1,250,000                       1,368,750

                                                                                                                      100,213,177

TOTAL BONDS AND NOTES

    (cost $178,306,645)                                                                                               182,648,334


REGULATED INVESTMENT
    COMPANIES--12.4%                                                                      Shares                         Value ($)


MPAM Emerging Markets Fund                                                                614,553                       7,915,442

MPAM International Fund                                                                 1,587,425                      17,937,902

MPAM Mid Cap Stock Fund                                                                 2,137,169                      24,107,264

    (cost $54,660,881)                                                                                                 49,960,608


                                                                                        Principal

SHORT-TERM INVESTMENTS--4.3%                                                            Amount ($)                      Value ($)


U.S. GOVERNMENT AGENCY
    DISCOUNT NOTES--2.5%

Federal Home Loan Banks,

    1.73%, 3/13/2002                                                                   10,000,000                       9,994,267

REPURCHASE AGREEMENTS--1.8%

Salomon Smith Barney, Tri-Party
    Repurchase Agreement, 1.88%
    dated 2/28/2002, due 3/1/2002
    in the amount of $7,410,387
    (fully collateralized by Federal
    Home Loan Mortgage Corp.
    Discount Note, 4.125%, due
    1/14/2005, value $7,522,688)                                                        7,410,000                       7,410,000

TOTAL SHORT-TERM INVESTMENTS

    (cost $17,404,267)                                                                                                 17,404,267
                                                                                                                                   -

TOTAL INVESTMENTS (cost $378,659,368)                                                      102.4%                     413,886,832

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (2.4%)                     (9,785,155)

NET ASSETS                                                                                 100.0%                     404,101,677

(A)  NON-INCOME PRODUCING.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE SHOWN AMOUNT.

(D)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28, 2002, THIS SECURITY
AMOUNTED TO $1,528,281 OR .4% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal                      Principal

BONDS AND NOTES--97.3%                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./AUTOMOTIVE-2.4%

Americredit Automobile
    Receivables Trust, Ser. 2002-A,
    Cl. A4, 4.61%, 2009                                                                11,250,000                      11,259,866

Daimler Chrysler Auto Trust,

    Ser. 2001-D, Cl. A3, 3.15%, 2005                                                    9,465,000                       9,434,214

World Omni Auto Receivables Trust,

    Ser. 2001-B, Cl. A3, 3.79%, 2005                                                    3,000,000                       3,020,592

                                                                                                                       23,714,672

ASSET-BACKED CTFS./FINANCE--2.8%

Citibank Credit Card Issuance Trust,

    Ser. 2001-A8, Cl. A8, 4.1%, 2006                                                    8,000,000                       8,029,906

Connecticut RRB Special
    Purpose Trust, Ser. 2001-1,
    Cl. A2, 5.36%, 2007                                                                10,350,000                      10,750,888

 MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                     8,000,000                       8,246,483

                                                                                                                       27,027,277

ASSET-BACKED CTFS./
    HOME EQUITY LOANS--.8%

Residential Asset Mortgage Products,

    Ser. 2002-RS1,
    Cl. AI2, 4.68%, 2026                                                                8,000,000                       7,965,000

BANKING/FINANCE--12.5%

American General,

    Sr. Notes, 6.625%, 2029                                                             4,775,000                       4,759,486

Axa Financial,

    Sr. Notes, 7.75%, 2010                                                              5,650,000                       6,218,113

Bank of America,

    Sr. Notes, 5.25%, 2007                                                              9,050,000                       9,129,957

Boeing Capital,

    Notes, 6.5%, 2012                                                                   7,875,000                       8,050,660

CIT Group Holdings,

    Notes, 7.5%, 2003                                                                   5,500,000                       5,407,232

Citigroup,

    Notes, 5.5%, 2006                                                                   8,775,000                       9,008,389

Countrywide Home Loans,

    Notes, 5.5%, 2006                                                                   5,680,000                       5,701,385

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 4,475,000                       4,581,926

Ford Motor Credit,

    Notes, 7.25%, 2011                                                                  6,235,000                       6,243,168

GMAC:

    Bonds, 8%, 2031                                                                     8,000,000                       8,454,424

    Notes, 6.125%, 2006                                                                 8,275,000                       8,264,449

BANKING/FINANCE (CONTINUED)

Heller Financial,

    Notes, 6.375%, 2006                                                                 8,275,000                       8,787,347

Household Finance:

    Notes, 6.375%, 2011                                                                 4,375,000                       4,299,579

    Notes, 6.75%, 2011                                                                  8,275,000                       8,349,401

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  4,135,000                       4,287,681

Midland Bank,

    Sub. Notes, 7.65%, 2007                                                             6,250,000 (a)                   6,878,688

Pemex Master Trust,

    Notes, 7.875%, 2009                                                                 7,840,000 (b)                   8,118,320

U.S. Bank, N.A.,

    Notes, 6.375%, 2011                                                                 4,775,000                       4,906,217

                                                                                                                      121,446,422

COLLATERALIZED MORTGAGE
    OBLIGATIONS--7.4%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation
  Ctfs., REMIC:

        Ser. 1546, Cl. G, 6.75%,
            12/15/2021                                                                 20,265,000                      20,876,839

        Ser. 1552, Cl. H, 6.75%,
            11/15/2022                                                                 23,500,000                      24,565,114

        Ser. 1660, Cl. H, 6.5%,
            1/15/2009                                                                   8,745,000                       9,183,737

        Ser. 2019, Cl. D, 6.5%,
            7/15/2021                                                                   8,144,536                       8,474,119

        Ser. 2410, Cl. PH,
            5.5%, 1/15/2018                                                             5,000,000                       5,133,800

Federal National Mortgage Association,
    Multiclass Mortgage Participation
    Ctfs., REMIC, Ser. 1992-18,
    Cl. HC, 7.5%, 3/25/2007                                                             3,134,900                       3,305,815

                                                                                                                       71,539,424

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--1.8%

Asset Securitization:

    Ser. 1995-MD IV,
        Cl. A1, 7.1%, 2029                                                              7,955,073                       8,524,122

    Ser. 1997-D4,
         Cl. A-CS1, 1.495%, 2029
        (Interest Only Obligation)                                                     15,502,694 (c,d)                   101,736

GS Mortgage Securities II,

    Ser. 1998-GLII,
    Cl. A2, 6.562%, 2031                                                                8,750,000                       9,059,400

                                                                                                                       17,685,258


MPAM BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Principal                    Principal

BONDS AND NOTES (CONTINUED)                                                              Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--.7%

Province of Ontario,

    Bonds, 7.625%, 2004                                                                 6,000,000                       6,539,484

INDUSTRIAL--6.2%

Conoco,

    Notes, 2.597%, 2002                                                                 9,250,000 (c)                   9,263,745

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   8,000,000                       7,954,400

Ford Motor,

    Notes, 7.45%, 2031                                                                  8,050,000                       7,734,778

General Mills,

    Notes, 6%, 2012                                                                     6,150,000                       6,189,114

Qwest Capital Funding:

    Bonds, 7.75%, 2031                                                                  8,275,000 (b)                   7,439,134

    Notes, 7.25%, 2011                                                                  8,350,000 (b)                   7,658,637

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                              13,050,000 (e)                  13,299,868

                                                                                                                       59,539,676

MEDIA/TELECOMMUNICATIONS--7.3%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  3,075,000                       3,139,624

AT&T Wireless Services,

    Sr. Notes, 7.875%, 2011                                                             9,140,000                       9,520,343

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              4,775,000                       4,928,335

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             4,775,000                       4,804,710

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             8,525,000                       8,705,176

France Telecom,
    Notes, 7.2%, 2006                                                                  11,315,000                      11,654,552

Sprint Capital:

    Gtd. Notes, 6.9%, 2019                                                              8,015,000                       6,909,146

    Gtd. Sr. Notes, 6.125%, 2008                                                        4,800,000                       4,348,666

Time Warner,

    Gtd. Notes, 6.95%, 2028                                                             8,550,000                       8,172,663

WorldCom:

    Notes, 7.5%, 2011                                                                   4,555,000                       4,397,329

    Sr. Notes, 7.5%, 2004                                                               3,890,000                       3,803,241

                                                                                                                       70,383,785

REAL ESTATE INVESTMENT TRUSTS--.9%

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              8,525,000                       8,839,598

U.S. GOVERNMENTS--12.7%

U.S. Treasury Bonds:

    6.25%, 5/15/2030                                                                   32,630,000                      35,832,961

    7.875%, 2/15/2021                                                                  25,000,000                      31,597,500

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Notes:

    3.5%, 11/15/2006                                                                    1,205,000                       1,170,308

    4.75%, 11/15/2008                                                                   3,145,000                       3,165,757

    4.875%, 2/15/2012                                                                   3,305,000                       3,308,074

    5%, 8/15/2011                                                                       6,155,000                       6,196,792

    5.75%, 8/15/2003                                                                   11,390,000                      11,904,714

    5.875%, 11/15/2004                                                                 21,195,000                      22,516,296

    6.5%, 10/15/2006                                                                    6,250,000                       6,843,750

                                                                                                                      122,536,152

U.S. GOVERNMENT AGENCIES--7.7%

Federal Farm Credit Banks,

    Bonds, 3.875%, 2/1/2005                                                            16,750,000                      16,735,444

Federal Home Loan Banks,

    Notes, 4.75%, 6/28/2004                                                             6,500,000                       6,686,875

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                             5,750,000                       5,941,250

    Notes, 5.75%, 4/15/2008                                                            16,500,000                      17,167,574

Federal National
    Mortgage Association:

        Bonds, 7.25%, 5/15/2030                                                         7,410,000                       8,462,524

        Notes, 5.5%, 7/18/2006                                                          9,250,000                       9,520,211

        Notes, 6%, 12/21/2011                                                           9,885,000                      10,029,924

                                                                                                                       74,543,802

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--30.8%

Federal Home Loan
    Mortgage Corp.:

        5.5%, 9/1/2006                                                                 13,636,358                      13,930,359

        5.736%, 7/1/2031                                                                8,965,173 (c)                   9,090,328

        6.5%                                                                           26,500,000 (f)                  26,913,930

        7%, 10/1/2030                                                                   8,143,717                       8,400,733

        8.5%, 6/1/2018                                                                 15,122,562                      16,507,184

Federal National
    Mortgage Association:

        5.5%, 12/1/2016                                                                12,333,522                      12,306,512

        6%                                                                              9,750,000 (f)                   9,692,085

        6%, 6/1/2016-7/1/2030                                                          37,802,989                      38,058,735

        6.5%                                                                           15,000,000 (f)                  15,225,000

        6.5%, 8/1/2029-1/1/2032                                                        26,904,377                      27,397,687

        7%, 6/1/2009-2/1/2032                                                          30,454,973                      31,471,029

        8%, 7/1/2007-2/1/2013                                                           8,493,256                       8,984,873

Government National
    Mortgage Association I:

        6%, 10/15/2008-5/15/2009                                                        5,408,770                       5,618,083

        6.5%, 2/15/2024-7/15/2024                                                      27,224,462                      27,847,513

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Principal                    Principal

BONDS AND NOTES (CONTINUED)                                                              Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED (CONTINUED)

Government National Mortgage
    Association I (continued):

        7%, 5/15/2023-12/15/2023                                                        7,047,496                       7,338,205

        7.5%, 3/15/2027                                                                 7,243,696                       7,644,345

        8%, 5/15/2007-2/15/2008                                                         4,814,049                       5,102,938

        9%, 12/15/2009                                                                  7,026,164                       7,588,258

    Project Loan:

        7%, 12/15/2023                                                                  3,636,848                       3,786,869

        8%, 9/15/2008                                                                   6,667,067                       7,075,425

Government National
    Mortgage Association II,

    6.5%, 4/20/2031                                                                     7,972,864                       8,097,400

                                                                                                                      298,077,491

UTILITIES--3.3%

BellSouth,

    Notes, 6.875%, 2031                                                                 1,720,000                       1,796,457

Coastal,

    Notes, 7.75%, 2010                                                                  4,235,000                       4,328,212

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              6,080,000                       6,305,094

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       8,275,000                       8,691,324

FirstEnergy,

    Notes, Ser. A, 5.5%, 2006                                                           3,100,000                       3,079,896

UTILITIES (CONTINUED)

Progress Energy,

    Sr. Notes, 7%, 2031                                                                 8,050,000                       8,167,425

                                                                                                                       32,368,408

TOTAL BONDS AND NOTES

    (cost $921,784,520)                                                                                               942,206,449


                                                                                        Principal

SHORT-TERM INVESTMENTS--7.2%                                                            Amount ($)                      Value ($)


AGENCY DISCOUNT NOTES--5.3%

Federal Home Loan Banks,

    1.73%, 3/13/2002                                                                   51,250,000                      51,220,617

REPURCHASE AGREEMENTS--1.9%

Salomon Smith Barney, 1.75%

  dated 2/28/2002, due 3/1/2002

  in the amount of $18,070,878 (fully

  collateralized by $15,515,000

  U.S. Treasury Bonds, 7.125%,
  2/15/2023, value $18,486,984)

    (cost $18,070,000)                                                                 18,070,000                      18,070,000

TOTAL SHORT-TERM INVESTMENTS

    (cost $69,290,617)                                                                                                 69,290,617
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $991,075,137)                                                                    104.5%                   1,011,497,066

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (4.5%)                    (43,561,022)

NET ASSETS                                                                                 100.0%                     967,936,044

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED MATURITY IS 5/1/2025.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28, 2002,
THESE SECURITIES AMOUNTED TO $23,216,091 OR 2.4% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NOTIONAL FACE AMOUNT SHOWN.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
MATURITY IS 8/1/2026.

(F)   PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Principal                    Principal

BONDS AND NOTES--96.2%                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./
    AUTOMOBILE RECIEVABLES--2.5%

Americredit Automobile Receivables Trust,

    Ser. 2002-A, Cl. A4, 4.61%, 2009                                                    4,500,000                       4,503,947

Daimler Chrysler Auto Trust,

    Ser. 2001-D, Cl. A3, 3.15%, 2005                                                    4,250,000                       4,236,176

World Omni Auto Receivables Trust,

    Ser. 2001-B, Cl. A3, 3.79%, 2005                                                    2,000,000                       2,013,728

                                                                                                                       10,753,851

ASSET-BACKED CTFS./FINANCE--3.0%

CitiBank Credit Card Issuance Trust,

    Ser. 2001-A8, Cl. A8, 4.1%, 2006                                                    5,000,000                       5,018,692

Connecticut RRB Special
    Purpose Trust, Ser. 2001-1,
    Cl. A2, 5.36%, 2007                                                                 4,000,000                       4,154,932

MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                     3,000,000                       3,092,431

                                                                                                                       12,266,055

ASSET-BACKED CTFS./
    HOME EQUITY LOANS--1.7%

EQCC Home Equity Loan Trust,

    Ser. 1996-4, Cl. A7, 7.14%, 2023                                                    4,000,000                       4,170,160

Residential Asset Mortgage
    Products, Ser. 2002-RS1,
    Cl. AI2, 4.68%, 2026                                                                3,000,000                       2,986,875

                                                                                                                        7,157,035

BANKING/FINANCE--18.9%

Axa Financial,

    Sr. Notes, 7.75%, 2010                                                              2,900,000                       3,191,598

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            1,250,000                       1,352,116

Bank of America:

    Notes, 6.625%, 2004                                                                 3,750,000                       3,983,921

    Sr. Notes, 5.25%, 2007                                                              4,150,000                       4,186,665

Bank One,

    Notes, 7.625%, 2005                                                                 1,750,000                       1,907,670

Bear Stearns,

    Sr. Notes, 7.625%, 2005                                                             1,100,000                       1,179,493

Boeing Capital,

    Notes, 6.5%, 2012                                                                   3,210,000                       3,281,602

CIT Group Holdings,

    Notes, 7.5%, 2003                                                                   3,050,000                       2,998,556

Citigroup,

    Notes, 5.5%, 2006                                                                   4,025,000                       4,132,053

BANKING/FINANCE (CONTINUED)

Countrywide Home Loans,

    Notes, 5.5%, 2006                                                                   3,020,000                       3,031,370

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 1,750,000                       1,791,815

Ford Motor Credit:

    Notes, 7.5%, 2005                                                                   3,725,000                       3,805,721

    Global Landmark Securities,
        7.25%, 2011                                                                     4,935,000                       4,941,465

General Electric Capital,

    Medium-Term Notes, Ser. A,
    5%, 2007                                                                            6,300,000                       6,351,755

Heller Financial,

    Sr. Notes, 6.375%, 2006                                                             4,635,000                       4,921,976

Household Finance:

    Notes, 6.375%, 2011                                                                 1,875,000                       1,842,677

    Notes, 6.75%, 2011                                                                  3,525,000                       3,556,693

Inter-American
    Development Bank,

    Bonds, 7%, 2003                                                                     2,500,000                       2,640,758

J.P. Morgan Chase & Co.,

    Sub. Notes, 6.75%, 2011                                                             1,750,000                       1,792,049

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  2,265,000                       2,348,633

Midland Bank,

    Sub. Notes, 7.65%, 2007                                                             3,250,000 (a)                   3,576,918

Morgan Stanley Dean Witter,

    Notes, 6.1%, 2006                                                                   1,845,000                       1,928,630

Pemex Master Trust,

    Notes, 7.875%, 2009                                                                 3,600,000 (b)                   3,727,800

U.S. Bank, N.A.,

    Notes, 6.375%, 2011                                                                 1,950,000                       2,003,586

Wells Fargo,

    Notes, 6.625%, 2004                                                                 3,000,000                       3,187,656

                                                                                                                       77,663,176

COLLATERALIZED MORTGAGE
    OBLIGATIONS--2.3%

Federal Home Loan Mortgage Corp.,

  Mulitclass Mortgage Participation

     Ctfs., REMIC:

            Ser. 2134, Cl. PM,
                 5.5%, 3/15/2014                                                        5,250,000                       5,163,375

            Ser. 2410, Cl. PH,
                 5.5%, 1/15/2018                                                        4,000,000                       4,107,040

                                                                                                                        9,270,415

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM INTERMEDIATE BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Principal                    Principal

BONDS AND NOTES (CONTINUED)                                                              Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.9%

Countrywide Home Loans,

    Ser. 1998-9, Cl. 2A1, 6.5%, 2013                                                    3,230,534                       3,311,976

GS Mortgage Securities II,

  Ser. 1998-GLII Cl. A-2,

    6.562%, 2031                                                                        4,250,000                       4,400,280

                                                                                                                        7,712,256

FOREIGN/GOVERNMENTAL--3.0%

Canada Government,

    Bonds, 6.375%, 2004                                                                 1,500,000                       1,602,872

International Bank for

  Reconstruction and Development,

    Notes, 7%, 2005                                                                     2,000,000                       2,180,372

Province of Ontario:

    Notes, 7.625%, 2004                                                                 2,500,000                       2,724,785

    Sr. Notes, 5.5%, 2008                                                               4,000,000                       4,082,188

Republic of Italy,

    Bonds, 5.25%, 2004                                                                  1,500,000                       1,553,412

                                                                                                                       12,143,629

INDUSTRIAL--7.2%

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   3,500,000                       3,480,050

GMAC:

    Notes, 6.125%, 2006                                                                 3,525,000                       3,520,506

    Notes, 6.875%, 2011                                                                 3,750,000                       3,742,384

General Mills,

    Notes, 6%, 2012                                                                     2,650,000                       2,666,854

Phillips Petroleum,

    Notes, 8.75%, 2010                                                                  3,525,000                       4,170,516

Qwest Capital Funding,

    Notes, 7.25%, 2011                                                                  4,625,000 (b)                   4,242,059

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                               6,500,000 (c)                   6,624,456

Wal-Mart Stores,

    Sr. Notes, 6.55%, 2004                                                              1,100,000                       1,173,688

                                                                                                                       29,620,513

MEDIA/TELECOMMUNICATIONS--6.3%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  1,275,000                       1,301,795

AT&T Wireless Services,

    Sr. Notes, 7.875%, 2011                                                             3,385,000                       3,525,860

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              1,950,000                       2,012,618

MEDIA/TELECOMMUNICATIONS (CONTINUED)

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             1,950,000                       1,962,133

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             3,525,000                       3,599,501

News America Holdings,

    Gtd. Sr. Notes, 7.43%, 2006                                                         6,500,000 (d)                   6,824,974

Sprint Capital:

    Gtd. Notes, 6.9%, 2019                                                              1,000,000                         862,027

    Gtd. Sr. Notes, 6.125%, 2008                                                        2,250,000                       2,038,437

WorldCom:

    Notes, 7.5%, 2011                                                                   2,030,000                       1,959,732

    Sr. Notes, 7.5%, 2004                                                               1,755,000                       1,715,858

                                                                                                                       25,802,935

REAL ESTATE INVESTMENT TRUSTS--1.6%

EOP Operating,

    Sr. Notes, 7%, 2011                                                                 2,750,000                       2,839,356

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              3,525,000                       3,655,083

                                                                                                                        6,494,439

U.S. GOVERNMENTS--25.2%

U.S. Treasury Bonds,

    7.875%, 2/15/2021                                                                     515,000                         650,908

U.S. Treasury Notes:

    3.5%, 11/15/2006                                                                      550,000                         534,165

    4.25%, 11/15/2003                                                                   8,750,000                       8,963,587

    4.625%, 5/15/2006                                                                  10,980,000                      11,214,972

    4.75%, 11/15/2008                                                                   1,195,000                       1,202,887

    4.875%, 2/15/2012                                                                   1,335,000                       1,336,241

    5%, 8/15/2011                                                                       4,115,000                       4,142,940

    5.625%, 5/15/2008                                                                   8,900,000                       9,408,902

    5.75%, 8/15/2003                                                                   19,085,000                      19,947,451

    5.75%, 11/15/2005                                                                   8,650,000                       9,201,437

    5.875%, 11/15/2004                                                                  7,525,000                       7,994,108

    6.5%, 8/15/2005                                                                     5,000,000                       5,437,850

    6.5%, 10/15/2006                                                                   15,230,000                      16,676,850

    6.75%, 5/15/2005                                                                    6,200,000                       6,769,346

                                                                                                                      103,481,644

U.S. GOVERNMENT AGENCIES--11.6%

Federal Farm Credit Banks,

    Notes, 3.875%, 2/1/2005                                                             7,250,000                       7,243,700

Federal Home Loan Banks,

    Notes, 4.75%, 6/28/2004                                                            11,250,000                      11,573,438


MPAM INTERMEDIATE BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Principal                     Principal

BONDS AND NOTES (CONTINUED)                                                              Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                            16,500,000                      17,048,807

    Notes, 5.75%, 4/15/2008                                                             3,750,000                       3,901,721

Federal National Mortgage Association:

    Notes, 5.5%, 7/18/2006                                                              3,750,000                       3,859,545

    Notes, 6%, 12/21/2011                                                               4,000,000                       4,058,644

                                                                                                                       47,685,855

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--4.2%

Federal Home Loan Mortgage Corp.:

    6%, 12/1/2004                                                                       4,983,669                       5,109,805

    6.5%, 3/1/2004                                                                        933,736                         962,038

Federal National Mortgage Association:

    5.5%, 6/1/2006                                                                      4,016,700                       4,125,874

    7%, 6/1/2009                                                                        2,154,100                       2,263,808

Government National
    Mortgage Association I;

        Project Loan:

            6.5%, 9/15/2013                                                             3,191,251                       3,328,858

            8%, 2/15/2008                                                               1,527,547                       1,625,402

                                                                                                                       17,415,785

UTILITIES--6.8%

AT&T,

    Notes, 5.625%, 2004                                                                 3,150,000                       3,177,622

Coastal,

    Notes, 7.75%, 2010                                                                  1,600,000                       1,635,216

Conoco,

    Notes, 2.597%, 2002                                                                 4,000,000 (e)                   4,005,944

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              2,520,000                       2,613,295

UTILITIES (CONTINUED)

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       3,525,000                       3,702,346

FirstEnergy,

    Sr. Notes, Ser. A, 5.5%, 2006                                                       1,300,000                       1,291,570

France Telecom,

    Notes, 7.2%, 2006                                                                   4,870,000                       5,016,144

Verizon Global Funding,

    Sr. Notes, 7.25%, 2010                                                              1,700,000                       1,826,286

Verizon Pennsylvania,

    Notes, Ser. A, 5.65%, 2011                                                          5,000,000                       4,823,540

                                                                                                                       28,091,963

TOTAL BONDS AND NOTES

    (cost $388,169,571)                                                                                               395,559,551


                                                                                        Principal

SHORT-TERM INVESTMENTS--3.0%                                                            Amount ($)                     Value ($)


REPURCHASE AGREEMENTS;

JP Morgan Chase and Co.,
    1.83% dated 2/28/2002,
    due 3/1/2002 in the amount
    of $12,389,630 (fully collateralized
    by $12,655,000 U.S. Treasury
    Notes, 3%, 3/29/2004,
    value $12,647,182)
    (cost $12,389,000)                                                                 12,389,000                      12,389,000

TOTAL INVESTMENTS                                                                           99.2%                     407,948,551

    (cost $400,558,571)

CASH AND RECEIVABLES (NET)                                                                    .8%                       3,446,787

NET ASSETS                                                                                 100.0%                     411,395,338

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2025.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBUARY 28, 2002,
THESE SECURITIES AMOUNTED TO $7,969,859 OR 1.9% OF NET ASSETS.

(C)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 8/1/2026.

(D)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 10/1/2026.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Principal                    Principal

BONDS AND NOTES--95.3%                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--2.5%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage

  Participation Ctfs., REMIC,

    Ser. 2106, Cl. BC, 5.5%, 6/15/2017                                                  1,479,147                       1,509,740

Federal National Mortgage Association,

  Multiclass Mortgage Participation Ctfs.,

  REMIC, Ser. 1994-38, Cl. PG,

    6.2%, 7/25/2021                                                                       835,189                         845,040

                                                                                                                        2,354,780

U.S. GOVERNMENTS--46.3%

U.S. Treasury Notes:

    3.5%, 11/15/2006                                                                    2,750,000                       2,670,827

    4.75%, 2/15/2004                                                                    5,000,000                       5,168,950

    5.75%, 8/15/2003                                                                    8,000,000                       8,361,520

    5.875%, 2/15/2004                                                                   8,000,000                       8,438,400

    5.875%, 11/15/2004                                                                  6,500,000                       6,905,210

    6%, 8/15/2004                                                                       3,000,000                       3,191,370

    6.25%, 2/15/2003                                                                    8,050,000                       8,360,971

                                                                                                                       43,097,248

U.S. GOVERNMENT AGENCIES--43.7%

Federal Farm Credit Banks:

    Bonds, 3.125%, 10/1/2003                                                            1,000,000                       1,002,519

    Bonds, 3.875%, 12/15/2004                                                           1,250,000                       1,251,488

    Bonds, 3.875%, 2/1/2005                                                             1,000,000                         999,131

    Bonds, 4.375%, 5/1/2003                                                             2,750,000                       2,808,809

    Bonds, 5.09%, 7/26/2004                                                               750,000                         759,553

Federal Home Loan Banks:

    Notes, 4.125%, 11/15/2004                                                           2,500,000                       2,525,000

    Notes, 4.75%, 6/28/2004                                                             3,650,000                       3,754,938

    Notes, 5.125%, 9/15/2003                                                            3,000,000                       3,105,900

Federal Home Loan Mortgage Corp.:

    Notes, 3.25%, 5/20/2004                                                               850,000                         846,812

    Notes, 3.25%, 12/15/2003                                                            3,000,000                       3,015,000

    Notes, 3.7%, 1/16/2004                                                                750,000                         753,750

    Notes, 4.05%, 12/4/2005                                                               850,000                         851,062

    Notes, 4.125%, 4/4/2005                                                             1,000,000                       1,005,000

    Notes, 4.5%, 6/15/2003                                                              1,500,000                       1,537,500

    Notes, 4.75%, 8/23/2004                                                               750,000                         759,375

    Notes, 4.875%, 8/2/2004                                                               750,000                         759,375

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal Home Loan
  Mortgage Corp. (continued):

        Notes, 5%, 5/24/2004                                                              750,000                         755,625

        Notes, 5.25%, 1/15/2006                                                         2,500,000                       2,583,153

        Notes, 5.7%, 7/11/2006                                                            800,000                         820,000

        Notes, 6.25%, 7/15/2004                                                         2,500,000                       2,658,170

Federal National
    Mortgage Association:

        Notes, 3.22%, 10/17/2003                                                          730,000                         732,896

        Notes, 4%, 8/21/2003                                                            1,000,000 (a)                   1,007,500

        Notes, 5.5%, 7/18/2006                                                          2,415,000                       2,485,547

        Notes, 5.75%, 4/15/2003                                                         2,750,000                       2,850,100

        Notes, 6.1%, 8/1/2008                                                           1,000,000                       1,015,000

                                                                                                                       40,643,203

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--2.8%

Federal Home Loan Mortgage Corp.:

    5.736%, 7/1/2031                                                                      919,505 (a)                     932,341

    6%, 12/01/2004                                                                      1,612,143                       1,652,947

                                                                                                                        2,585,288

TOTAL BONDS AND NOTES

    (cost $86,634,573)                                                                                                 88,680,519


                                                                                        Principal

SHORT-TERM INVESTMENTS--4.4%                                                            Amount ($)                      Value ($)


REPURCHASE AGREEMENTS;

JP Morgan Chase and Co.,
  1.83% dated 2/28/2002,
  due 3/1/2002 in the amount
  of $4,049,206 (fully collateralized
  by $4,140,000 U.S. Treasury
  Notes, 3%, 3/29/2004,
  value $4,137,445)

    (cost $4,049,000 )                                                                  4,049,000                       4,049,000


TOTAL INVESTMENTS

    (cost $90,683,573)                                                                      99.7%                      92,729,519

CASH AND RECEIVABLES (NET)                                                                    .3%                         301,485

NET ASSETS                                                                                 100.0%                      93,031,004

(A)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal                       Principal

  INVESTMENTS--94.7%                                                                     Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.5%

Alabama 5%, 6/1/2009                                                                    2,495,000                       2,685,693

ALASKA--.3%

Anchorage, Electric Utility Revenue

    8%, 12/1/2010 (Insured; MBIA)                                                       1,000,000                       1,278,090

ARIZONA--5.1%

Arizona Transportation Board,
  Highway Revenue

    5.25%, 7/1/2015                                                                     3,500,000                       3,718,785

Maricopa County Unified
    School District:

        (Paradise Valley) 7%, 7/1/2011
            (Insured; MBIA)                                                             1,905,000                       2,334,170

        (Scottsdale School) 6.60%,
            7/1/2012                                                                    1,250,000                       1,507,300

Phoenix Civic Improvement Corp.
    Water System Revenue 5.25%,
    7/1/2016 (Insured; FGIC)                                                            3,920,000                       4,208,630

Phoenix Industrial Development
    Authority, SFMR 6.60%, 12/1/2029
    (Collateralized; FNMA, GNMA)                                                        2,180,000                       2,305,394

Salt River Project Agricultural
    Improvement & Power District,

    Electric System Revenue:

        5%, 1/1/2004                                                                    5,000,000                       5,251,650

        5%, 1/1/2012                                                                    1,260,000                       1,344,168

Scottsdale Industrial Development
    Authority, HR (Scottsdale
    Healthcare) 5.70%, 12/1/2021                                                        1,000,000                         999,310

Tucson 5%, 7/1/2012                                                                     1,365,000                       1,445,003

University of Arizona,
    University Revenues

    5%, 6/1/2005 (Insured; FSA)                                                         2,620,000 (a)                   2,805,627

CALIFORNIA--5.7%

California:

    4%, 2/1/2007                                                                        2,000,000                       2,051,660

    5.75%, 3/1/2008                                                                       190,000                         202,565

    5.75%, 3/1/2008
        (Prerefunded 3/1/2008)                                                             45,000 (b)                      49,901

    5.75%, 3/1/2009                                                                        80,000                          85,560

    5.75%, 3/1/2009
        (Prerefunded 3/1/2005)                                                             15,000 (b)                      16,634

California Educational
    Facilities Authority:

        (Pepperdine University)
            5.75%, 9/15/2030                                                            3,000,000                       3,169,170

        (Stanford University)
             5%, 11/1/2011                                                              4,000,000                       4,404,080

CALIFORNIA (CONTINUED)

California Statewide Community
  Development Authority, Revenue:

        (Kaiser Permanente)
            3.85%, 8/1/2031                                                             1,250,000                       1,256,038

        Multi Family Housing:

            (Archstone/Seascape)
                 5.25%, 6/1/2029                                                        4,000,000                       4,080,840

            (Equity Residential)
                 5.20%, 12/1/2029                                                       2,000,000                       2,096,900

Foothill/Eastern Transportation
    Corridor Agency,

    Toll Road Revenue:

        Zero Coupon, 1/15/2020                                                          1,505,000 (c)                   1,044,214

        Zero Coupon, 1/15/2026
            (Insured; MBIA)                                                             7,000,000 (c)                   4,815,300

Kern High School District

    6.40%, 2/1/2012 (Insured; MBIA)                                                     2,000,000                       2,390,540

Los Angeles Department of Water
    & Power, Power Systems Revenue
    5.25%, 7/1/2011 (Insured; MBIA)                                                     3,250,000                       3,613,448

COLORADO--3.3%

Colorado Health Facilities Authority,
  Revenue (Vail Valley Medical Center)

    5.75%, 1/15/2022                                                                    1,770,000                       1,759,504

Colorado Housing Finance Authority

  (Single Family Program):

        7.10%, 5/1/2015                                                                   225,000                         239,407

        6.05%, 10/1/2016                                                                  860,000                         925,988

        6.75%, 10/1/2021                                                                1,935,000                       2,168,322

        7.55%, 11/1/2027                                                                  340,000                         357,666

        6.80%, 11/1/2028                                                                  430,000                         459,851

Jefferson County School District:

    5.25%, 12/15/2005
        (Insured; MBIA)                                                                 1,680,000                       1,829,503

    6.50%, 12/15/2010
        (Insured; MBIA)                                                                 1,500,000                       1,784,895

Northwest Parkway Public
    Highway Authority:

    Zero Coupon, 6/15/2017
        (Insured; FSA)                                                                  6,690,000 (c)                   4,179,310

    Zero Coupon, 6/15/2018
        (Insured; FSA)                                                                  5,000,000 (c)                   3,120,250

CONNECTICUT--1.3%

Connecticut:

    5%, 11/15/2005                                                                      2,000,000                       2,164,240

    Special Tax Revenue,
        Transportation Infrastructure

        5%, 10/1/2005 (Insured; FSA)                                                    4,000,000                       4,318,520

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--.2%

District of Columbia Tobacco
  Settlement Financing Corp.

    6.50%, 5/15/2033                                                                    1,000,000                       1,067,830

FLORIDA--3.1%

Broward County, RRR:

    (Wheelabrator North)
        4.50%, 12/1/2011                                                                2,230,000                       2,185,868

    (Wheelabrator South)
        4.50%, 6/1/2011                                                                 1,750,000                       1,716,768

Hillsborough County Educational
    Facilities Authority (University of
    Tampa Project) 5.75%, 4/1/2008                                                      3,530,000                       3,789,843

Orlando Utilities Commission,
    Water and Electric Revenue:

        5.25%, 10/1/2014                                                                2,000,000                       2,167,960

        5.25%, 10/1/2015                                                                4,290,000                       4,634,744

Palm Beach County Health Facilities
    Authority, Revenue (Birch Corp.
    Obligated Group) 5%, 12/1/2012                                                      1,565,000                       1,569,398

GEORGIA--2.8%

Chatham County Hospital Authority

  (Memorial Health Medical Center)

    6.125%, 1/1/2024                                                                    1,480,000                       1,533,768

DeKalb County, Water & Sewer
    Revenue 6.25%, 10/1/2005                                                            1,000,000                       1,118,890

Georgia:

    6.10%, 3/1/2005                                                                     2,000,000                       2,194,300

    5.95%, 3/1/2008                                                                     3,650,000                       4,117,930

    5.75%, 9/1/2011                                                                     3,460,000                       3,933,536

Municipal Electric Authority
    (Project One) 6%, 1/1/2005
    (Insured; AMBAC)                                                                    1,295,000                       1,408,313

IDAHO--.4%

Canyon County (School District
    No. 131 Nampa) 4.75%,
    7/30/2010 (Insured; FGIC)                                                           1,720,000                       1,818,350

ILLINOIS--6.9%

Chicago, SFMR

    4.70% 10/1/2017
    (Collateralized; FNMA, GNMA)                                                          915,000                         926,108

Chicago Metropolitan Water
    Reclamation District

    7.25% 12/1/2012                                                                     7,500,000                       9,392,700

ILLINOIS (CONTINUED)

Chicago O'Hare International
  Airport, Revenue:

     Passenger Facility Charge:

            6%, 1/1/2005
                 (Insured; AMBAC)                                                       2,165,000                       2,349,480

            5.625%, 1/1/2015
                 (Insured; AMBAC)                                                       2,000,000                       2,106,460

        Second Lien Passenger Facility

            5.50%, 1/1/2004
                 (Insured; AMBAC)                                                       1,000,000                       1,050,950

Illinois:

    5.50%, 8/1/2003                                                                     2,100,000                       2,207,583

    6.10%, 10/1/2003                                                                    2,270,000                       2,375,328

    5.70%, 8/1/2008                                                                     2,000,000                       2,127,780

Illinois Health Facilities Authority,
    Revenue (Community Provider
        Pooled Program):

            7.90%, 8/15/2003
                 (Insured; MBIA)                                                           39,000                          41,636

            7.90%, 8/15/2003
                 (Insured; MBIA)                                                          437,000                         439,417

            (Loyola University
                 Health System)
                 5.75%, 7/1/2011                                                        3,500,000                       3,689,735

Lake County Community Unitary

     School District(Waukegan) 5.625%,
    12/1/2011 (Insured; FSA)                                                            3,150,000                       3,443,265

Regional Transportation Authority:

    7.75%, 6/1/2009 (Insured; FGIC)                                                     1,000,000                       1,237,680

    7.75%, 6/1/2010 (Insured; FGIC)                                                     1,620,000                       2,031,205

    7.75%, 6/1/2012 (Insured; FGIC)                                                     1,500,000                       1,922,595

INDIANA--1.1%

Indiana University, University Student
    Fee Revenue 6%, 8/1/2017                                                            2,800,000                       3,017,476

Purdue University, University
    Student Fee Revenue
     6.75%, 7/1/2009
    (Prerefunded 1/1/2005)                                                              2,200,000 (b)                   2,503,534

IOWA--.7%

Muscatine, Electric Revenue 5.50%,
    1/1/2011 (Insured; AMBAC)                                                           2,000,000                       2,203,460

Tobacco Settlement Authority,
    Tobacco Settlement

    Revenue 5.30%, 6/1//2025                                                            1,500,000                       1,382,325


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                      Principal                     Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--.5%

Kentucky Property & Buildings
  Commission, Revenue

    6%, 2/1/2014                                                                        2,000,000                       2,289,020

Kentucky Turnpike Authority, EDR

    (Revitalization's Projects)
    5.50%, 7/1/2011                                                                       225,000                         239,562

MAINE--.4%

Maine Municipal Bond Bank 5.875%,
    11/1/2003 (Insured; FSA)                                                            1,660,000                       1,845,273

MARYLAND--1.7%

Montgomery County, Consolidated
  Public Improvement:

        5%, 2/1/2017                                                                    5,200,000                       5,391,516

        5%, 2/1/2019                                                                    3,000,000                       3,066,210

MASSACHUSETTS--4.3%

Massachusetts, Consolidated Loan

    5.75%, 10/1/2018 (Insured;
    MBIA, Prerefunded 10/1/2010)                                                       10,000,000 (b)                  11,382,200

Massachusetts Housing Finance
    Agency, SFHR 5.75%, 12/1/2029
    (Insured; MBIA)                                                                       115,000                         116,130

Massachusetts Municipal Wholesale
    Electric Company, Power Supply
    System Revenue:

        (Project Number 6)
            5%, 7/1/2006
                 (Insured; MBIA)                                                        3,000,000                       3,212,760

        (Stony Brook Intermediate)

            4.50%, 7/1/2006
                 (Insured; MBIA)                                                        5,885,000                       6,184,076

Massachusetts Port Authority,
    Revenue 5.75%, 7/1/2010                                                               925,000                       1,006,289

MICHIGAN--.3%

Michigan Hospital Finance Authority,
    Revenue (Genesys Regional Medical
    Hospital) 5.50%, 10/1/2008                                                          1,505,000                       1,670,941

MINNESOTA--.9%

Minneapolis (Special School District
    No. 1) 5%, 2/1/2014                                                                 2,350,000                       2,442,543

Minnesota 5.40%, 8/1/2008                                                               2,000,000                       2,135,180

MISSISSIPPI--1.0%

Mississippi 5.50%, 12/1/2019                                                            4,235,000                       4,610,179

MISSISSIPPI (CONTINUED)

Mississippi University Educational
  Building Corp., Revenue

    5.25%, 8/1/2016 (Insured; MBIA)                                                       400,000                         428,708

MISSOURI--3.4%

Missouri Environmental Improvement
  & Energy Resource Authority, Water
  Pollution Control Revenue

  (Revolving Fund Program)

    5.50%, 7/1/2014                                                                     1,250,000                       1,389,250

Missouri Highways & Transport
    Commission, Road Revenue:

        5.50%, 2/1/2010                                                                 2,000,000                       2,214,140

        5.50%, 2/1/2011                                                                 2,000,000                       2,219,280

Saint Louis, Airport Revenue
    (Airport Development Program):

        5.50%, 7/1/2010 (Insured; MBIA)                                                 3,000,000                       3,292,920

        5%, 7/1/2011 (Insured; MBIA)                                                    7,715,000                       8,178,286

NEVADA--.4%

Humboldt County, PCR (Sierra
    Pacific) 6.55%, 10/1/2013
    (Insured; AMBAC)                                                                    2,000,000                       2,063,520

NEW HAMPSHIRE--.4%

New Hampshire Business Finance
    Authority, PCR (Central Maine
    Power Co.) 5.375%, 5/1/2014                                                         2,000,000                       2,038,340

NEW JERSEY--5.1%

Gloucester County Improvement
    Authority, Solid Waste Resource
    Recovery Revenue
    6.85%, 12/1/2029                                                                    4,000,000                       4,448,920

New Jersey Economic Development
    Authority, School Facilities
    Construction Revenue:

        5.50%, 6/15/2012
            (Insured; AMBAC)                                                            1,800,000                       2,002,626

        5.25%, 6/15/2018
            (Insured; AMBAC)                                                            5,375,000                       5,597,256

New Jersey Highway Authority,
    General Revenue

        (Garden State Parkway):

            5%, 1/1/2010 (Insured; FGIC)                                                1,110,000                       1,190,586

            5%, 1/1/2011 (Insured; FGIC)                                                1,200,000                       1,330,524

                                                                                                                 The Funds



STATEMENT OF INVESTMENTS  (Unaudited)
MPAM NATIONAL INTERMEDIATE  MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                       Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transit Corp., COP:

    5.50%, 9/15/2009
        (Insured; AMBAC)                                                                5,000,000                       5,561,750

    6%, 9/15/2015 (Insured; AMBAC)                                                      2,000,000                       2,247,840

New Jersey Turnpike Authority,
    Revenue 5.90%, 1/1/2003
    (Insured; MBIA)                                                                     3,590,000                       3,675,909

NEW MEXICO--.8%

New Mexico:

  Commission Tax Revenue

        6%, 6/15/2015                                                                   2,000,000                       2,240,200

    Severance Tax

        5%, 7/1/2003                                                                    2,000,000                       2,084,820

NEW YORK--12.3%

Greece Central School District:

    6%, 6/15/2011                                                                         950,000                       1,104,670

    6%, 6/15/2012                                                                         950,000                       1,102,475

    6%, 6/15/2013                                                                         950,000                       1,102,960

    6%, 6/15/2014                                                                         950,000                       1,105,401

    6%, 6/15/2015                                                                         950,000                       1,105,373

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

        5.50%, 7/1/2011                                                                 1,000,000                       1,094,240

    Transit Facilities Revenue

        6.30%, 7/1/2007
            (Insured; MBIA)                                                             5,000,000                       5,746,000

New York City:

    5.90%, 8/15/2003                                                                    1,765,000                       1,862,746

    5.40%, 8/1/2004                                                                     1,300,000                       1,388,400

    6.25%, 2/15/2007                                                                      530,000                         572,352

    6.25%, 2/15/2007
        (Prerefunded 2/15/2005)                                                           720,000 (b)                     806,760

    6%, 8/1/2008                                                                        5,545,000                       6,056,138

    6%, 4/15/2009                                                                       4,000,000                       4,373,320

    5.50%, 8/1/2010                                                                     4,850,000                       5,378,650

    5.60%, 8/15/2010                                                                    4,000,000                       4,200,240

New York City Transitional
    Finance Authority, Revenues

    6.125%, 11/15/2015                                                                  2,000,000                       2,275,760

New York State Dorm
    Authority, Revenue:

        (Lenox Hill Hospital Obligation
        Group) 5.375%, 7/1/2020                                                         2,000,000                       2,028,380

New York State Mortgage Agency,
    Homeowner Mortgage Revenue
    5.50%, 10/1/2017                                                                    3,885,000                       4,105,357

NEW YORK (CONTINUED)

New York State Thruway Authority:

  (Highway & Bridge Trust Fund):

        5.50%, 4/1/2013
            (Insured; FGIC)                                                             1,000,000                       1,107,820

        6%, 4/1/2014 (Insured; FSA)                                                     2,000,000                       2,271,540

    Service Contract Revenue
        (Local Highway & Bridge)

            6%, 4/1/2005                                                                7,000,000                       7,692,580

New York State Urban Development
    Corp. (Correctional Capital
    Facilities) 6%, 1/1/2010                                                            3,000,000                       3,206,790

Port Authority of New York and
    New Jersey 5.50%, 10/15/2006
    (Insured; MBIA)                                                                     3,045,000                       3,335,706

NORTH CAROLINA--1.9%

Charlotte-Mecklenberg Hospital
    Authority, Health Care System
    Revenue 5.60%, 1/15/2011                                                            1,000,000                       1,060,880

Mecklenburg County, Public
    Improvement Revenue

    4.75%, 4/1/2008                                                                     1,600,000                       1,705,648

Raleigh Durham Airport Authority,
    Revenue 5.25%, 11/1/2013
    (Insured; FGIC)                                                                     4,090,000                       4,377,650

Wake County Industrial Facilities &
    Pollution Control Financing
    Authority, Revenue
    (Carolina Power & Light Co.)
    5.375%, 2/1/2017                                                                    2,500,000                       2,535,075

OHIO--3.6%

Butler County Transportation
  Improvement District

    6%, 4/1/2011 (Insured; FSA)                                                         1,000,000                       1,119,670

Clermont County, Hospital Facilities
    Revenue (Mercy Health) 5.25%,
    9/1/2003 (Insured; AMBAC)                                                           1,000,000                       1,050,570

Columbus:

    6%, 6/15/2008                                                                       3,000,000                       3,406,800

    5.50%, 9/15/2008                                                                    1,000,000                       1,070,490

Northeast Regional Sewer District,

  Wastewater Improvement Revenue

    6.25%, 11/15/2004
    (Insured; AMBAC)                                                                    1,500,000                       1,656,960

Ohio Infrastructure Improvements

    5.625%, 2/1/2009                                                                    1,000,000                       1,110,500


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                     Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Ohio Air Quality Development Authority,
    PCR (The Cleveland Electric
    Illuminating Co.) 6%, 8/1/2020                                                      1,500,000                       1,526,850

Ohio Building Authority
    (Juvenile Correctional Facilities)

    5.50%, 4/1/2014                                                                     3,295,000                       3,575,602

Ohio Turnpike Commission,
    Turnpike Revenue 5.50%,
    2/15/2013 (Insured; FSA)                                                            2,000,000                       2,212,640

University of Cincinnati, COP

    (Edwards Center) 5.25%,
    12/1/2003 (Insured; MBIA)                                                           1,535,000                       1,625,657

OKLAHOMA--2.1%

Oklahoma Capital Improvement
  Authority, State Highway Capital
  Improvement Revenue:

        5%, 6/1/2006 (Insured; MBIA)                                                    1,200,000                       1,294,620

        5%, 6/1/2010 (Insured; MBIA)                                                    6,310,000                       6,793,346

Oklahoma Housing Finance Agency,
    SFMR 6.80%, 9/1/2016                                                                  370,000                         396,747

Tulsa County Independent School
    District 4.50%, 3/1/2004                                                            2,000,000                       2,088,200

OREGON--1.1%

Jackson County School District:

    (Central Point) 5.75%,
        6/15/2016 (Insured; FGIC)                                                       2,265,000                       2,474,648

    (Eagle Point) 5.625%, 6/15/2014                                                     1,500,000                       1,650,285

Portland Urban Renewal &

  Redevelopment (Convention Center)

        5.75%, 6/15/2018
        (Insured; AMBAC)                                                                1,150,000                       1,250,234

PENNSYLVANIA--2.3%

Hazleton Area School District

    5.75%, 3/1/2013 (Insured; FGIC,
    Prerefunded 3/1/2003)                                                               2,000,000 (b)                   2,103,720

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project)

    5.30%, 10/1/2034                                                                    1,500,000                       1,561,755

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

        Health Services (University of
            Pennsylvania) 5%, 1/1/2004                                                  2,000,000                       2,070,520

        (Temple University) 5.375%,
            7/15/2016 (Insured; MBIA)                                                   1,715,000                       1,828,739

PENNSYLVANIA (CONTINUED)

Scranton-Lackawanna Health &
  Welfare Authority Catholic
  Healthcare Revenue (Mercy Health)

    5.10%, 1/1/2007 (Insured; MBIA)                                                       100,000                         106,720

State Public School Building Authority,
    College Revenue (Harrisburg
    Community College) 6.25%,
    4/1/2008 (Insured; MBIA)                                                              795,000                         906,260

Swarthmore Borough Authority,
    College Revenue

    5.50%, 9/15/2011                                                                    3,000,000                       3,337,770

SOUTH CAROLINA--2.6%

South Carolina, State Capital
    Improvement 5.50%, 10/1/2010                                                        5,155,000                       5,732,515

South Carolina Jobs-Economic
    Development Authority, Revenue:

        Hospital Facilities (Georgetown
        Memorial Hospital)

        5.25%, 2/1/2021                                                                 1,250,000                       1,240,325

    Economic Development
        (Waste Management of
        South Carolina Inc.)
        4.10%, 11/1/2016                                                                1,000,000                         997,450

South Carolina School Facilities

    5%, 1/1/2010                                                                        2,485,000                       2,668,890

Tobacco Settlement Revenue
    Management Authority,

    Tobacco Settlement Revenue
    6.375%, 5/15/2030                                                                   2,500,000                       2,667,350

TEXAS--5.1%

Austin Independent School District

    5.70%, 8/1/2011                                                                     1,530,000                       1,631,607

Brazos River Authority
    (Reliant Energy, Inc. Project)

    5.20%, 12/1/2018                                                                    5,000,000                       5,108,600

Harris County, Toll Road Revenue

    6%, 8/1/2009 (Insured; FGIC)                                                        4,150,000                       4,711,288

Laredo Independent School District

    6%, 8/1/2014                                                                        1,000,000                       1,144,260

Lower Colorado River Authority,
    Revenue 6%, 5/15/2013
    (Insured; FSA)                                                                      2,000,000                       2,221,560

Mission Consolidated
    Independent School District

    5.875%, 2/15/2009                                                                   1,690,000                       1,865,574

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                      Principal                     Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

North Forest Independent
  School District:

        5.25%, 8/15/2005
            (Escrowed to Maturity)                                                        135,000                         146,309

        5.25%, 8/15/2005                                                                  865,000                         933,387

Texas 5.25%, 10/1/2013                                                                  1,500,000                       1,578,270

Texas A & M University (University
    Fund) 5.60%, 7/1/2005                                                               2,500,000                       2,723,800

Texas Public Finance Authority

    5.50%, 10/1/2007                                                                    2,750,000                       3,029,978

Texas University System,
    Tuition Revenue

    6.50%, 10/1/2002                                                                    1,000,000                       1,081,720

UTAH--2.8%

Intermountain Power Agency,
  Power Supply Revenue:

        6.25%, 7/1/2009 (Insured; FSA)                                                  2,000,000                       2,295,360

        6%, 7/1/2008 (Insured; MBIA)                                                    4,200,000                       4,737,558

Salt Lake City, HR
    (IHC Hospitals, Inc.) 6.25%,
    2/15/2023 (Insured; MBIA)                                                           2,000,000                       2,072,360

Timpanogos Special Service
    District, Sewer Revenue 6.10%,
    6/1/2019 (Prerefunded
    6/1/2006, Insured; AMBAC)                                                           4,625,000 (b)                   5,233,650

VERMONT--1.0%

Burlington, Electric Revenue:

    6.25%, 7/1/2011 (Insured; MBIA)                                                     2,000,000                       2,331,640

    6.25%, 7/1/2012 (Insured; MBIA)                                                     2,500,000                       2,929,600

VIRGINIA--1.5%

Fairfax County, Public Improvement:

    4.50%, 6/1/2004                                                                     3,000,000                       3,154,170

    5%, 6/1/2007                                                                        4,000,000                       4,332,640

WASHINGTON--1.7%

Energy Northwest , Electric Revenue

    (Columbia Generating) 5.375%,
    7/1/2014 (Insured; FSA)                                                             5,000,000                       5,339,100

Washington Public Power Supply
    System, Revenue (NuclearProject
    Number 1) 6%, 7/1/2005
    (Insured; AMBAC)                                                                    3,000,000                       3,296,550

WEST VIRGINIA--.4%

Cabell County, Board of Education

    5.50%, 5/1/2005                                                                     1,750,000                       1,882,143

U.S. RELATED--5.7%

Puerto Rico Commonwealth:

    6.25%, 7/1/2013
        (Insured; MBIA)                                                                 1,380,000                       1,646,174

    Public Improvement

        5.50%, 7/1/2014
        (Insured; MBIA)                                                                 4,000,000                       4,502,760

Puerto Rico Commonwealth Highway
    & Transportation Authority,
    Transportation Revenue 5.875%,
    7/1/2035 (Insured; MBIA)                                                            4,000,000                       4,360,840

Puerto Rico Electric Power
    Authority, Power Revenue:

        5.25%, 7/1/2015
            (Insured; MBIA)                                                             2,000,000                       2,194,460

        5.125%, 7/1/2026
            (Insured; FSA)                                                              2,000,000                       2,024,240

        5.25%, 7/1/2029
            (Insured; FSA)                                                              4,000,000                       4,087,120

Puerto Rico Public Buildings
    Authority, Government
    Facility Revenue:

        5.50%, 7/1/2016                                                                 2,000,000                       2,164,340

        5.75%, 7/1/2017                                                                 1,945,000                       2,142,748

University of Puerto Rico,
    University Revenue 5.375%,
    6/1/2030 (Insured; MBIA)                                                            6,000,000                       6,111,300

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $462,936,308)                                                                                               483,214,945


SHORT-TERM MUNICIPAL                                                                    Principal

  INVESTMENTS--7.2%                                                                     Amount ($)                     Value ($)


FLORIDA--.5%

Florida Housing Finance Agency,
    MFMR, VRDN (Town Colony
    Associates) 1.20% (LOC;
    Credit Swiss First Boston)                                                          1,000,000 (d)                   1,000,000

Florida Housing Finance Corporation,
    Multifamily Revenue, VRDN
    (Island Club) 1.15% (Guaranteed;
    Freddie Mac)                                                                        1,600,000 (d)                   1,600,000

GEORGIA--1.7%

Fulton County Housing Authority,
    MFHR, VRDN (Champions
    Green Apartments) 1.15%
    (LOC; Southtrust Bank)                                                              8,540,000 (d)                   8,540,000


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL                                                                    Principal                       Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS--.5%

Kansas Development Finance
  Authority, Revenue, VRDN

    (Hays Medical Center) 1.35% (LOC;
    Firstar Bank ofMilwaukee, N.A.)                                                     2,700,000 (d)                   2,700,000

MASSACHUSETTS--1.9%

State of Massachusetts, VRDN
    (Central Artery) 1.35% (SBPA;
    Landesbank Baden-Wurttemberg)                                                       6,600,000 (d)                   6,600,000

Massachusetts Industrial Finance
    Agency, Revenue, VRDN (Showa
    Women's Institute, Inc.) 1.45%
    (LOC: The Bank of New York,
    The Fuji Bank, Trust Company
    Bank of New York)                                                                   2,900,000 (d)                   2,900,000

MICHIGAN--.2%

Michigan Higher Educational
    Facilities Authority, Revenue,
    VRDN (Concordia College)
    1.35% (LOC; Allied Irish Banks)                                                     1,000,000 (d)                   1,000,000

PENNSYLVANIA--.2%

South Fork Municipal Authority,
    HR, VRDN (Conemaugh Health
    System) 1.40% (SBPA: Credit Suisse)                                                   800,000 (d)                     800,000

TEXAS--.4%

Angelina & Neches River Authority,
  Industrial Development Corp.,
  Solid Waste Revenue, VRDN
  (Westvaco-Teec Inc.)

    1.35% (LOC; Wells Fargo Bank)                                                       2,200,000 (d)                   2,200,000

WASHINGTON--1.3%

Washington Housing Finance
  Commission, Nonprofit Housing
  Revenue, VRDN:

     (Emerald Heights)

            1.30% (LOC; U.S. Bank
                 of Washington)                                                         1,600,000 (d)                   1,600,000

        (Rockwood Retirement
            Program) 1.30% (LOC;
                     Wells Fargo Bank)                                                  5,000,000 (d)                   5,000,000

WISCONSIN--.5%

Wisconsin Health and
  Educational Facilities
  Authority, Revenue,
     VRDN:

     (Felician Services)

            1.14% (Insured; AMBAC,
                 SBPA; Bank One)                                                        1,600,000 (d)                   1,600,000

        (Franciscan Health Care)
            1.14% (Prerefunded
                 3/1/2002)                                                              1,105,000 (d)                   1,105,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $36,645,000)                                                                                                 36,645,000


TOTAL INVESTMENTS
    (cost $499,581,308)                                                                    101.9%                     519,859,945

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (1.9%)                     (9,849,269)

NET ASSETS                                                                                 100.0%                     510,010,676

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC       American Municipal Bond Assurance Corporation

COP         Certificate of Participation

EDR         Economic Development Revenue

FGIC        Financial Guaranty Insurance Company

FNMA        Federal National Mortgage Association

FSA         Financial Security Assurance

GNMA        Government National Mortgage Association

HR          Hospital Revenue

LOC         Letter of Credit

MBIA        Municipal Bond Investors Assurance Insurance Corporation

MFHR        Multi-Family Housing Revenue

MFMR        Multi-Family Mortgage Revenue

PCR         Pollution Control Revenue

RRR         Resource Recovery Revenue

SBPA        Standby Bond Purchase Agreement

SFHR        Single Family Housing Revenue

SFMR        Single Family Mortgage Revenue

VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 58.0

AA                             Aa                                    AA                                  21.4

A                              A                                     A                                   10.1

BBB                            Baa                                   BBB                                  3.4

F-1+ & F-1                     MIG1, VMIG1, & P1                     SP1 & A1                             7.1

                                                                                                        100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(D)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

February 28, 2002 (Unaudited)

                                                                  Market Value                                    Unrealized

                                                                    Covered by                                (Depreciation)

                                                Contracts        Contracts ($)            Expiration       at 2/28/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SOLD SHORT

U.S. Treasury Note Futures                             90            9,652,500           March 2002                (151,734)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                      Principal                     Principal

  INVESTMENTS--97.8%                                                                     Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.2%

State of Alabama 5.25%, 6/1/2007                                                        1,205,000                       1,312,968

ARIZONA--3.7%

Maricopa County Community
    College District                                                                    1,420,000                       1,558,393

    6.50%, 7/1/2004

Tucson:

    5%, 7/1/2003                                                                          665,000 (a)                     696,016

    5%, 7/1/2005                                                                        1,160,000 (a)                   1,240,098

    Water Revenue 5%, 7/1/2004
        (Insured; FGIC)                                                                   725,000                         770,639

CALIFORNIA--3.2%

State of California 4% 2/01/2007                                                        1,000,000                       1,025,830

California Statewide Communities
  Development Authority, Revenue:

        (Kaiser Permanente)
            3.85%, 8/1/2031                                                             1,000,000                       1,004,830

        Solid Waste Development
            (Waste Management Inc.
            Project) 4.95%, 4/1/2011                                                      500,000                         511,745

Foothill-Eastern Transportation
    Corridor Agency, Toll Road
    Revenue 4.375%, 1/15/2004                                                           1,140,000                       1,177,358

CONNECTICUT--4.4%

State of Connecticut:

    5%, 11/15/2005                                                                      1,000,000                       1,082,120

    Airport Revenue:

        7.65%, 10/1/2012                                                                  830,000                         931,965

        7.65%, 10/1/2012
            (Prerefunded 10/1/2004)                                                       370,000 (b)                     421,263

    Special Tax Obligation Revenue

        5%, 10/1/2002 (Insured; FSA)                                                    1,000,000                       1,079,630

Connecticut Development Authority,
    PCR (United Illuminating)
    4.35%, 6/1/2026                                                                     1,500,000                       1,518,480

FLORIDA--6.8%

Florida Department of
    Transportation 4%, 7/1/2004                                                         2,675,000                       2,782,080

Gainsville , Utility System Revenue

    6.20%, 10/1/2002                                                                      740,000                         759,425

Miami Beach Health Facilities Authority,
    HR (Mount Sinai Medical Center)
    5.50%, 11/15/2035                                                                   1,000,000                         933,440

FLORIDA (CONTINUED)

Tampa-Hillsborough County
    Expressway Authority, Revenue
    5%, 7/1/2004 (Insured; FGIC)                                                        2,140,000 (a)                   2,273,194

Volusia County School Board,
    Sales Tax Revenue

    5%, 10/1/2004 (Insured; FSA)                                                        1,000,000                       1,068,440

GEORGIA--4.7%

De Kalb County Development
  Authority, Revenue
  (Emory University Project)

    5.375%, 11/1/2005                                                                   3,000,000                       3,274,230

State of Georgia 6%, 3/1/2004                                                           1,000,000                       1,073,950

Richmond County Board of Education

    5%, 11/1/2007                                                                       1,000,000                       1,078,580

ILLINOIS--1.8%

Lake County First Preservation

    District 4.50%, 12/15/2003                                                          2,025,000                       2,118,393

KANSAS--.5%

Crawford County Unified
  School District No. 250

    6%, 9/1/2004 (Insured; FSA)                                                           565,000                         616,274

KENTUCKY--1.0%

Kansas Department of Transportation,
  Highway Revenue

    5.375%, 3/1/2007                                                                    1,000,000                       1,090,010

MASSACHUSETTS--2.0%

Massachusetts Health and
    Educational Facilities Authority,
    Revenue (Harvard University)
    5.50%, 1/15/2004                                                                    2,110,000                       2,237,929

MICHIGAN--.9%

Michigan Building Authority,
    Revenue, Facilities Program
    5.625%, 10/1/2008                                                                   1,000,000                       1,066,460

MINNESOTA--1.8%

Hennepin County, Solid Waste

    5.50%, 10/1/2005                                                                    2,000,000                       2,084,800

MISSISSIPPI--2.8%

Mississippi, Highway Revenue,
    Four Lane Highway Program
    5.25%, 6/1/2006                                                                     3,000,000                       3,261,300


MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI--5.0%

Missouri Board of Public Buildings,
    State Office Building
    Special Obligation
    5.50%, 5/1/2005                                                                     3,365,000                       3,649,915

Missouri Highways and Transit
    Commission, State Road Revenue
    5%, 2/1/2004                                                                        2,000,000                       2,106,580

NEW JERSEY--6.0%

New Jersey Transit Corp.,

  Capital Grant Anticipation Notes

    5.50%, 2/1/2005
    (Insured; AMBAC)                                                                    5,000,000                       5,389,950

University of Medicine and Dentistry, COP

    6.75%, 12/1/2009 (Insured; MBIA)                                                    1,525,000                       1,531,908

NEW YORK--.9%

New York City Municipal Assistance Corp.

    5.50%, 7/1/2004                                                                     1,000,000                       1,077,380

NORTH CAROLINA--1.4%

North Carolina Housing Finance Agency,
    Student Housing (Appalachian Student
    Housing Corp.) 5.50%, 7/1/2031
    (LOC; First Union National Bank)                                                    1,500,000                       1,559,175

OHIO--6.2%

Ohio Higher Education
  Capital Facilities:

        5.25%, 5/1/2005                                                                 2,500,000                       2,692,800

        5.25%, 5/1/2006                                                                 1,000,000                       1,086,490

Ohio Building Authority, State
    Facilities, Adult Correctional
    5.75%, 4/1/2005                                                                     2,250,000                       2,446,245

University of Cincinnati, General
    Receipts 5.50%, 6/1/2005
    (Insured; FGIC)                                                                       800,000                         868,288

OKLAHOMA--2.5%

Oklahoma Capital Improvement
    Authority, State Highway Capital
    Improvement Revenue 5%,
    6/1/2005 (Insured; MBIA)                                                            1,700,000                       1,822,638

Tulsa County Independent School
    District Number 1, Combined
    Purpose 4.50%, 3/1/2004                                                             1,000,000 (a)                   1,044,100

PENNSYLVANIA--23.0%

Allegheny County Hospital
  Development Authority,
  Revenue (UPMC Health Systems)

    5%, 8/1/2003 (Insured; MBIA)                                                        2,000,000                       2,082,880

Blair County 5.50%,
    8/1/2003 (Insured; FGIC)                                                            1,035,000                       1,088,923

Blair County Hospital Authority,
    Revenue (Altoona Hospital)

    6.375%, 7/1/2014
    (Insured; AMBAC)                                                                      400,000                         414,672

Corry Area School District

    5%, 12/1/2003                                                                       3,000,000                       3,131,010

Delaware County Industrial
    Development Authority, PCR

    (Peco Energy Co.)
    5.20%, 4/1/2021                                                                     1,000,000                       1,027,990

Luzerne County Industrial
    Development Authority,

    Exempt Facilities Revenue
    (Pennsylvania Gas and Water Co.)
    7.20%, 10/1/2017                                                                    2,000,000                       2,065,640

Northern Tioga School District

    5.05%, 7/15/2003                                                                    2,000,000                       2,005,760

State of Pennsylvania
    5.30%, 5/1/2004                                                                     1,375,000                       1,464,031

Pennsylvania Higher Educational
    Facilities Authority,

        Revenue:

            (Thomas Jefferson University)

                 6.10%, 8/15/2002
                 (Insured; MBIA)                                                          600,000                         612,960

            (Trustees of the University
            of Pennsylvania)

                 5%, 7/1/2005                                                           1,560,000                       1,669,996

Philadelphia, Gas Works Revenue

    5%, 8/1/2007 (Insured; FSA)                                                         1,555,000                       1,671,920

Pleasant Valley School District

    5.35%, 3/15/2002 (Insured; AMBAC)                                                     300,000                         300,558

Pottsville Hospital Authority, HR
    (Daughters of Charity)
    4.75%, 8/15/2003                                                                      975,000                         999,570

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Sayre Health Care Facilities Authority,
  Revenue (Guthrie Healthcare System)

    5.50%, 12/1/2004                                                                    1,310,000                       1,388,194

Spring-Ford Area School District

    6.50%, 2/1/2018
    (Prerefunded 2/1/2004)                                                              4,000,000 (b)                   4,419,440

Washington County Industrial
    Development Authority,PCR
    (West Pennsylvania Power Co.,
    Mitchell Project) 4.95%,
    3/1/2003 (Insured; AMBAC)                                                           2,000,000                       2,035,880

TENNESSEE--2.8%

Metropolitan Government of
    Nashville and Davidson County,
    Tennessee Improvement
    5%, 10/15/2008                                                                      3,000,000                       3,242,910

TEXAS--4.0%

Dallas-Fort Worth International
    Airport Facility Improvement
    Corp., Revenue (American Airlines)
    5.95%, 5/1/2029                                                                     1,500,000                       1,453,155

Matagorda County Navigational
    District Number 1, Revenue
    (Reliant Energy Inc.)

    5.20%, 5/1/2029                                                                     1,000,000                       1,019,240

State of Texas 5.70%, 10/1/2003                                                         2,000,000                       2,119,860

UTAH--3.8%

Jordan School District
    (Local School Board Program)
    5.25%, 6/15/2007                                                                    3,000,000                       3,269,100

State of Utah 5.50%, 7/1/2003                                                           1,000,000                       1,049,560

VIRGINIA--3.5%

Fairfax County:

    6%, 5/1/2006                                                                        1,825,000                       1,855,332

    Public Improvement
        4.50%, 6/1/2004                                                                 2,000,000                       2,102,780

WASHINGTON--3.9%

Washington Public Power Supply

  System, Revenue:

        (Nuclear Project No. 1)
            6%, 7/1/2005
            (Insured; AMBAC)                                                            2,000,000                       2,197,700

WASHINGTON (CONTINUED)

Washington Public Power Supply

  System, Revenue (continued):

     (Nuclear Project No. 3)

            6%, 7/1/2007
            (Insured; AMBAC)                                                            2,050,000                       2,292,843

TOTAL LONG-TERM
    MUNICIPAL INVESTMENTS

    (cost $109,107,716)                                                                                               112,307,213


SHORT-TERM MUNICIPAL                                                                    Principal

    INVESTMENTS--6.0%                                                                   Amount ($)                      Value ($)


MASSACHUSETTS--1.6%

State of Massachusetts, VRDN
    (Central Artery) 1.35%
    (SBPA; Landesbank
    Baden-Wurttemberg)                                                                    900,000 (c)                     900,000

Massachusetts Industrial
    Finance Agency, Revenue,
    VRDN (Showa Women's
    Institute, Inc.) 1.45% (LOC:
    The Bank of New York,
    The Fuji Bank, Trust Company
    Bank of New York)                                                                   1,000,000 (c)                   1,000,000

MISSOURI--1.0%

Missouri Health and Educational
    Facilities Authority, Health Facilities
    Revenue, VRDN (Bethesda Health
    Group) 1.40% (LOC; Firstar Bank)                                                    1,100,000 (c)                   1,100,000

WASHINGTON--3.4%

Washington Housing Finance
    Commission, Nonprofit Housing
    Revenue, VRDN (Rockwood
    Retirement Program) 1.30%
    (LOC; Wells Fargo Bank)                                                             3,875,000 (c)                   3,875,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $6,875,000)                                                                                                   6,875,000


TOTAL INVESTMENTS
    (cost $115,982,716)                                                                    103.8%                     119,182,213

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (3.8%)                     (4,332,270)

NET ASSETS                                                                                 100.0%                     114,849,943


Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

FGIC         Financial Guaranty Insurance Company

FSA          Financial Security Assurance

HR           Hospital Revenue

LOC          Letter of Credit

MBIA         Municipal Bond Investors Assurance

               Insurance Corporation

PCR          Pollution Control Revenue

SBPA         Standby Bond Purchase Agreement

VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 47.2

AA                             Aa                                    AA                                  32.6

A                              A                                     A                                    5.9

BBB                            Baa                                   BBB                                  3.1

BB                             Ba                                    BB                                   1.2

F1                             Mig1                                  SP1                                 10.0

                                                                                                        100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  SECURITIES PAYABLE ON DEMAND. THE INTERES RATE, WHICH IS SUBJECT TO CHANGE,
IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS--97.8%                                                                     Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--.2%

Greenlee County Industrial
  Development Authority, PCR

    (Phelps Dodge Corp. Project)
    5.45%, 6/1/2009                                                                     2,100,000                       2,045,862

CALIFORNIA--1.1%

California, GO 4%, 2/1/2007                                                             2,300,000                       2,359,409

Foothill/Eastern Transportation
  Corridor Agency, Toll Road Revenue:

        Zero Coupon, 7/15/2009
            (Insured; MBIA)                                                             6,000,000 (a)                   4,101,600

        Zero Coupon, 7/15/2009
            (Insured; MBIA)                                                             2,000,000 (a)                   1,360,340

        5.75%, 1/15/2040                                                                2,000,000                       2,046,000

COLORADO--.4%

Northwest Parkway Public Highway
  Authority, Senior Revenue

    Zero Coupon, 6/15/2011
    (Insured; AMBAC)                                                                    5,000,000 (a)                   3,127,750

CONNECTICUT--.3%

Connecticut Housing Finance
  Authority (Housing Mortgage
  Finance Program)

    7.30%, 11/15/2003                                                                      20,000                          20,277

Mohegan Tribe of Indians of
    Connecticut, Gaming Authority
    Priority Distribution Payment,
    Public Improvement Bonds

    6.25%, 1/1/2021                                                                     2,500,000                       2,556,875

DISTRICT OF COLUMBIA--.1%

District of Columbia Tobacco
  Settlement Financing Corp.

    6.50%, 5/15/2033                                                                    1,000,000                       1,067,830

FLORIDA--1.0%

Broward County, RRR
    (Wheelabrator South)
    4.50%, 6/1/2011                                                                     1,750,000                       1,716,767

Florida Department of
    Environmental Protection,
    Revenue 5.75%, 7/1/2010                                                             2,405,000                       2,709,064

Hillsborough County School Board,
    COP (Master Lease Program)

    5.50%, 7/1/2012 (Insured; MBIA)                                                     3,545,000                       3,929,739

IDAHO--.2%

Canyon County School District

    Number 131 4.75%, 7/30/2011
    (Insured; FGIC)                                                                     1,800,000                       1,897,110

ILLINOIS--1.3%

Chicago 5.50%,
    1/1/2016 (Insured; FSA)                                                             2,305,000                       2,519,227

Dupage Water Commission
    6.25%, 3/1/2007
    (Prerefunded 3/1/2002)                                                              1,000,000 (b)                   1,020,400

Illinois 5.70%, 8/1/2008                                                                3,000,000                       3,191,670

Illinois Educational Facilities Authority

  (University of Chicago):

        5.25%, 7/1/2011                                                                 1,960,000                       2,090,183

        5.25%, 7/1/2013                                                                 2,170,000                       2,285,596

IOWA--.4%

Tobacco Settlement Authority, Tobacco
  Settlement Asset-Backed Bonds

    5.30%, 6/1/2025                                                                     4,000,000                       3,686,200

KENTUCKY--.9%

Kentucky Property and Buildings
  Commission, Revenue:

        5.50%, 9/1/2010                                                                 2,450,000                       2,715,604

    (Project Number 68):

        5.75%, 10/1/2009                                                                3,000,000                       3,375,180

        5.75%, 10/1/2010                                                                1,500,000                       1,690,965

MARYLAND--.6%

Montgomery County
    Consolidated Public
    Improvement 5%, 2/1/2019                                                            5,000,000 (c)                   5,110,350

MICHIGAN--.7%

Detroit City School District:

    5.25%, 5/1/2015 (Insured; FGIC)                                                     2,610,000                       2,809,534

    5.25%, 5/1/2017 (Insured; FGIC)                                                     2,000,000                       2,126,100

Redford Union School District
    Number 0016.25%,
    5/1/2008 (Insured; FGIC)                                                            1,045,000                       1,200,475

MISSOURI--.3%

Missouri Housing Development
    Commission, SFMR
    6.40%, 9/1/2029                                                                     2,185,000                       2,357,396

NEVADA--.3%

Washoe County (Reno-Sparks
    Convention) 6.375%, 7/1/2023
    (Insured; FSA) (Prerefunded
    1/1/2010)                                                                           2,000,000 (b)                   2,333,740

NEW HAMPSHIRE--.4%

New Hampshire Business Finance
    Authority, PCR (Central Maine
    Power Co.) 5.375%, 5/1/2014                                                         3,500,000                       3,567,095


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--1.4%

New Jersey 6%, 2/15/2011                                                                2,500,000                       2,868,425

New Jersey Economic Development
    Authority, EDR (American Airlines
    Inc. Project) 7.10%, 11/1/2031                                                      1,670,000                       1,414,791

New Jersey Transportation
    Corp., Federal Transportation
    Administration Grants COP:

        5.50%, 9/15/2012
            (Insured; AMBAC)                                                            3,000,000                       3,336,270

        6%, 9/15/2015
            (Insured; AMBAC)                                                            2,000,000                       2,247,840

New Jersey Turnpike Authority,
    Turnpike Revenue 5.75%,
    1/1/2010 (Insured; MBIA)                                                            2,200,000                       2,470,204

NEW YORK--2.8%

New York City:

    5.75%, 8/1/2007                                                                     5,495,000                       6,044,775

    5.25%, 11/15/2007                                                                   2,095,000                       2,261,636

New York State Dormitory
    Authority, Revenue:

        (Mental Health Services Facilities):

            6%, 8/15/2007
                 (Prerefunded 2/15/2007)                                                   15,000 (b)                      17,293

            6%, 8/15/2007                                                               2,485,000                       2,790,580

            5.75%, 8/15/2011                                                            2,500,000                       2,713,225

        (School Program)
            5.25%, 7/1/2011                                                             1,200,000                       1,290,432

New York State Mortgage Agency
    (Homeowner Mortgage)

    5.50%, 10/1/2017                                                                    4,940,000                       5,220,197

Triborough Bridge and Tunnel
    Authority General Purpose
    Revenue 6%, 1/1/2012                                                                3,000,000                       3,456,300

OHIO--.5%

Ohio Higher Education, Capital
    Facilities 5.625%, 5/1/2014                                                         3,615,000                       3,951,087

OREGON--.5%

Washington County Unified Sewer
    Agency, Sewer Revenue 5.75%,
    10/1/2009 (Insured; FGIC)                                                           3,620,000                       4,082,889

PENNSYLVANIA--74.3%

Allegheny County:

    5.75%,12/1/2004                                                                       600,000                         656,682

    5.40%, 9/15/2005 (Insured; MBIA)
        (Prerefunded 09/15/2004)                                                        1,000,000 (b)                   1,078,910

    5.90%,5/1/2006 (Insured; AMBAC)                                                     1,250,000                       1,284,262

PENNSYLVANIA (CONTINUED))

Allegheny County (continued):

    5.80%, 9/15/2009 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,310,000 (b)                   2,515,059

    6%, 5/1/2010 (Insured; AMBAC)                                                       2,000,000                       2,055,020

    5.875%, 9/15/2010 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,000,000 (b)                   2,181,240

Allegheny County Hospital
    Development Authority, Revenue:

        (Pittsburgh Mercy Health System):

            5.50%, 8/15/2003
                 (Insured; AMBAC)                                                       1,810,000                       1,905,043

            5.50%, 8/15/2004
                 (Insured; AMBAC)                                                       1,910,000                       2,058,808

            5.60%, 8/15/2005
                 (Insured; AMBAC)                                                       2,020,000                       2,209,658

            5.60%, 8/15/2006
                 (Insured; AMBAC)                                                       2,135,000                       2,360,114

        (Presbyterian Health Center)
            6%, 11/1/2006                                                               2,000,000                       2,096,300

        (University of Pittsburgh
            Medical Center):

                 4.95%, 12/1/2007
                     (Insured; MBIA)                                                      690,000                         734,001

                 5.15%, 12/1/2009
                     (Insured; MBIA)                                                      750,000                         792,292

        (UPMC Health)
            5.25%, 7/1/2005                                                             3,170,000                       3,399,762

Allegheny County Port Authority,
    Special Transportation Revenue:

        5.50%, 6/1/2008 (Insured; MBIA)                                                 4,000,000                       4,402,240

        5.375%, 3/1/2011 (Insured; FGIC)                                                2,500,000                       2,741,025

        5.50%, 3/1/2014 (Insured; FGIC)                                                 2,500,000                       2,728,375

        5.50%, 3/1/2016 (Insured; FGIC)                                                 1,360,000                       1,468,052

        6%, 3/1/2019 (Insured; MBIA)
            (Prerefunded 3/1/2009)                                                      5,000,000 (b)                   5,724,550

Allentown 5.55%, 7/15/2007                                                              1,000,000                       1,046,380

Armstrong County 5.40%,
    6/1/2031 (Insured; MBIA)                                                            5,000,000                       5,124,400

Athens Area School District 4.75%,
    4/15/2011 (Insured; FGIC)                                                           1,740,000                       1,827,365

Bangor Area School District:

    5.10%, 3/1/2008 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,250,000 (b)                   1,336,312

    5.25%, 3/1/2009 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,000,000 (b)                   1,073,350

Berks County:

    6.20%, 11/15/2005 (Insured; FGIC)                                                   1,000,000                       1,052,040

    5.60%, 11/15/2007 (Insured; FGIC)                                                   3,000,000                       3,085,470

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED))

Berks County Municipal Authority, HR

  (Reading Hospital and
     Medical Center Project):

            5.50%, 10/1/2005
                 (Insured; MBIA) (Prerefunded
                     10/1/2004)                                                         1,380,000 (b)                   1,520,167

            5.80%, 10/1/2008
                 (Insured; MBIA) (Prerefunded
                 10/1/2004)                                                             1,080,000 (b)                   1,197,806

Bethel Park School District:

    5%, 8/1/2003 (Insured; FGIC)                                                        1,600,000                       1,621,488

    5.25%, 8/1/2005 (Insured; FGIC)                                                     1,000,000                       1,014,580

Bethlehem Area School District
    5.50%, 9/1/2007 (Insured; FGIC)                                                     4,000,000                       4,414,920

Blair County:

    5.375%, 8/1/2015
        (Insured; AMBAC)                                                                1,880,000                       2,055,272

    5.375%, 8/1/2016
        (Insured; AMBAC)                                                                1,980,000                       2,156,814

Bucks County 5.60%, 5/1/2008
    (Prerefunded 5/1/2005)                                                              1,000,000 (b)                   1,087,790

Bucks County Community
    College Authority,
    College Building Revenue:

        5.65%, 6/15/2004                                                                1,015,000                       1,091,541

        5.65%, 6/15/2005                                                                1,070,000                       1,166,311

        5.65%, 6/15/2006                                                                1,135,000                       1,251,372

        5.70%, 6/15/2007                                                                1,205,000                       1,337,321

Bucks County Technical School
    Authority, School Revenue:

        5.10%, 8/15/2008
            (Insured; AMBAC)                                                            1,000,000                       1,051,730

        5.40%, 8/15/2011
            (Insured; AMBAC)                                                            1,500,000                       1,568,700

Carlisle Area School District:

    5%, 3/1/2011 (Insured; MBIA)                                                        1,230,000                       1,314,107

    5%, 3/1/2012 (Insured; MBIA)                                                        1,295,000                       1,380,574

Central Bucks School District:

    5.50%, 2/1/2007
        (Insured; FGIC)                                                                 2,100,000                       2,296,875

    6.55%, 11/15/2008
        (Prerefunded 11/15/2004)                                                        1,000,000 (b)                   1,113,750

Chester County:

    5%, 11/15/2010                                                                      3,420,000                       3,673,251

    5%, 11/15/2011                                                                      3,595,000                       3,856,356

Chester County Health and
    Education Facilities Authority, Health
    System Revenue (Main Line Health
    System) 5.50%, 5/15/2015                                                            2,000,000                       2,043,120

PENNSYLVANIA (CONTINUED)

Colonial School District 6%,
    9/1/2002 (Insured; MBIA)                                                              245,000                         245,970

Conestoga Valley School District:

    5%, 5/1/2010 (Insured; FGIC)                                                        2,070,000                       2,218,233

    5%, 5/1/2011 (Insured; FGIC)                                                        1,500,000                       1,605,240

Conrad Weiser Area School District:

    6.05%, 12/15/2004
        (Insured; MBIA)                                                                   980,000                       1,081,724

    6.30%, 12/15/2006
        (Insured; MBIA)
            (Prerefunded 12/15/2004)                                                    1,000,000 (b)                   1,110,250

    5.20%, 12/15/2010 (Insured; MBIA)                                                   1,000,000                       1,047,890

    5.25%, 12/15/2014 (Insured; MBIA)                                                   3,890,000                       4,009,462

Cornwall-Lebanon Suburban Joint
    School Authority, School Revenue

    5.85%, 3/1/2009 (Insured; FGIC)
    (Prerefunded 3/1/2004)                                                              1,600,000 (b)                   1,714,608

Cumberland County Municipal
    Authority, College Revenue:

        (Dickerson College):

            5.25%, 11/1/2008
                 (Insured; AMBAC)                                                       1,000,000                       1,091,810

            5.25%, 11/1/2009
                 (Insured; AMBAC)                                                       1,170,000                       1,275,862

        (Messiah College)
                 5.50%, 10/1/2006
                     (Insured; AMBAC)                                                   5,760,000                       6,327,821

Dauphin County General
    Authority, Revenue:

        5.40%, 6/1/2026
            (Insured; AMBAC)                                                            1,000,000                       1,004,450

        5.50%, 6/1/2026
            (Insured; AMBAC)                                                            1,000,000                       1,005,020

Delaware County
    5.50%, 10/1/2015                                                                      280,000                         296,506

Delaware County Authority,
    College Revenue:

        (Haverford College):

            5.875%, 11/15/2021                                                          1,500,000                       1,635,285

            5.75%, 11/15/2025                                                           3,000,000                       3,210,540

Delaware County Industrial
    Development Authority, PCR
    (Peco Energy Co. Project)
    5.20%, 4/1/2021                                                                     4,565,000                       4,692,774

Delaware County Regional Water
    Quality Control Authority, Sewer
    Revenue 4.75%, 5/1/2010
    (Insured; FGIC)                                                                     1,945,000                       2,049,233


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Downingtown Area School District:

    4.50%, 3/1/2007                                                                     1,000,000                       1,046,270

    5.25%, 2/1/2008                                                                     4,870,000                       5,285,703

    5.375%, 2/1/2009                                                                    5,020,000                       5,489,320

Exeter Township School District:

    5.85%, 5/15/2009
        (Insured; FGIC)                                                                 1,000,000                       1,070,350

    5.15%, 5/15/2010
        (Insured; FGIC)                                                                 2,500,000                       2,612,800

Fleetwood Area School Authority
    5.70%, 4/1/2006 (Insured; FGIC)                                                     1,160,000                       1,279,480

Fleetwood Area School District
    5%, 4/1/2011 (Insured; FGIC)                                                        1,500,000                       1,604,475

Fox Chapel Area School District
    5.50%, 8/15/2008                                                                    1,500,000                       1,570,980

Geisinger Authority, Health System
    Revenue 5.80%, 7/1/2003                                                               740,000                         780,515

Governor Mifflin School District

    5%, 11/15/2003 (Insured;
    AMBAC) (Prerefunded 3/7/2002)                                                       1,000,000 (b)                   1,000,890

Hampton Township Sanitation
    Authority, Sewer Revenue

    5.55%, 2/1/2008 (Insured; MBIA)                                                       750,000                         774,960

Hampton Township School District
    6%, 8/15/2007 (Insured; FGIC)                                                       1,000,000                       1,039,750

Harrisburg Authority, School Revenue
    5%, 9/1/2005 (Insured; FGIC)                                                        1,070,000 (c)                   1,147,842

Hazleton Area School District:

    6.50%, 3/1/2006
        (Insured; FSA)                                                                  1,155,000                       1,301,396

    6.50%, 3/1/2007
        (Insured; FSA)                                                                  1,000,000                       1,138,940

    6.50%, 3/1/2008
        (Insured; FSA)                                                                  1,300,000                       1,496,378

Hazleton City Authority, Water
    Revenue 5.75%, 4/1/2006
    (Insured; FGIC)                                                                       570,000                         628,186

Health Care Facilities Authority of
    Sayre, Revenue (Guthrie Health
    Issue) 5.75%, 12/1/2021                                                             2,000,000                       1,998,620

Lancaster County Solid Waste
    Management Authority, RRR:

        5.25%, 12/15/2008
            (Insured; AMBAC)                                                            3,940,000                       4,188,417

        5.25%, 12/15/2009
            (Insured; AMBAC)                                                            4,230,000                       4,469,460

        5.25%, 12/15/2010
            (Insured; AMBAC)                                                            2,000,000                       2,102,640

PENNSYLVANIA (CONTINUED)

Lancaster County Vocational-
  Technical School Authority, LR:

        5.25%, 2/15/2009
            (Insured; FGIC)                                                             1,000,000                       1,083,200

        5.25%, 2/15/2010
            (Insured; FGIC)                                                             1,500,000                       1,624,125

Lancaster Higher Education Authority,
    College Revenue (Franklin and
    Marshall College Project)
    6.50%, 4/15/2006                                                                    1,000,000                       1,006,450

Lancaster School District

    5.50%, 5/15/2006 (Insured; FGIC)
    (Prerefunded 5/15/2004)                                                             1,000,000 (b)                   1,071,230

Lehigh County 5%, 11/15/2013                                                            5,000,000                       5,265,050

Lehigh County General Purpose
    Authority, Revenue:

        (Lehigh Valley Hospital):

        5.75%, 7/1/2004
            (Insured; MBIA)                                                             1,140,000                       1,224,121

        5.75%, 7/1/2005
            (Insured; MBIA)                                                             1,200,000                       1,305,924

        5.75%, 7/1/2006
            (Insured; MBIA)                                                             1,270,000                       1,395,654

Lehigh County Industrial Development
    Authority, PCR (Pennsylvania Power
    and Light Co. Project) 6.40%,
    11/1/2021 (Insured; MBIA)                                                           1,750,000                       1,829,957

Lower Merion Township:

    5.625%, 8/1/2005                                                                      850,000                         864,263

    5.75%, 8/1/2006                                                                       730,000                         742,636

Lycoming County Authority,
    LR 5.75%, 7/1/2002                                                                    195,000                         197,880

Manheim Central School District:

    5.40%, 5/15/2004
        (Insured; FGIC)                                                                   650,000                         695,045

    5.90%, 5/15/2008
        (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,060,000 (b)                   1,144,609

    6%, 5/15/2009
        (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,175,000 (b)                   1,271,315

Montgomery County:

    5%, 9/15/2010                                                                       1,165,000                       1,254,297

    5%, 9/15/2011                                                                       2,155,000                       2,314,836

Montgomery County Higher
    Education and Health Authority,
    HR (Abington Memorial Hospital)
    5%, 6/1/2007 (Insured; AMBAC)                                                       2,940,000                       3,136,157

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                       Principal                    Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Montgomery County Industrial
  Development Authority, PCR:

  (Peco Energy Co. Project):

        5.20%, 10/1/2030                                                                2,500,000                       2,596,800

        5.30%, 10/1/2034                                                                1,500,000                       1,561,755

North Allegheny School District
    6.25%, 11/1/2007
    (Insured; AMBAC)                                                                    2,700,000                       2,783,565

North Pennsylvania School District
    5.50%, 3/1/2006                                                                     1,350,000                       1,476,144

North Pennsylvania School District
    Authority, School Revenue

    (Mongomery and Bucks County)
    6.20%, 3/1/2007                                                                       960,000                       1,061,040

North Wales Water Authority,
    Water Revenue 5.40%,
    11/1/2010 (Insured; FGIC)                                                           1,000,000                       1,046,480

Northampton County Higher
    Education Authority, Revenue
    (Lehigh University)

    5.50%, 11/15/2011                                                                   2,500,000                       2,781,150

Northeastern Hospital and Education
    Authority, College Revenue:

        (Luzerne County
            Community College):

                 5.25%, 8/15/2006
                     (Insured; MBIA)                                                    1,115,000                       1,212,507

                 5.25%, 8/15/2007
                     (Insured; MBIA)                                                    1,170,000                       1,273,007

Northern Tioga School District
    5.05%, 7/15/2003                                                                    4,000,000                       4,011,520

Northwestern Lehigh School District:

    5%, 3/15/2008 (Insured; FSA)                                                        1,190,000                       1,278,119

    5%, 3/15/2009 (Insured; FSA)                                                        1,190,000                       1,276,394

    5%, 3/15/2010 (Insured; FSA)                                                        1,245,000                       1,333,009

Parkland School District:

    5.25%, 9/1/2011 (Insured; FGIC)                                                     2,220,000                       2,422,087

    5.375%, 9/1/2014 (Insured; FGIC)                                                    3,110,000                       3,410,302

    5.375%, 9/1/2016 (Insured; FGIC)                                                    1,490,000                       1,623,653

Penn Delco School District:

    5.90%, 10/1/2005 (Insured; FGIC)                                                    1,340,000                       1,372,736

    6%, 10/1/2006 (Insured; FGIC)                                                       1,275,000                       1,306,926

Penn Manor School District:

    5.20%, 6/1/2012 (Insured; FGIC)
        (Prerefunded 6/1/2006)                                                            355,000 (b)                     385,764

    5.20%, 6/1/2012 (Insured; FGIC)                                                       395,000                         410,464

PENNSYLVANIA (CONTINUED)

Pennsbury School District:

    6.10%, 8/15/2004
        (Insured; FGIC)                                                                 1,000,000                       1,093,480

    6.65%, 8/15/2009 (Insured;
        FGIC) (Prerefunded 8/15/2004)                                                   1,000,000 (b)                   1,106,350

Pennsylvania:

    5.30%, 5/1/2005                                                                     1,000,000                       1,068,060

    5.25%, 6/15/2005                                                                    3,000,000                       3,138,900

    5%, 8/1/2005 (Insured; FGIC)                                                       10,000,000                      10,745,000

    6.30%, 9/15/2005
        (Prerefunded 3/15/2002)                                                         2,000,000 (b)                   2,034,580

    5.375%, 11/15/2005
        (Insured; FGIC)                                                                 2,000,000                       2,186,880

    5.75%, 12/1/2005
        (Prerefunded 12/1/2002)                                                         1,000,000 (b)                   1,047,630

    5.50%, 1/15/2006
        (Insured; MBIA)                                                                 6,000,000                       6,541,500

    5%, 6/1/2006 (Insured; MBIA)                                                        1,500,000                       1,617,030

    5.875%, 12/1/2006
        (Prerefunded 12/1/2002)                                                         1,000,000 (b)                   1,048,570

    6.375%, 9/15/2007
        (Prerefunded 3/15/2002)                                                         3,000,000 (b)                   3,051,990

    5.375%, 5/15/2009
        (Insured; FGIC)                                                                 3,000,000                       3,222,420

    5%, 9/15/2009                                                                      10,000,000                      10,770,600

    5.25%, 10/15/2009                                                                  10,000,000                      10,941,800

    5.25%, 10/15/2010                                                                  10,000,000                      10,931,000

    6%, 1/15/2012                                                                       2,500,000                       2,823,425

Pennsylvania Higher Education
    Assistance Agency, Capital
    Acquisition 5%, 12/15/2021
    (Insured; MBIA)                                                                     2,500,000                       2,504,575

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

    (Drexel University) 5.625%,
        5/1/2014 (Insured; MBIA)                                                        2,000,000                       2,107,680

    (Lafayette College Project)
        6%, 5/1/2030                                                                    5,000,000                       5,382,100

    (State Systems):

        5.25%, 6/15/2004
            (Insured; AMBAC)                                                            1,000,000                       1,066,510

        5.20%, 6/15/2007
            (Insured; AMBAC)                                                            1,000,000                       1,037,940

        5.30%, 6/15/2008
            (Insured; AMBAC)                                                            3,200,000                       3,363,648

        5.75%, 6/15/2010
            (Insured; AMBAC)                                                            3,045,000                       3,425,930


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                      Principal                     Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational Facilities
  Authority, Revenue (continued):

  (State Systems Higher Education):

        5%, 6/15/2009
            (Insured; AMBAC)                                                            2,665,000                       2,862,610

        5%, 6/15/2010
            (Insured; AMBAC)                                                            2,785,000                       2,984,907

        5%, 6/15/2011
            (Insured; AMBAC)                                                            2,935,000                       3,140,832

    (Temple University)
        5.25%, 4/1/2014
            (Insured; MBIA)                                                             2,500,000                       2,624,025

    (University of Scranton)
        5.75%, 11/1/2016
            (Insured; AMBAC)                                                            1,690,000                       1,855,907

    (UPMC Health System):

        5%, 1/15/2010                                                                   1,630,000                       1,658,052

        5.125%, 1/15/2011                                                               1,550,000                       1,580,938

        5.25%, 8/1/2012
            (Insured; FSA)                                                              3,000,000                       3,198,330

        6%, 1/15/2022                                                                   2,500,000                       2,568,225

    College and University:

        (Allegheny College Project)
            6.10%, 11/1/2008
                 (Insured; MBIA)                                                        2,900,000                       3,142,962

        (College of Pharmacy and
            Science) 5.35%, 11/1/2011
                 (Insured; MBIA)                                                        2,000,000                       2,092,180

        (Drexel University):

            5.50%, 5/1/2006
                 (Insured; MBIA)                                                        1,600,000                       1,750,672

            5.50%, 5/1/2007
                 (Insured; MBIA)                                                        1,275,000                       1,400,065

            5.30%, 5/1/2010
                 (Insured; MBIA)                                                        3,910,000                       4,213,729

        (University of Pennsylvania):

            5.30%, 9/1/2006                                                             1,000,000                       1,070,710

            5.40%, 9/1/2007                                                             2,000,000                       2,125,240

    Health Services:

        (University of Pennsylvania):

            5.60%, 1/1/2005                                                             2,750,000                       2,898,308

            6%, 1/1/2005                                                                3,500,000                       3,724,280

            5.80%, 1/1/2007                                                             2,000,000                       2,096,020

            6%, 1/1/2010                                                                3,000,000                       3,123,180

            5.60%, 11/15/2010                                                           2,000,000                       2,187,920

            5.875%, 1/1/2015                                                            2,000,000                       2,062,380

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing Finance Agency:

  (Rental Housing):

        5.15%, 1/1/2003                                                                   800,000                         821,760

        5.75%, 7/1/2003                                                                 1,000,000                       1,031,060

        5.45%, 7/1/2006                                                                 2,400,000                       2,502,600

        6.25%, 7/1/2007                                                                 2,100,000                       2,156,007

    (Single Family Mortgage):

        5.20%, 10/1/2003                                                                1,000,000                       1,045,930

        5.30%, 10/1/2004                                                                1,970,000                       2,100,020

        5.35%, 10/1/2009                                                                1,165,000                       1,235,529

        5.45%, 10/1/2010                                                                3,025,000                       3,193,553

        5.50%, 10/1/2011                                                                1,325,000                       1,394,761

        5.55%, 10/1/2012                                                                3,060,000                       3,223,863

        5.75%, 10/1/2013                                                                5,040,000                       5,332,370

        5.45%, 10/1/2014                                                                1,000,000                       1,022,720

        6%, 10/1/2015                                                                   3,045,000                       3,208,821

        5.40%, 10/1/2027                                                                  410,000                         429,520

Pennsylvania Industrial
    Development Authority, EDR:

        5.50%, 7/1/2005
            (Insured; AMBAC)                                                            3,000,000                       3,254,070

        6%, 7/1/2008
            (Insured; AMBAC)                                                            5,600,000                       6,323,520

        5.80%, 1/1/2009
            (Insured; AMBAC)                                                            5,000,000                       5,570,150

Pennsylvania Infrastructure
    Investment Authority, Revenue:

        (Pennvest Loan Pool):

            5.55%, 9/1/2004                                                               600,000                         638,490

            5.75%, 9/1/2006                                                             1,000,000                       1,054,920

            5.85%, 9/1/2008                                                             1,000,000                       1,048,900

Pennsylvania State University:

    5.55%, 8/15/2006
        (Insured; AMBAC)                                                                3,000,000                       3,112,620

    5.55%, 8/15/2007                                                                      750,000                         777,795

    5.60%, 8/15/2008                                                                    5,000,000                       5,186,450

    5.50%, 8/15/2016                                                                    6,280,000                       6,497,728

Pennsylvania Turnpike
    Commission, Revenue:

        5.70%, 12/1/2006
            (Insured; FGIC)                                                             1,750,000                       1,835,943

        5.80%, 12/1/2007
            (Insured; MBIA)                                                             1,000,000                       1,049,880

        5.90%, 12/1/2008
            (Insured; FGIC)                                                             1,500,000                       1,576,020

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal                        Principal

  INVESTMENTS (CONTINUED)                                                               Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Turnpike
  Commission, Revenue (continued):

        5%, 6/1/2009 (Insured; FGIC)                                                    3,275,000                       3,516,695

        6%, 12/1/2009
            (Insured; AMBAC)                                                            1,500,000                       1,578,330

        5%, 6/1/2010 (Insured; FGIC)                                                    4,515,000                       4,837,823

        5%, 6/1/2011 (Insured; FGIC)                                                    3,000,000                       3,209,670

        5.50%, 12/1/2011
            (Insured; FGIC)                                                             2,510,000                       2,793,304

        5.50%, 12/1/2012
            (Insured; FGIC)                                                             2,000,000                       2,225,820

        5.50%, 6/1/2015                                                                 1,500,000                       1,633,680

        5%, 12/1/2026
            (Insured; AMBAC)                                                           16,775,000                      16,550,886

    Oil Franchise Tax 5.50%,
        12/1/2006 (Insured; AMBAC)                                                      2,305,000                       2,549,491

Perkiomen Valley School District:

    5.25%, 3/1/2013 (Insured; FSA)                                                      1,230,000                       1,316,039

    5.25%, 3/1/2014 (Insured; FSA)                                                      1,290,000                       1,371,309

Philadelphia:

    5.25%, 3/15/2011 (Insured; FSA)                                                     3,500,000                       3,767,085

    5.25%, 3/15/2012 (Insured; FSA)                                                       235,000                         251,443

    5.25%, 3/15/2013 (Insured; FSA)                                                     2,000,000                       2,123,600

    5.25%, 3/15/2014 (Insured; FSA)                                                     1,000,000                       1,056,180

    Water and Wastewater Revenue:

        5.625%, 6/15/2009
            (Insured; AMBAC)                                                            5,000,000                       5,551,250

        5.25%, 12/15/2012
            (Insured; AMBAC)                                                           10,000,000                      10,917,000

Philadelphia Authority For Industrial
    Development, Revenue:

    (Girard Estates Facilities Leasing
        Project) 5%, 5/15/2019                                                          2,400,000                       2,418,984

    (Long Term Care FFE/Maplewood)

        8%, 1/1/2024
        (Prerefunded 7/1/2004)                                                          2,915,000 (b)                   3,334,410

Philadelphia Hospital and Higher
    Education Facilities Authority:

        HR (Children's Hospital of
            Philadelphia) 5.375%,
            2/15/2014                                                                   2,700,000                       2,736,045

        Revenue (Jefferson Health
            System) 5.50%, 5/15/2008                                                    1,000,000                       1,070,670

Philadelphia Parking Authority,
    Parking Revenue:

        5.25%, 2/1/2013
            (Insured; AMBAC)                                                            1,935,000                       2,054,254

        5.25%, 2/1/2014
            (Insured; AMBAC)                                                            2,040,000                       2,154,444

PENNSYLVANIA (CONTINUED)

Philadelphia Parking Authority,
  Parking Revenue (continued):

     Airport:

            5.50%, 9/1/2005
                 (Insured; AMBAC)                                                       1,800,000                       1,956,420

            5.75%, 9/1/2009
                 (Insured; AMBAC)                                                       2,255,000                       2,517,279

Philadelphia School District:

    5%, 10/1/2008 (Insured; MBIA)                                                      10,000,000                      10,775,200

    5.75%, 2/1/2011 (Insured; FSA)                                                      3,000,000                       3,363,180

    5.75%, 2/1/2013 (Insured; FSA)                                                      3,000,000                       3,323,010

    5.25%, 4/1/2014 (Insured; MBIA)                                                     2,500,000                       2,622,725

    5.50%, 2/1/2017 (Insured; FSA)                                                      1,770,000                       1,889,174

    5.50%, 2/1/2019 (Insured; FSA)                                                      1,310,000                       1,380,085

Rose Tree Media School
    District 5.30%, 2/15/2009
    (Insured; FGIC)                                                                       425,000                         444,040

Scranton-Lackawanna Health and
    Welfare Authority, Revenue:

        (Community Medical
            Center Project):

                 5.50%, 7/1/2010
                     (Insured; MBIA)                                                    3,035,000                       3,281,958

                 5.50%, 7/1/2011
                     (Insured; MBIA)                                                    3,195,000                       3,436,478

        (Mercy Health) 5.25%,
            1/1/2005 (Insured; MBIA)                                                    2,435,000                       2,588,892

        (University of Scranton Project):

            5.50%, 11/1/2006
                 (Insured; AMBAC)                                                       2,295,000                       2,529,205

            5.50%, 11/1/2007
                 (Insured; AMBAC)                                                       3,040,000                       3,354,914

Seneca Valley School District
    5.50%, 7/1/2004 (Insured; FGIC)                                                       750,000                         759,720

Southeastern Pennsylvania
        Transportation Authority,
        Special Revenue:

            5.90%, 3/1/2010
                 (Insured; FGIC)
                 (Prerefunded 3/1/2005)                                                 2,125,000 (b)                   2,340,135

            5.90%, 3/1/2010
                 (Insured; FGIC)
                 (Prerefunded 3/1/2005)                                                   125,000 (b)                     137,655

Spring-Ford Area School District

    6.50%, 2/1/2018
    (Insured; AMBAC)
    (Prerefunded 2/1/2004)                                                              1,660,000 (b)                   1,834,068


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal                       Principal

  INVESTMENTS (CONTINUED)                                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Springfield School District
  (Delaware County):

        4.75%, 3/15/2010
            (Insured; FSA)                                                              1,270,000                       1,337,196

        4.75%, 3/15/2011
            (Insured; FSA)                                                              1,330,000                       1,396,314

        4.75%, 3/15/2012
            (Insured; FSA)                                                              1,285,000                       1,344,033

State Public School Building Authority,
    College Revenue:

        (Northampton Community College)

            6%, 4/1/2009 (Insured; MBIA)
                 (Prerefunded 4/1/2004)                                                 1,000,000 (b)                   1,077,560

        (Montgomery Community
            College Project):

                 5.85%, 5/1/2010 (Insured;
                     MBIA) (Prerefunded
                     11/1/2004)                                                         1,010,000 (b)                   1,105,081

                 5.75%, 5/1/2011
                     (Prerefunded 11/1/2004)                                            1,000,000 (b)                   1,091,830

        (Harrisburg Community College)
            5.10%, 10/1/2006
                 (Insured; MBIA)                                                        1,000,000                       1,085,630

        (Westmoreland County Community
            College) 5.45%, 10/15/2011
                 (Insured; MBIA) (Prerefunded
                     10/15/2005)                                                        1,000,000 (b)                   1,094,210

Stroudsburg Area School District:

    5.30%, 10/1/2007 (Insured; FGIC)
        (Prerefunded 10/1/2005)                                                         1,475,000 (b)                   1,605,139

    5.45%, 10/1/2008 (Insured; FGIC)
        (Prerefunded 10/1/2005)                                                         2,340,000 (b)                   2,558,392

Swarthmore Borough Authority,
    College Revenue:

        5.70%, 9/15/2003                                                                  815,000                         849,401

        5.50%, 9/15/2011                                                               14,500,000                      16,132,555

Tredyffrin-Easttown School District
    5.25%, 8/1/2010                                                                     1,970,000                       2,149,743

Trinity Area School District
    5.45%, 11/1/2009
    (Insured; FGIC)                                                                     2,000,000                       2,104,060

University Area Joint Authority,
    Sewer Revenue 5%, 11/1/2011
    (Insured; MBIA)                                                                     1,430,000                       1,533,632

University of Pittsburgh 6.25%,
    6/1/2007 (Insured; MBIA)                                                              530,000                         546,955

Upper Darby School District 5%,
    2/15/2010 (Insured; AMBAC)                                                          1,100,000                       1,177,088

PENNSYLVANIA (CONTINUED)

Upper Gwynedd Towamencin Municipal
    Authority, Sewer Revenue 6.75%,
    10/15/2006 (Insured; MBIA)                                                          1,000,000                       1,004,670

Upper Merion Municipal Utilities
    Authority, Sewer Revenue

    5.30%, 8/15/2004                                                                    1,545,000                       1,611,327

Upper Saint Clair Township School
    District 5.20%, 7/15/2027                                                           7,000,000                       7,034,790

Wallenpaupack Area School District:

    5.50%, 3/1/2007 (Insured; FGIC)                                                     1,985,000                       2,175,004

    5.50%, 3/1/2008 (Insured; FGIC)                                                     2,090,000                       2,299,878

Warwick School District, Lancaster
    County 5.25%, 2/15/2011
    (Insured; FGIC)                                                                     1,000,000                       1,087,480

Washington County Authority, LR
    5.10%, 6/1/2004 (Insured; FGIC)                                                       800,000                         827,720

Washington County Industrial
    Development Authority, PCR
    (West Penn Power Co.-Mitchell
    Project) 4.95%, 3/1/2003
    (Insured; MBIA)                                                                     1,000,000                       1,017,940

West Chester Area Municipal
    Authority, Water Revenue
    5.75%, 1/1/2003                                                                       260,000                         268,991

Wilkes-Barre Area School District

    6.10%, 4/1/2009 (Insured; FGIC)
    (Prerefunded 10/1/2004)                                                             1,000,000 (b)                   1,097,700

Wilson Area School District 5%,
    2/15/2011 (Insured; FGIC)                                                           1,910,000                       2,041,523

York County:

    5.60%, 10/1/2002 (Insured; FGIC)                                                    1,000,000                       1,003,750

    5.80%, 10/1/2003 (Insured; FGIC)                                                    1,500,000                       1,505,745

York County Solid Waste and Refuse
    Authority Solid Waste System
    Revenue 5.50%, 12/1/2014
    (Insured; FGIC)                                                                     1,000,000                       1,108,000

SOUTH CAROLINA--.9%

Tobacco Settlement Revenue
  Management Authority, Tobacco
  Settlement Revenue

    6.375%, 5/15/2030                                                                   7,000,000                       7,468,580

TEXAS--.8%

Cities of Dallas and Fort Worth,
    Dallas/Fort Worth International
    Airport, Joint Revenue Improvement
    5.50%, 11/1/2031 (Insured; FGIC)                                                    2,000,000                       2,015,500

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal                       Principal

  INVESTMENTS (CONTINUED)                                                             Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Matagorda County Navigation
  District Number 1, Revenue

    (Reliant Energy Inc.)
    5.20%, 5/1/2029                                                                     4,000,000                       4,076,960

North Texas Health Facilities
    Development Corp., HR
    (Regional Health Care System
    Inc. Project) 5.25%, 9/1/2007
    (Insured; MBIA)                                                                       770,000                         827,596

VIRGINIA--1.1%

Charles City County Industrial
    Development Authority, Solid
    Waste Disposal Facility Revenue
    (Waste Management Virginia Inc.
    Project) 4.875%, 2/1/2009                                                           4,750,000                       4,642,128

Fairfax County, Public Improvement
    4.50%, 6/1/2004                                                                     5,000,000                       5,256,950

WEST VIRGINIA--.1%

West Virginia, College Revenue
    6%, 4/1/2006 (Insured; AMBAC)                                                       1,000,000                       1,063,660

WISCONSIN--.1%

Appleton Area School District
    6.75%, 2/15/2006                                                                      500,000                         566,975

U.S. RELATED--7.1%

Commonwealth of Puerto Rico,
  Public Improvement

    5.50%, 7/1/2014 (Insured; MBIA)                                                     7,500,000                       8,442,675

Puerto Rico Electric Power Authority,
    Power Revenue:

        5.25%, 7/1/2014
            (Insured; MBIA)                                                             7,875,000                       8,660,610

        5.25%, 7/1/2029
            (Insured; FSA)                                                             15,575,000                      15,914,224

Puerto Rico Highway and
    Transportation Authority:

        (Highway Revenue):

            6.25%, 7/1/2008 Series Y
                 (Insured; MBIA)                                                        1,295,000                       1,500,283

            6.25%, 7/1/2008 Series Z
                 (Insured; MBIA)                                                        1,000,000                       1,158,520

            5.50%, 7/1/2013
                 (Insured; FSA)                                                         1,500,000                       1,688,145

            5.50%, 7/1/2013
                 (Insured; MBIA)                                                        4,000,000                       4,501,720

U.S. RELATED (CONTINUED)

Puerto Rico Highway and
  Transportation Authority (continued):

        Transportation Revenue
            5.25%, 7/1/2010                                                             4,000,000 (c)                   4,329,320

Puerto Rico Municipal Finance Agency:

    5.50%, 8/1/2007 (Insured; FSA)                                                      6,305,000                       7,016,141

    5.50%, 8/1/2009 (Insured; FSA)                                                      7,090,000                       7,933,710

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $804,018,189)                                                                                               840,168,712


SHORT-TERM MUNICIPAL                                                                    Principal

    INVESTMENTS--2.3%                                                                   Amount ($)                      Value ($)


KANSAS--.2%

Kansas Development Finance
    Authority, Health Facilities Revenue,
    VRDN (Stormont-Vail Healthcare Inc.)
    1.35% (Insured; MBIA)                                                               1,500,000 (d)                   1,500,000

MONTANA--.4%

Forsyth, PCR , VRDN(Pacific Corp.
    Project) 1.45% (LOC; JP Morgan-
    Chase & Co.)                                                                        3,550,000 (d)                   3,550,000

PENNSYLVANIA--1.3%

Lehigh County General Purpose
    Authority, HR, VRDN:
        (Lehigh Valley Health) 1.40%
            (Insured; MBIA)                                                             3,400,000 (d)                   3,400,000

        (Lehigh Valley Hospital) 1.40%
            (Insured; AMBAC)                                                            4,000,000 (d)                   4,000,000

South Fork Municipal Authority,
    HR, VRDN (Conemaugh Health
    Systems) 1.40% (Insured; MBIA)                                                      4,000,000 (d)                   4,000,000

WYOMING--.4%

Sweetwater County, PCR, VRDN
    (Pacific Corp. Project) 1.45%
    (LOC; Bank One Trust N.A.)                                                          3,400,000 (d)                   3,400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

    (cost $19,850,000)                                                                                                 19,850,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $823,868,189)                                                                    100.1%                     860,018,712

LIABILITIES, LESS CASH
    AND RECEIVABLES                                                                         (.1%)                     (1,361,611)

NET ASSETS                                                                                 100.0%                     858,657,101


Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

EDR          Economic Development Revenue

FGIC         Financial Guaranty Insurance Company

FSA          Financial Security Assurance

GO           General Obligation

HR           Hospital Revenue

MBIA         Municipal Bond Investors Assurance

             Insurance Corporation

LOC          Letter of Credit

LR           Lease Revenue

PCR          Pollution Control Revenue

RRR          Resource Recovery Revenue

SFMR         Single Family Mortgage Revenue

VRDN         Variable Rate Demand Note

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's  Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 63.4

AA                             Aa                                    AA                                  24.9

A                              A                                     A                                    6.9

BBB                            Baa                                   BBB                                  1.8

BB                             Ba                                    BB                                    .2

F-1                            MIG1/P1                               SP1/A1                               2.8

Not Rated (e)                  Not Rated (e)                         Not Rated (e)                        0.0

                                                                                                        100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME, THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT FEBRUARY 28, 2002 THE FUND HAD $225,773,456 (26.3% OF NET ASSETS)
INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL IS DEPENDENT UPON REVENUES
GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

STATEMENT OF FINANCIAL FUTURES

February 28, 2002 (Unaudited)

                                                                  Market Value                                    Unrealized

                                                                    Covered by                                (Depreciation)

                                                Contracts         Contracts ($)          Expiration         at 2/28/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (SHORT)

U.S. Treasury 10 Year Notes                           210           22,522,500           March 2002                (354,219)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                            MPAM              MPAM       MPAM             MPAM              MPAM
                                                          Large Cap          Income     Mid Cap         Small Cap      International
                                                         Stock Fund        Stock Fund  Stock Fund      Stock Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--

  See Statement of Investments--Note 2(c)((+))        1,734,751,159      555,303,960  930,990,106      304,064,323      400,642,014

Cash                                                             --              --       936,595          384,306          355,204

Cash denominated in foreign currencies                           --              --          --                --        11,318,692

Receivable for investment securities sold                23,780,126       5,452,427     8,410,080              --           943,049

Collateral for securities loaned--Note 2(b)                      --             --           --                --         1,815,000

Dividends receivable                                      2,658,723      1,247,018        612,552          120,936        1,068,000

Interest receivable                                             842          5,644          2,245              413              852

Receivable for shares of Beneficial Interest subscribed      14,542            --             --               100              --

Prepaid expenses                                             13,011         11,772            --            11,578           11,508

                                                      1,761,218,403    562,020,821    940,951,578      304,581,656       416,154,319
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3       900,718        294,949        515,792         200,327           368,750

Due to Administrator--Note 3                                192,295         61,389         99,595          32,578            26,883

Liability for securities loaned--Note 2(b)                       --            --             --             --           1,815,000

Cash overdraft due to Custodian                           1,555,249      1,072,737            --             --                 --

Payable for investment securities purchased              31,226,142      7,664,642     29,316,688       1,541,689               --

Payable for shares of Beneficial Interest redeemed          988,568        719,161        158,663         127,318           55,803

Accrued expenses                                             44,011         60,373         49,743          56,676           29,059

                                                         34,906,983      9,873,251     30,140,481       1,958,588        2,295,495
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                        1,726,311,420    552,147,570    910,811,097     302,623,068      413,858,824
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                       1,425,788,447    409,745,637    771,113,687     280,990,773      458,531,273

Accumulated undistributed investment income (loss)--net     248,762       (371,819)       335,755        (252,762)          78,590

Accumulated net realized gain (loss) on investments     (97,545,999)    (4,915,632)    (7,424,590)    (13,624,229)             --

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                              --           --             --              --         (6,884,815)

Accumulated net unrealized appreciation

  (depreciation) on investments                         397,820,210    147,689,384    146,786,245      35,509,286             --

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions               --           --              --             --        (37,866,224)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                        1,726,311,420    552,147,570   910,811,097      302,623,068      413,858,824
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                      1,725,385,105   551,872,844   910,609,006      297,049,789       413,857,851

  Shares Outstanding                                    189,260,895    56,855,757    80,740,879       23,748,821        36,626,254

  NET ASSET VALUE PER SHARE ($)                                9.12         9.71          11.28            12.51             11.30
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                            926,315      274,726        202,091        5,573,279              973

  Shares Outstanding                                        101,661       28,274         17,921          447,038           83.557

  NET ASSET VALUE PER SHARE ($)                                9.11         9.72          11.28            12.47            11.64
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                        1,336,930,949   407,614,576    784,203,861     268,555,037      438,435,084

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds
STATEMENT OF INVESTMENTS (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (CONTINUED)


(CONTINUED)                                                               MPAM              MPAM          MPAM          MPAM
                                                                         Emerging         Balanced        Bond       Intermediate
                                                                       Markets Fund         Fund          Fund         Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))       85,761,320     413,886,832  1,011,497,066     407,948,551

Cash                                                                        463,711             --             --              --

Cash denominated in foreign currencies                                    1,585,526             --             --              --

Receivable for investment securities sold                                   746,763       3,714,241      7,154,000       3,070,085

Dividends receivable                                                         70,689         253,501            --              --

Interest receivable                                                             283       1,823,848      9,203,791       4,852,652

Paydowns receivable                                                              --         124,735      2,836,630             --

Net unrealized appreciation on forward currency
  exchange contracts--Note 2(f)                                                 258             --            --               --

Prepaid expenses                                                              5,748          16,869         18,885          12,964

                                                                         88,634,298     419,820,026  1,030,710,372     415,884,252
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                        95,410         150,249        232,880         108,917

Due to Administrator--Note 3                                                  8,900          30,971        107,740          45,630

Cash overdraft due to Custodian                                                  --         862,348      3,451,716       1,018,442

Payable for investment securities purchased                               4,939,192      14,490,087     58,763,427       3,072,864

Payable for shares of Beneficial Interest redeemed                               --         152,347         93,358         202,000

Accrued expenses and other liabilities                                       19,820          32,347        125,207          41,061

                                                                          5,063,322      15,718,349     62,774,328       4,488,914
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           83,570,976     404,101,677    967,936,044     411,395,338
-----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                          78,641,916     376,419,393    946,104,158     403,162,151

Accumulated undistributed (distributions in
  excess of) investment income (loss)--net                                  392,702        (178,012)    (1,187,881)     (1,749,837)

Accumulated net realized gain (loss) on investments                              --      (7,367,168)     2,597,838       2,593,044

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                         137,501             --             --             --

Accumulated net unrealized appreciation
  (depreciation) on investments                                                  --      35,227,464     20,421,929       7,389,980

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                        4,398,857              --            --              --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           83,570,976     404,101,677    967,936,044     411,395,338
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                         83,569,868     404,065,936    962,563,577     411,320,225

  Shares Outstanding                                                      6,488,284      36,454,809     74,133,912      31,793,132

  NET ASSET VALUE PER SHARE ($)                                               12.88           11.08          12.98           12.94
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                              1,108          35,741      5,372,467          75,113

  Shares Outstanding                                                         85.652           3,228        413,733           5,805

  NET ASSET VALUE PER SHARE ($)                                               12.94           11.07          12.99           12.94
-----------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                           81,344,372     378,659,368     991,942,615     400,558,571

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


                                                                               MPAM           MPAM           MPAM             MPAM
                                                                         Short-Term        National       National     Pennsylvania
                                                                               U.S.     Intermediate    Short-Term     Intermediate
                                                                         Government        Municipal      Municipal       Municipal
                                                                    Securities Fund       Bond Fund       Bond Fund      Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))       92,729,519      519,859,945     119,182,213    860,018,712

Interest receivable                                                         630,682        5,704,191       1,367,653     11,311,476

Paydowns receivable                                                          12,627               --             --             --

Receivable for investment securities sold                                        --          515,274             --       1,236,040

Receivable for futures variation margin--Note 2(d)                               --               --             --          59,063

Prepaid expenses                                                             13,955           12,302         11,854          13,657

                                                                         93,386,783      526,091,712    120,561,720     872,638,948
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                        14,997           58,186         28,883        327,414

Due to Administrator--Note 3                                                 10,076          106,809         12,370         90,911

Cash overdraft due to Custodian                                             299,519        1,142,338        412,309      3,035,257

Payable for shares of Beneficial Interest redeemed                            4,400              --             --             --

Payable for investment securities purchased                                      --       14,719,149      5,225,904     10,456,705

Accrued expenses and other liabilities                                       26,787           54,554         32,311         71,560

                                                                            355,779       16,081,036      5,711,777     13,981,847
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           93,031,004      510,010,676    114,849,943    858,657,101
-----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                          91,595,941      487,896,782   111,337,081     820,649,398

Accumulated undistributed (distributions in

  excess of) investment income--net                                        (640,528)        217,121          1,180        232,861

Accumulated net realized gain (loss) on investments                          29,645       1,769,870        312,185      1,978,538

Accumulated net unrealized appreciation (depreciation)

 on investments [including ($151,734) and ($354,219)

 net unrealized (depreciation) on financial futures for

 MPAM National Intermediate Municipal Bond Fund

 and MPAM Pennsylvania Intermediate Municipal

  Bond Fund, respectively]                                                2,045,946      20,126,903      3,199,497     35,796,304
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           93,031,004     510,010,676    114,849,943    858,657,101
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                         93,029,964    509,856,386     114,848,908    858,068,251

  Shares Outstanding                                                      7,233,666     39,094,359       8,945,534     66,118,911

  NET ASSET VALUE PER SHARE ($)                                               12.86         13.04            12.84          12.98
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                              1,040       154,290            1,035        588,850

  Shares Outstanding                                                         80.882        11,839            80.60         45,385

  NET ASSET VALUE PER SHARE ($)                                               12.86         13.03            12.84          12.97
-----------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                           90,683,573   499,581,308      115,982,716    823,868,189

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds

STATEMENT OF INVESTMENTS (Unaudited) STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

(CONTINUED)

                                                                 MPAM           MPAM           MPAM         MPAM          MPAM
                                                               Large Cap       Income         Mid Cap     Small Cap   International
                                                              Stock Fund      Stock Fund      Stock Fund  Stock Fund      Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $18,241, $25,102, $270 and
  $259,802 foreign taxes withheld at source for
  MPAM Large Cap Stock Fund, MPAM Income
  Stock Fund, MPAM Small Cap Stock Fund and
  MPAM International Fund, respectively)                      11,851,939       5,767,646       4,874,481      871,898     2,521,227

Interest                                                         166,057          90,899         412,368       80,886       207,321

TOTAL INCOME                                                  12,017,996       5,858,545       5,286,849      952,784     2,728,548

EXPENSES:

Investment advisory fee--Note 3(a)                             5,726,697       1,880,769       3,163,876      965,224     1,626,253

Administration fee--Note 3(a)                                  1,281,275         420,872         613,341      166,068       278,215

Custodian fees--Note 3(b)                                         70,298          32,945          37,731       34,261       204,387

Trustees' fees and expenses--Note 3(c)                            42,227          15,201          20,169        5,078         9,942

Legal fees                                                        20,295           5,512           6,929       17,067         5,012

Registration fees                                                 14,670          13,494          25,441       24,521        17,453

Prospectus and shareholders' reports                               9,069           6,405           9,275        6,144         3,918

Auditing fees                                                      6,718          29,252           5,927       10,650         6,528

Shareholder servicing costs--Note 3(b)                             2,053             206             140        4,830             4

Miscellaneous                                                      3,108             821           1,285          889           816

TOTAL EXPENSES                                                 7,176,410       2,405,477       3,884,114    1,234,732     2,152,528

Less--reduction in administration fee
  due to undertaking--Note 3(a)                                       --             --             --        (29,186)    (143,623)

NET EXPENSES                                                   7,176,410       2,405,477       3,884,114    1,205,546     2,008,905

INVESTMENT INCOME (LOSS)--NET                                  4,841,586       3,453,068       1,402,735     (252,762)      719,643
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                     (93,120,599)     (3,935,735)      2,547,460   (2,048,447)         --

Net realized gain (loss) on investments
  and foreign currency transactions                                   --            --              --         --      (5,735,527)

Net realized gain (loss) on forward
  currency exchange contracts                                         --            --             --         --          139,507

NET REALIZED GAIN (LOSS)                                    (93,120,599)     (3,935,735)      2,547,460   (2,048,447)  (5,596,020)

Net unrealized appreciation (depreciation) on investments    44,412,058      (3,243,926)      5,880,496   18,611,781         --

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                       --            --             --         --      (14,751,443)

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                                     (48,708,541)    (7,179,661)       8,427,956   16,563,334  (20,347,463)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                 (43,866,955)    (3,726,593)       9,830,691   16,310,572  (19,627,820)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


                                                                                   MPAM         MPAM       MPAM             MPAM
                                                                               Emerging      Balanced      Bond      Intermediate
                                                                           Markets Fund          Fund      Fund         Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $41,921 and $1,692 foreign taxes
  withheld at source for MPAM Emerging Markets Fund
  and MPAM Balanced Fund, respectively)                                       1,159,996      1,524,948         --      11,049,422

Interest                                                                         27,496      5,581,573   25,751,220           --

TOTAL INCOME                                                                  1,187,492      7,106,521   25,751,220    11,049,422

EXPENSES:

Investment advisory fee--Note 3(a)                                              366,224        939,159    1,757,373       805,481

Administration fee--Note 3(a)                                                    46,276        251,227      644,986       292,873

Custodian fees--Note 3(b)                                                       112,117         21,001       41,972        17,704

Registration fees                                                                18,954         10,800       40,631        16,722

Auditing fees                                                                     9,252         14,016        5,902         3,527

Prospectus and shareholders' reports                                              6,096          5,808        9,073         9,011

Trustees' fees and expenses--Note 3(c)                                            2,381         10,599       20,450        10,444

Legal fees                                                                        1,066          4,743      127,235        12,755

Shareholder servicing costs--Note 3(b)                                               16             28        6,881         1,511

Miscellaneous                                                                     1,995          6,219        3,229           --

TOTAL EXPENSES                                                                  564,377      1,263,600    2,657,732     1,170,028

Less--reduction in administration fee
  due to undertaking--Note 3(a)                                                      --         (7,601)   (192,141)       (41,901)

Less--expense reimbursement by the Administrator

  due to undertaking--Note 3(a)                                                (134,461)            --           --             --

NET EXPENSES                                                                    429,916      1,255,999    2,465,591     1,128,127

INVESTMENT INCOME--NET                                                          757,576      5,850,522   23,285,629     9,921,295
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                              --     (6,701,105)   2,944,497     3,833,592

Net realized gain (loss) on investments and foreign currency transactions       604,465            --          --            --

Net realized gain (loss) on forward currency exchange contracts                (61,319)            --  --        --

NET REALIZED GAIN (LOSS)                                                        543,146     (6,701,105)   2,944,497     3,833,592

Net unrealized appreciation (depreciation) on investments                            --      2,818,687   (7,123,771)   (3,329,624)

Net unrealized appreciation (depreciation) on

  investments and foreign currency transactions                               8,115,817           --           --            --

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                        8,658,963     (3,882,418)  (4,179,274)     503,968

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          9,416,539      1,968,104   19,106,355   10,425,263

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds


STATEMENT OF OPERATIONS (Unaudited) (CONTINUED)

                                                                           MPAM          MPAM             MPAM              MPAM
                                                                     Short-Term       National         National      Pennsylvania
                                                                          U.S.     Intermediate       Short-Term     Intermediate
                                                                     Government       Municipal        Municipal        Municipal
                                                                Securities Fund       Bond Fund        Bond Fund        Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME:                                                      2,144,342      11,189,209        2,434,939      20,489,199

EXPENSES:

Investment advisory fee--Note 3(a)                                      153,800         840,658          201,251       2,141,145

Administration fee--Note 3(a)                                            63,912         343,339           83,255         622,869

Registration fees                                                        14,427          18,315           14,182          14,742

Prospectus and shareholders' reports                                      9,105           5,920            3,416          12,632

Custodian fees--Note 3(b)                                                 5,725          17,422            5,743          34,208

Auditing fees                                                             4,277           9,550            5,716           3,837

Trustees' fees and expenses--Note 3(c)                                    3,045          12,179            4,000          25,059

Legal fees                                                                2,091           8,865            1,901          15,678

Shareholder servicing costs--Note 3(b)                                    1,406              69                1             531

Miscellaneous                                                                --          14,224            5,616          30,422

TOTAL EXPENSES                                                          257,788       1,270,541          325,081       2,901,123

Less--reduction in administration fee
  due to undertaking--Note 3(a)                                        (16,102)         (21,495)         (26,078)       (31,457)

NET EXPENSES                                                            241,686       1,249,046          299,003      2,869,666

INVESTMENT INCOME--NET                                                1,902,656       9,940,163        2,135,936     17,619,533
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 556,811       3,404,754          594,465      4,309,499

Net realized gain (loss) on financial futures                                --        (190,789)             --        (260,841)

NET REALIZED GAIN (LOSS)                                                556,811       3,213,965          594,465      4,048,658

Net unrealized appreciation (depreciation) on investments

 [including ($151,734) and ($354,219) net unrealized

 (depreciation) on financial futures for MPAM National

 Intermediate Municipal Bond Fund and MPAM Pennsylvania

  Intermediate Municipal Bond Fund, respectively]                       151,177     (5,447,915)        (367,381)    (8,526,006)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  707,988     (2,233,950)         227,084     (4,477,348)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  2,610,644      7,706,213        2,363,020     13,142,185

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF CHANGES IN NET ASSETS

                                                               MPAM Large Cap Stock Fund                     MPAM Income Stock Fund
                                                               ---------------------------                   ----------------------

                                                          Six Months Ended                          Six Months Ended    Year Ended
                                                         February 28, 2002           Year Ended    February 28, 2002     August 31,
                                                            (Unaudited)      August 31, 2001(a,b)     (Unaudited)        2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                           4,841,586            5,976,000        3,453,068        6,023,304

Net realized gain (loss) on investments                        (93,120,599)          27,912,166       (3,935,735)      42,955,915

Net unrealized appreciation (depreciation) on investments       44,412,058         (647,522,747)      (3,243,926)    (175,990,179)

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                                   (43,866,955)         (613,634,581)      (3,726,593)    (127,010,960)
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                    (4,701,021)           (5,866,178)      (3,297,827)      (5,987,171)

Investor Shares                                                    (1,468)                 (157)            (827)            (157)

Net realized gain on investments:

MPAM Shares                                                   (29,763,083)           (2,564,351)      (33,095,581)    (10,827,138)

Investor Shares                                                   (10,132)                  --            (13,093)           --

TOTAL DIVIDENDS                                               (34,475,704)           (8,430,686)      (36,407,328)    (16,814,466)
-----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                     61,718,038          190,748,912           931,311       4,960,497

Investor Shares                                                    868,979            1,571,169           194,966         170,766

Net assets received in connection with conversion--Note 1              --         2,697,488,350               --      933,596,199

Dividends reinvested:

MPAM Shares                                                     20,311,524            1,865,980        22,365,420       7,204,896

Investor Shares                                                      7,100                  --             13,919             156

Cost of shares redeemed:

MPAM Shares                                                  (135,522,712)         (410,953,325)      (63,059,582)    (170,209,002)

Investor Shares                                                (1,392,361)                --              (70,321)           --

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                            (54,009,432)        2,480,721,086       (39,624,287)     775,723,512

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (132,352,091)        1,858,655,819       (79,758,208)     631,898,086
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                  1,858,663,511               7,692        631,905,778           7,692

END OF PERIOD                                                1,726,311,420        1,858,663,511       552,147,570     631,905,778

Undistributed investment income (loss)--net                        248,762              109,665          (371,819)         35,976
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                      6,664,341           17,430,367           95,026          420,131

Shares issued in connection with conversion--Note 1                     --          215,799,067              --        74,687,696

Shares issued for dividends reinvested                           2,129,613              167,595        2,256,855          613,979

Shares redeemed                                                (14,696,398)         (38,234,305)      (6,271,017)     (14,947,528)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                   (5,902,444)         195,162,724       (3,919,136)      60,774,278
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                         92,433              157,242          19,003           15,626

Shares issued for dividends reinvested                                 746                 --             1,404               15

Shares redeemed                                                   (148,760)                --            (7,774)              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      (55,581)             157,242          12,633           15,641

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (CONTINUED)
                                                                    MPAM Mid Cap Stock Fund              MPAM Small Cap Stock Fund
                                                                    ------------------------             --------------------------

                                                          Six Months Ended         Year Ended     Six Months Ended      Year Ended
                                                         February 28, 2002         August 31,     February 28, 2002     August 31,
                                                            (Unaudited)             2001(a,b)        (Unaudited)         2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                                    1,402,735            1,191,232            (252,762)      (123,313)

Net realized gain (loss) on investments                          2,547,460           (9,972,049)         (2,048,447)   (11,575,782)

Net unrealized appreciation
  (depreciation) on investments                                  5,880,496          (82,889,970)         18,611,781       6,504,541

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                      9,830,691          (91,670,787)         16,310,572     (5,194,554)
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                    (2,187,842)              (70,277)               --               --

Investor Shares                                                       (93)                --                   --               --

TOTAL DIVIDENDS                                                (2,187,935)              (70,277)               --               --
-----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                     94,080,358          155,439,422        64,293,921      68,202,752

Investor Shares                                                    107,501              141,486           131,809           1,000

Net assets received in connection with conversion--Note 1               --          857,968,427              --       116,815,931

Net assets received in connection with reorganization--Note 1

MPAM Shares                                                             --                  --         81,381,336              --

Investor Shares                                                         --                  --          5,268,081              --

Dividends reinvested:

MPAM Shares                                                        195,347               3,947                --               --

Investor Shares                                                          1                  --                --               --

Cost of shares redeemed:

MPAM Shares                                                    (41,422,277)        (71,569,962)       (15,911,467)     (28,391,378)

Investor Shares                                                    (42,537)                --            (292,627)              --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                              52,918,393         941,983,320        134,871,053       156,628,305

TOTAL INCREASE (DECREASE) IN NET ASSETS                         60,561,149         850,242,256        151,181,625       151,433,751
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                    850,249,948               7,692        151,441,443             7,692

END OF PERIOD                                                  910,811,097          850,249,948       302,623,068       151,441,443

Undistributed investment income (loss)--net                        335,755            1,120,955          (252,762)              --
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

MPAM SHARES

Shares sold                                                      8,615,403           13,663,521         5,349,970         5,668,858

Shares issued in connection with conversion--Note 1                     --           68,637,474               --          9,345,275

Shares issued in connection with reorganization--Note 1                 --                  --          7,107,304               --

Shares issued for dividends reinvested                              17,121                  333              --                 --

Shares redeemed                                                 (3,816,202)          (6,377,386)       (1,339,610)      (2,383,591)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    4,816,322           75,923,942        11,117,664        12,630,542
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                          9,667               12,513            10,858                84

Shares issued in connection with reorganization--Note 1                 --                  --            460,884                --

Shares redeemed                                                     (4,259)                 --            (24,788)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        5,408               12,513           446,954                84

A FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

B EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


                                                                  MPAM International Fund               MPAM Emerging Markets Fund
                                                                  -------------------------            ----------------------------

                                                          Six Months Ended                          Six Months Ended    Year Ended
                                                         February 28, 2002    Year Ended            February 28, 2002   August 31,
                                                            (Unaudited)     August 31, 2001(a,b)    (Unaudited)         2001 (a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                             719,643            4,640,713        757,576           784,719

Net realized gain (loss) on investments                         (5,596,020)            (877,039)       543,146         1,423,219

Net unrealized appreciation
  (depreciation) on investments                                (14,751,443)         (18,385,045)     8,115,817        (3,716,960)

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                                    (19,627,820)         (14,621,371)     9,416,539        (1,509,022)
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                     (5,181,249)            (100,517)    (1,063,031)         (86,547)

Investor Shares                                                       --                    --             (15)             --

Net realized gain on investments:

MPAM Shares                                                      (411,755)                --        (1,823,938)          (4,899)

Investor Shares                                                       (1)                 --               (27)             --

TOTAL DIVIDENDS                                                (5,593,005)             (100,517)    (2,887,011)         (91,446)
-----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                     68,825,172          149,819,657     25,023,166       58,473,101

Investor Shares                                                         --              27,792            --                944

Net assets received in connection with conversion--Note 1               --         287,208,762            --                --

Dividends reinvested:

MPAM Shares                                                        978,456              13,543       1,710,951           52,026

Investor Shares                                                          1                 --               42              --

Cost of shares redeemed:

MPAM Shares                                                    (29,487,069)        (23,568,975)     (4,556,831)      (2,069,175)

Investor Shares                                                    (23,494)              --                --              --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                              40,293,066         413,500,779      22,177,328       56,456,896

TOTAL INCREASE (DECREASE) IN NET ASSETS                         15,072,241         398,778,891      28,706,856       54,856,428
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                    398,786,583               7,692      54,864,120            7,692

END OF PERIOD                                                  413,858,824         398,786,583      83,570,976       54,864,120

Undistributed investment income--net                                78,590           4,540,196         392,702          698,172
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                      6,148,280          11,941,691       2,118,003        4,794,790

Shares issued in connection with conversion--Note 1                     --          22,976,701            --                --

Shares issued for dividends reinvested                              85,454               1,073         144,019            4,354

Shares redeemed                                                 (2,616,663)         (1,910,897)       (401,216)        (171,666)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    3,617,071          33,008,568       1,860,806        4,627,478
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                             --               2,298            --                82

Shares issued for dividends reinvested                                  --                  --              3               --

Shares redeemed                                                    (2,214)                  --            --                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      (2,214)               2,298              3              82

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds

(CONTINUED)


STATEMENT OF INVESTMENTS (Unaudited) STATEMENT OF CHANGES IN NET ASSETS
(Unaudited) (CONTINUED)                                               MPAM Balanced Fund                         MPAM Bond Fund
                                                                     ----------------------                   ---------------------

                                                          Six Months Ended                          Six Months Ended   Year Ended
                                                         February 28, 2002   Year Ended             February 28, 2002  August 31,
                                                           (Unaudited)       August 31, 2001(a,b)   (Unaudited)        2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                           5,850,522           12,106,957       23,285,629        34,996,164

Net realized gain (loss) on investments                         (6,701,105)           6,488,758        2,944,497        11,215,593

Net unrealized appreciation (depreciation) on investments        2,818,687          (48,635,735)      (7,123,771)       21,167,149

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                                      1,968,104          (30,040,020)      19,106,355        67,378,906
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                    (5,931,616)          (12,093,136)     (23,922,230)     (34,853,152)

Investor Shares                                                      (406)                  (4)         (132,747)          (4,372)

Net realized gain on investments:

MPAM Shares                                                    (7,154,194)                --         (11,461,576)             --

Investor Shares                                                      (626)                --            (100,676)             --

TOTAL DIVIDENDS                                               (13,086,842)         (12,093,140)      (35,617,229)     (34,857,524)
-----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                      7,565,270           9,690,372        53,848,410       117,831,081

Investor Shares                                                     59,737               1,000            23,612           952,859

Net assets received in connection with conversion--Note 1               --          506,266,470              --        611,189,463

Net assets received in connection with reorganization--Note 1

MPAM Shares                                                             --                 --        277,051,234          --

Investor Shares                                                         --                 --          8,490,853          --

Dividends reinvested:

MPAM Shares                                                      6,421,457             188,036        10,188,027    1,009,966

Investor Shares                                                      1,033                   4            63,130           9

Cost of shares redeemed:

MPAM Shares                                                    (11,604,134)        (61,218,362)      (37,870,349) (86,889,482)

Investor Shares                                                    (25,000)               --          (3,970,969)         --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                               2,418,363         454,927,520       307,823,948  644,093,896

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (8,700,375)        412,794,360       291,313,074  676,615,278
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                    412,802,052              7,692        676,622,970        7,692

END OF PERIOD                                                  404,101,677        412,802,052        967,936,044  676,622,970

Undistributed (distributions in excess of)
  investment income (loss)--net                                  (178,012)            13,817         (1,187,881)      138,640
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                        676,591           805,358          4,090,741      9,145,253

Shares issued in connection with conversion--Note 1                     --        40,501,318                --      48,895,157

Shares issued in connection with reorganization--Note 1                 --              --          20,786,520             --

Shares issued for dividends reinvested                             569,874            15,877           779,988          78,605

Shares redeemed                                                 (1,037,305)       (5,077,519)       (2,899,604)     (6,743,363)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      209,160        36,245,034        22,757,645      51,375,652
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                          5,222               87             1,771          72,793

Shares issued in connection with reorganization--Note 1                 --               --           637,537             --

Shares issued for dividends reinvested                                  92               --             4,843              1

Shares redeemed                                                     (2,173)              --          (303,212)            --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        3,141               87           340,939          72,794

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


                                                    MPAM Intermediate Bond Fund    MPAM Short-Term U.S. Government Securities Fund
                                                 ------------------------------    -------------------------------------------------

                                                    Six Months Ended                           Six Months Ended
                                                   February 28, 2002    Year Ended             February 28, 2002        Year Ended
                                                     (Unaudited)        August 31, 2001(a,b)   (Unaudited)     August 31, 2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                     9,921,295           20,613,769            1,902,656          4,765,665

Net realized gain (loss) on investments                    3,833,592            3,162,588              556,811             92,179

Net unrealized appreciation (depreciation) on investments (3,329,624)          14,867,606              151,177          2,798,939

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                               10,425,263           38,643,963            2,610,644          7,656,783
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                              (10,598,570)         (20,536,137)          (2,085,106)        (4,746,453)

Investor Shares                                               (1,860)               (599)                 (22)                (8)

Net realized gain on investments:

MPAM Shares                                               (4,402,307)                 --             (603,288)           (16,050)

Investor Shares                                                (829)                  --                   (7)               --

TOTAL DIVIDENDS                                         (15,003,566)         (20,536,736)           (2,688,423)       (4,762,511)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                               34,239,393          65,805,939            12,124,752        10,908,991

Investor Shares                                               37,830             148,156                  --               1,000

Net assets received in connection with conversion--Note 1         --         383,695,825                  --         101,041,240

Dividends reinvested:

MPAM Shares                                                4,080,677           1,170,416              506,591            155,152

Investor Shares                                                2,689                 599                   29                  8

Cost of shares redeemed:

MPAM Shares                                              (21,380,627)        (69,824,667)           (8,255,217)       (26,275,727)

Investor Shares                                             (113,131)             (4,377)                  --                --

INCREASE (DECREASE) IN NET ASSETS FROM

  BENEFICIAL INTEREST TRANSACTIONS                        16,866,831         380,991,891             4,376,155         85,830,664

TOTAL INCREASE (DECREASE) IN NET ASSETS                   12,288,528         399,099,118             4,298,376         88,724,936
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                              399,106,810               7,692            88,732,628             7,692

END OF PERIOD                                            411,395,338         399,106,810            93,031,004        88,732,628

Undistributed (distributions in excess of)
  investment investment income--net                       (1,749,837)             77,033              (640,528)           19,204
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                2,618,227           5,142,400               938,867           855,838

Shares issued in connection with conversion                       --          30,695,666                   --          8,083,299

Shares issued for dividends reinvested                       312,663              91,323                39,235            12,211

Shares redeemed                                           (1,631,528)         (5,436,234)             (637,271)       (2,059,128)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING              1,299,362          30,493,155               340,831         6,892,220
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                    2,912              11,380                   --                78

Shares issued for dividends reinvested                           206                  46                     2                1

Shares redeemed                                               (8,587)               (152)                   --               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                 (5,469)             11,274                     2               79

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (CONTINUED)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                             MPAM National Intermediate Bond Fund    MPAM National Short-Term Municipal Bond Fund
                                           -------------------------------------- --------------------------------------------------

                                                    Six Months Ended                            Six Months Ended        Year Ended
                                                   February 28, 2002    Year Ended              February 28, 2002       August 31,
                                                     (Unaudited)        August 31, 2001(a,b)    (Unaudited)             2001(a,b)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                     9,940,163            17,238,875             2,135,936         4,748,148

Net realized gain (loss) on investments                    3,213,965             3,462,026               594,465           532,682

Net unrealized appreciation (depreciation) on investments (5,447,915)           21,426,023              (367,381)        3,468,448

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                                7,706,213            42,126,924             2,363,020         8,749,278
-----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                               (9,763,734)          (17,238,870)           (2,134,738)       (4,748,143)

Investor Shares                                               (1,043)                  (5)                  (18)                (5)

Net realized gain on investments:

MPAM Shares                                               (4,883,547)             (22,563)              (814,955)               --

Investor Shares                                                 (11)                 --                      (7)                --

TOTAL DIVIDENDS                                          (14,648,335)         (17,261,438)            (2,949,718)       (4,748,148)
-----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                               55,138,623           79,086,161              7,688,343        10,306,618

Investor Shares                                              148,678                1,000                   --               1,000

Net assets received in connection with conversion--Note 1        --           393,149,901                   --         132,338,181

Dividends reinvested:

MPAM Shares                                                2,828,234              402,479                485,242            25,093

Investor Shares                                                1,053                   5                      25                 5

Cost of shares redeemed:

MPAM Shares                                              (18,759,689)         (19,916,825)            (11,764,237)     (27,652,451)

Investor Shares                                                   --                 --                      --                 --

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                        39,356,899          452,722,721              (3,590,627)      115,018,446

TOTAL INCREASE (DECREASE) IN NET ASSETS                   32,414,777          477,588,207              (4,177,325)      119,019,576
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                              477,595,899               7,692              119,027,268            7,692

END OF PERIOD                                            510,010,676         477,595,899              114,849,943       119,027,268

Undistributed investment income--net                              --                 --                     1,180               --
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                4,238,171          6,147,799                  598,380           812,414

Shares issued in connection with conversion--Note 1               --         31,451,992                     --          10,587,054

Shares issued for dividends reinvested                       220,781             31,094                   38,246             1,968

Shares redeemed                                           (1,446,728)        (1,549,365)                (916,214)       (2,176,929)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING              3,012,224         36,081,520                 (279,588)        9,224,507

Investor Shares

Shares sold                                                   11,679                78                       --                79

Shares issued for dividends reinvested                            82                --                        2                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                 11,761                78                        2                79

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



                                                 MPAM Pennsylvania Municipal Bond Fund
                                                        ------------------------

                                                  Six Months Ended
                                                 February 28, 2002            Year Ended
                                                        (Unaudited)  August 31, 2001(a,b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                   17,619,533            34,329,899

Net realized gain (loss) on investments                   4,048,658             6,102,430

Net unrealized appreciation (depreciation)
        on investments                                   (8,526,006)            39,479,902

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                               13,142,185            79,912,231
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                            (17,530,532)           (34,328,875)

Investor Shares                                            (8,161)                 (1,024)

Net realized gain on investments:

MPAM Shares                                             (7,831,726)              (335,196)

Investor Shares                                             (5,628)                  --

TOTAL DIVIDENDS                                        (25,376,047)           (34,665,095)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                              22,765,287            57,983,838

Investor Shares                                             392,887               225,978

Net assets received in connection with conversion--Note 1        --            875,384,36

Dividends reinvested:

MPAM Shares                                               4,243,582              316,298

Investor Shares                                               8,657                  626

Cost of shares redeemed:

MPAM Shares                                            (36,423,137)          (99,224,616)

Investor Shares                                            (37,627)                 --

INCREASE (DECREASE) IN NET ASSETS

  FROM BENEFICIAL INTEREST TRANSACTIONS                 (9,050,351)          834,686,486

TOTAL INCREASE (DECREASE) IN NET ASSETS                (21,284,213)          879,933,622
---------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                             879,941,314               7,692

END OF PERIOD                                           858,657,101          879,941,31
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                               1,746,049           4,515,563

Shares issued in connection with conversion--Note 1              --          70,030,749

Shares issued for dividends reinvested                      333,259              24,838

Shares redeemed                                         (2,812,015)          (7,720,147)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING             (732,707)          66,851,003
--------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                  30,142             17,467

Shares issued for dividends reinvested                          674                48

Shares redeemed                                              (2,946)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                27,870             17,515

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.

                                                                           MPAM Shares                            Investor Shares
                                                                         ---------------                          -----------------

                                                          Six Months Ended                          Six Months Ended   Year Ended
                                                         February 28, 2002    Year Ended            February 28, 2002  August 31,
MPAM LARGE CAP STOCK FUND                                  (Unaudited)        August 31, 2001(a,b)  (Unaudited)        2001(b)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         9.52                12.50                 9.52              9.99

Investment Operations:

Investment income (loss)--net                                 .03(c)               .03(c)               .01(c)           (.00)(c,d)

Net realized and unrealized

  gain (loss) on investments                                (.25)               (2.97)                 (.24)             (.47)

Total from Investment Operations                            (.22)               (2.94)                 (.23)             (.47)

Distributions:

Dividends from investment income--net                       (.02)               (.03)                  (.02)             (.00)(d)

Dividends from net realized gain on investments             (.16)               (.01)                  (.16)                --

Total Distributions                                         (.18)               (.04)                  (.18)              (.00)(d)

Net asset value, end of period                              9.12                9.52                   9.11                9.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (E)                                       (2.36)             (23.55)                 (2.57)              (4.69)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (e)                   .40                .75                    .53                 .23

Ratio of net investment income (loss)

  to average net assets (e)                                   .27                .27                    .15                (.05)

Portfolio Turnover Rate (e)                                 22.32              45.08                  22.32               45.08
---------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   1,725,385          1,857,167                    926               1,496

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                           MPAM Shares                          Investor Shares
                                                                          --------------                        ----------------

                                                          Six Months Ended                          Six Months Ended    Year Ended
                                                         February 28, 2002   Year Ended             February 28, 2002   August 31,
MPAM INCOME STOCK FUND                                   (Unaudited)(a)      August 31, 2001(b,c)   (Unaudited)(a)      2001(c
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 10.39             12.50               10.40          10.66

Investment Operations:

Investment income--net                                              .06(d)            .09(d)               .05(d)           .02(d)

Net realized and unrealized

  gain (loss) on investments                                         (.09)            (1.96)                (.09)         (.27)

Total from Investment Operations                                     (.03)            (1.87)                (.04)         (.25)

Distributions:

Dividends from investment income--net                                (.06)             (.09)                (.05)         (.01)

Dividends from net realized gain on investments                      (.59)             (.15)                (.59)            --

Total Distributions                                                  (.65)             (.24)                (.64)         (.01)

Net asset value, end of period                                        9.71            10.39                 9.72          10.40
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (E)                                                 (.41)           (15.12)                (.53)        (2.32)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (e)                            .41              .77                  .56           .20

Ratio of net investment income

  to average net assets (e)                                            .59              .78                  .54           .16

Portfolio Turnover Rate (e)                                          14.40            30.28                14.40         30.28
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              551,873          631,743                  275           163

(A)  AS REQUIRED EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADAPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THERE WAS NO EFFECT OF THIS CHANGE
FOR THE PERIOD ENDED FEBRUARY 28, 2002 AND THE RATIOS WERE NOT AFFECTED BY THIS
CHANGE. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds
(CONTINUED)

FINANCIAL HIGHLIGHTS                                                      MPAM Shares                             Investor Shares
                                                                         -------------                            ----------------

                                                          Six Months Ended                         Six Months Ended     Year Ended
                                                         February 28, 2002     Year Ended          February 28, 2002    August 31,
MPAM MID CAP STOCK FUND                                    (Unaudited)       August 31, 2001(a,b)  (Unaudited)          2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 11.20                12.50              11.19        11.32

Investment Operations:

Investment income (loss)--net                                       .02(c)               .02(c)             .01(c)    (.00)(c,d)

Net realized and unrealized

  gain (loss) on investments                                           .09               (1.32)              .09        (.13)

Total from Investment Operations                                       .11               (1.30)              .10        (.13)

Distributions:

Dividends from investment income--net                                (.03)                (.00)(d)          (.01)          --

Net asset value, end of period                                       11.28               11.20             11.28        11.19
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( E)                                                   .96              (10.39)              .90        (1.15)
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (e)                            .46                 .85               .58          .20

Ratio of net investment income (loss)

  to average net assets (e)                                            .16                 .14               .05        (.03)

Portfolio Turnover Rate (e)                                          27.45               59.63             27.45        59.63
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              910,609             850,110               202          140

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                           MPAM Shares                            Investor Shares
                                                                          -------------                           ----------------

                                                    Six Months Ended                             Six Months Ended     Year Ended
                                                   February 28, 2002       Year Ended            February 28, 2002    August 31,
MPAM SMALL CAP STOCK FUND                          (Unaudited)             August 31, 2001(a,b)  (Unaudited)          2001(b)
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           11.99                12.50              11.98              11.95

Investment Operations:

Investment (loss)                                               (.01)(c)             (.01)(c)           (.03)(c)           (.01)(c)

Net realized and unrealized

  gain (loss) on investments                                     .53                 (.50)               .52                .04

Total from Investment Operations                                 .52                 (.51)               .49                .03

Net asset value, end of period                                 12.51                11.99              12.47              11.98
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                            4.34                (4.08)              4.09                .25
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)                      .52                  .96                .65                .19

Ratio of investment (loss)

  to average net assets (d)                                    (.11)                 (.09)              (.22)              (.06)

Decrease reflected in above expense ratios

  due to undertaking by the Administrator (d)                    .01                  .04                .01                .01

Portfolio Turnover Rate (d)                                    34.91               101.57              34.91             101.57
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        297,050              151,440              5,573                  1

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 The Funds


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           MPAM Shares                            Investor Shares
                                                                           ------------                           ----------------

                                                   Six Months Ended                          Six Months Ended
                                                  February 28, 2002        Year Ended        February 28, 2002     Year Ended
MPAM INTERNATIONAL FUND                            (Unaudited)         August 31, 2001(a,b)    (Unaudited)       August 31, 2001(b)
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          12.08             12.50               12.08                11.98

Investment Operations:

Investment income (loss)--net                                .02(c)            .16(c)               .07(c)            (.00)(c,d)

Net realized and unrealized

  gain (loss) on investments                                  (.64)             (.58)                (.50)             .10

Total from Investment Operations                              (.62)             (.42)                (.43)             .10

Distributions:

Dividends from investment income--net                         (.15)             (.00)(d)                --              --

Dividends from net realized gain on investments               (.01)                --                 (.01)              --

Total Distributions                                           (.16)             (.00)(d)              (.01)              --

Net asset value, end of period                                11.30             12.08                 11.64            12.08
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (E)                                         (5.13)            (3.33)               (3.46)             .75
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (e)                     .52              .96                  .65                  .22

Ratio of net investment income (loss)

  to average net assets (e)                                     .19             1.31                  .76                (.01)

Decrease reflected in above expense ratios

  due to undertaking by the Administrator (e)                   .04              .08                  .03                  .01

Portfolio Turnover Rate (e)                                   13.29            34.27                13.29                34.27
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       413,858          398,759                   1                   28

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                  MPAM Shares                             Investor Shares
                                                                  ------------                            -----------------

                                                 Six Months Ended                          Six Months Ended
                                                February 28, 2002        Year Ended        February 28, 2002          Year Ended
MPAM EMERGING MARKETS FUND                        (Unaudited)        August 31, 2001(a,b)     (Unaudited)         August 31, 2001(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.86             12.50               11.92                12.17

Investment Operations:

Investment income--net                                     .14(c)            .28(c)               .13(c)              .03(c)

Net realized and unrealized

  gain (loss) on investments                                 1.40           (.87)                   1.40              (.28)

Total from Investment Operations                             1.54           (.59)                   1.53              (.25)

Distributions:

Dividends from investment income--net                       (.19)             (.05)                (.18)              --

Dividends from net realized gain on investments             (.33)          (.00)(d)                (.33)              --

Total Distributions                                         (.52)             (.05)                (.51)              --

Net asset value, end of period                              12.88            11.86                12.94                11.92
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( E)                                        13.32            (4.68)               13.16               (2.06)
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets( e)                   .67             1.24                  .79                  .23

Ratio of net investment income

  to average net assets( e)                                  1.18             2.24                 1.07                  .03

Decrease reflected in above expense ratios

  due to undertaking by the Administrator( e)                 .21              .42                  .22                  .04

Portfolio Turnover Rate( e)                                 28.25            44.74                28.25                44.74
---------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      83,570           54,863                    1                    1

(A)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                 The Funds

FINANCIAL HIGHLIGHTS (CONTINUED)

S
                                                                  MPAM Shares                            Investor Shares
                                                                  ------------                           -----------------

                                                 Six Months Ended                          Six Months Ended
                                                February 28, 2002         Year Ended       February 28, 2002         Year Ended
MPAM BALANCED FUND                               (Unaudited)(a)       August 31, 2001(b,c)   (Unaudited)(a)      August 31, 2001(c
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.39             12.50                11.39                11.53

Investment Operations:

Investment income--net                                     .16(d)            .32(d)               .14(d)               .04(d)

Net realized and unrealized

  gain (loss) on investments                                (.11)            (1.11)                (.11)               (.13)

Total from Investment Operations                              .05             (.79)                 .03                (.09)

Distributions:

Dividends from investment income--net                       (.16)             (.32)                (.15)               (.05)

Dividends from net realized gain on investments             (.20)                --                (.20)                 --

Total Distributions                                         (.36)             (.32)                (.35)               (.05)

Net asset value, end of period                              11.08            11.39                11.07                11.39
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( E)                                          .45            (6.38)                 .36                (.88)
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets( e)                   .31              .59                  .45                  .16

Ratio of net investment income

  to average net assets( e)                                  1.44             2.70                 1.38                  .32

Decrease reflected in above expense ratios

  due to undertaking by the Administrator( e)              .00(f)             .00(f)               .00(f)                 --

Portfolio Turnover Rate( e)                                 42.31             75.62               42.31                75.62
---------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     404,066            412,801                 36                    1

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28, 2002 WAS TO
DECREASE NET INVESTMENT INCOME PER SHARE BY $.00 AND $.01, INCREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.00 AND $.01 AND
DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 1.46% TO
1.44% AND 1.40% TO 1.38% FOR MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER
SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  NOT ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    MPAM Shares                            Investor Shares
                                                                   --------------                          ----------------

                                                   Six Months Ended                          Six Months Ended
                                                  February 28, 2002        Year Ended        February 28, 2002        Year Ended
MPAM BOND FUND                                      (Unaudited)(a)     August 31, 2001(b,c)    (Unaudited)(a)     August 31, 2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          13.15             12.50                13.15                12.94

Investment Operations:

Investment income--net                                       .34(d)               .70                  .32(d)               .10

Net realized and unrealized

  gain (loss) on investments                                 .01(e)               .65                  .02                  .23

Total from Investment Operations                             .35                 1.35                  .34                  .33

Distributions:

Dividends from investment income--net                         (.36)             (.70)                 (.34)                (.12)

Dividends from net realized gain on investments               (.16)                --                 (.16)                  --

Total Distributions                                           (.52)             (.70)                 (.50)                (.12)

Net asset value, end of period                                12.98            13.15                 12.99                13.15
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (E)                                           2.63            11.05                  2.57                 2.54
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets( f)                     .56              .56                  .81                  .81

Ratio of net investment income

  to average net assets( f)                                    5.30             5.96                 5.03                 6.03

Decrease reflected in above expense ratios

  due to undertaking by the Administrator( f)                   .04              .02                  .03                  .53

Portfolio Turnover Rate (e)                                   71.56           120.55                71.56               120.55
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       962,564          675,666                5,372                  957

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.01 AND $.01, INCREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01 AND $.01 AND DECREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.46% TO 5.30% AND
5.19% TO 5.03% FOR MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA
AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              MPAM Shares                            Investor Shares
                                                             -------------                           ----------------

                                              Six Months Ended                          Six Months Ended
                                             February 28, 2002        Year Ended        February 28, 2002         Year Ended
MPAM INTERMEDIATE BOND FUND                    (Unaudited)(a)     August 31, 2001(b,c)    (Unaudited)(a)      August 31, 2001(c
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     13.08             12.50               13.09                12.90

Investment Operations:

Investment income--net                                     .32(d)            .68                 .32(d)               .20

Net realized and unrealized

  gain (loss) on investments                               .02               .58                (.01)                 .10

Total from Investment Operations                           .34              1.26                 .31                  .30

Distributions:

Dividends from investment income--net                     (.34)             (.68)               (.32)                (.11)

Dividends from net realized gain
on investments                                            (.14)               --                (.14)                  --

Total Distributions                                       (.48)             (.68)               (.46)                (.11)

Net asset value, end of period                           12.94             13.08               12.94                13.09
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( E)                                      2.65             10.29                2.41                 2.31
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets( f)                .56               .56                 .81                  .81

Ratio of net investment income

  to average net assets( f)                               4.93              5.77                 4.57                 5.14

Decrease reflected in above expense ratios

  due to undertaking by the Administrator(f)               .02               .03                  .04                  .12

Portfolio Turnover Rate( e)                              56.98            134.69                56.98               134.69
--------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  411,320           398,959                   75                  148

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02 AND $.02, INCREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02 AND $.02 AND DECREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.24% TO 4.93% AND
4.89% TO 4.57% FOR MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA
AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                          MPAM Shares                           Investor Shares
                                                         --------------                         ------------------

                                                  Six Months Ended                           Six Months Ended
                                                  February 28, 2002         Year Ended       February 28, 2002         Year Ended
MPAM SHORT-TERM U.S. GOVERNMENT SECURITES FUND     (Unaudited)(a)      August 31, 2001(b,c)    (Unaudited)(a)     August 31, 2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          12.87             12.50               12.88                12.82

Investment Operations:

Investment income--net                                       .28(d)               .63               .31(d)                 .09

Net realized and unrealized

  gain (loss) on investments                                    .10                .37               .03                  .08

Total from Investment Operations                                .38               1.00               .34                  .17

Distributions:

Dividends from investment income--net                         (.30)             (.63)                (.27)               (.11)

Dividends from net realized gain
on investments                                                (.09)          (.00)(e)                (.09)                --

Total Distributions                                           (.39)             (.63)                (.36)               (.11)

Net asset value, end of period                                12.86            12.87                12.86                12.88
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( F)                                           3.00             8.20                 2.69                 1.29
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

         Ratio of expenses to average
net assets (g)                                                 .55              .55                  .80                  .80

Ratio of net investment income

  to average net assets (g)                                    4.33             5.41                 4.76                 4.86

Decrease reflected in above expense ratios

  due to undertaking by the Administrator (g)                   .04              .04                  .24                  .20

Portfolio Turnover Rate( f)                                   48.58            89.21                48.58                89.21
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        93,030           88,732                 1                    1

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02 AND $.02, INCREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02 AND $.02 AND DECREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.72% TO 4.33% AND
5.15% TO 4.76% FOR MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER SHARE DATA
AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

 FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    MPAM Shares                           Investor Shares
                                                                   -------------                          ----------------

                                                    Six Months Ended                         Six Months Ended
                                                   February 28, 2002           Year Ended    February 28, 2002         Year Ended
MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND        (Unaudited)(a)  August 31, 2001(b,c)       (Unaudited)(a)  August 31, 2001(c)
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           13.24             12.50                13.23                12.91

Investment Operations:

Investment income--net                                        .27(d)               .51                  .21(d)               .07

Net realized and unrealized

  gain (loss) on investments                                   (.08)               .74                 (.03)                 .32

Total from Investment Operations                                 .19              1.25                  .18                  .39

Distributions:

Dividends from investment income--net                          (.26)             (.51)                 (.25)                (.07)

 Dividends from net realized gain on investments               (.13)             (.00)(e)              (.13)                 --

Total Distributions                                            (.39)             (.51)                 (.38)                (.07)

Net asset value, end of period                                13.04             13.24                 13.03                13.23
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (F)                                           1.53             10.21                  1.40                 3.05
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets( g)                     .52               .52                   .78                  .77

Ratio of net investment income

  to average net assets( g)                                    4.14              4.33                  4.00                 3.91

Decrease reflected in above expense ratios

  due to undertaking by the Administrator( g)                   .01               .01                   .06                  .08

Portfolio Turnover Rate (f)                                   32.27             47.78                 32.27                47.78
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       509,856           477,595                   154                    1

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01 AND DECREASE NET
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.07% TO
4.14% AND 3.80% TO 4.00% FOR MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER
SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                          MPAM Shares                           Investor Shares
                                                                         -------------                          -----------------

                                                     Six Months Ended                         Six Months Ended
                                                    February 28, 2002           Year Ended    February 28, 2002         Year Ended
MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND           (Unaudited)(a)  August 31, 2001(b,c)       (Unaudited)(a)  August 31, 2001(c)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.90             12.50                12.90                12.78

Investment Operations:

Investment income--net                                            .24(d)            .48                  .22(d)               .07

Net realized and unrealized

  gain (loss) on investments                                      .03               .40                  .03                  .12

Total from Investment Operations                                  .27               .88                  .25                  .19

Distributions:

Dividends from investment income--net                           (.24)             (.48)                (.22)                 (.07)

Dividends from net realized gain
  on investments                                                (.09)                --                (.09)                   --

Total Distributions                                             (.33)                --                (.31)                   --

Net asset value, end of period                                  12.84             12.90               12.84                 12.90
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( E)                                             2.10              7.15                1.98                  1.48
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets( f)                       .52               .52                 .68                  .77

Ratio of net investment income

  to average net assets( f)                                      3.71              4.11                3.48                 3.76

Decrease reflected in above expense ratios

  due to undertaking by the Administrator( f)                     .05               .06                 .05                  .19

Portfolio Turnover Rate( e)                                     26.29             44.18               26.29                44.18
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         114,849           119,026                   1                    1

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.47% TO
3.48% FOR INVESTOR SHARES. MPAM SHARES HAD NO CHANGE IN NET INVESTMENT INCOME.
PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1,
2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds

                                                                 The Funds


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           MPAM Shares                          Investor Shares
                                                                           ------------                         ----------------

                                                          Six Months Ended                        Six Months Ended   Year Ended
                                                         February 28, 2002   Year Ended           February 28, 2002  August 31,
MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND       (Unaudited)(a)      August 31, 2001(b,c) (Unaudited)(a)     2001(c)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         13.16             12.50                13.16                12.90

Investment Operations:

Investment income--net                                      .27(d)               .50                .26(d)                 .07

Net realized and unrealized

  gain (loss) on investments                                 (.07)               .66                (.08)                  .26

Total from Investment Operations                               .20              1.16                 .18                   .33

Distributions:

Dividends from investment income--net                        (.26)             (.50)                (.25)                 (.07)

Dividends from net realized gain on investments              (.12)                --                (.12)                 (.00)(e)

Total Distributions                                          (.38)             (.50)                (.37)                 (.07)

Net asset value, end of period                               12.98            13.16                12.97                 13.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (F)                                          1.59             9.50                 1.38                  2.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets( g)                    .67              .67                  .92                   .92

Ratio of net investment income

  to average net assets( g)                                   4.11             4.25                  3.87                 3.86

Decrease reflected in above expense ratios

  due to undertaking by the Administrator( g)                  .01              .01                   .02                  .22

Portfolio Turnover Rate( f)                                  17.36            39.32                 17.36                39.32
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      858,068          879,711                   589                  230

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.10% TO
4.11% AND 3.84% TO 3.87% FOR MPAM SHARES AND INVESTOR SHARES, RESPECTIVELY. PER
SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(C)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) TO AUGUST
31, 2001.

(D)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(F)  NOT ANNUALIZED.

(G)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

MPAM  Funds  Trust (the "Trust") was organized as a Massachusetts business trust and  operates  as  a  series  company  currently offering the following thirteen series:  MPAM  Large  Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock
Fund,  MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets
Fund,  MPAM  Balanced  Fund,  MPAM  Bond Fund, MPAM Intermediate Bond Fund, MPAM
Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal
Bond  Fund,  MPAM  National Short-Term Municipal Bond Fund and MPAM Pennsylvania
Intermediate Municipal Bond Fund (each, a "fund" and collectively, the "funds").
They   are   open-end  management  investment  companies  registered  under  the
Investment  Company  Act  of  1940,  as  amended  (the  "Act"). MPAM Advisers, a division  of  The  Dreyfus  Corporation  (" Dreyfus" ), serves  as  each  fund's investment  adviser  ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is  a  wholly-owned  subsidiary  of  Mellon  Financial  Corporation,  serves  as administrator  for  the  funds  pursuant to an Administration Agreement with the
Trust   (the   "Administration   Agreement"  ). Mellon   has   entered   into  a
Sub-Administration  Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for  performing  certain administrative services. Dreyfus is a direct subsidiary of  Mellon.  Dreyfus  Service  Corporation  (the  "Distributor"), a wholly-owned subsidiary  of Dreyfus, is the Distributor of each fund's shares, which are sold
without    a    sales    charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the MPAM class and Investor class shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and certain voting rights.

On  October  26, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of
Reorganization previously approved by the Trust's Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Smallcap Stock Fund were transferred to MPAM Small Cap Stock Fund in exchange for shares of beneficial interest of MPAM Small Cap Stock Fund's MPAM shares and Investor shares of equal value. Shareholders of Dreyfus Disciplined Smallcap Stock Fund who were Mellon
Private Asset Management Clients that maintained qualified fiduciary, custody or other accounts with Mellon or Boston Safe Deposit and Trust Company ("Boston
Safe" ) or their bank affiliates (collectively, "MPAM Clients"), received MPAM shares of MPAM Small Cap Stock Fund, and non-MPAM Clients received Investor shares of MPAM Small Cap Stock Fund, in each case in an amount equal to the aggregate net asset value of their respective investment in Dreyfus Disciplined
Smallcap Stock Fund at the time of the exchange. MPAM Small Cap Stock Fund's net asset value on the Closing Date was $11.45 per share for its MPAM shares and $11.43 per share for its Investor shares, and a total of 7,107,304 MPAM shares and 460,884 Investor shares, representing net assets of $81,381,336 MPAM shares and $5,268,081 Investor shares (including $5,536,930 and $358,424, respectively, net unrealized depreciation on investments), were issued to Dreyfus Disciplined
Smallcap Stock Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

On October 26, 2001 (the "Closing  Date"),  pursuant to an Agreement and Plan of
Reorganization previously approved by the Trust's Board, all of the assets, subject to the liabilities, of Dreyfus Disciplined Intermediate Bond Fund, were transferred to MPAM Bond Fund in exchange for shares of beneficial interest of MPAM Bond Fund, MPAM shares and Investor shares of equal value. Restricted shares of Dreyfus Disciplined Intermediate Bond Fund were exchanged for MPAM shares of MPAM Bond Fund of equal value and Investor shares of Dreyfus
Disciplined Intermediate Bond Fund were transferred to MPAM Bond Fund in exchange for Investor shares of MPAM Bond Fund of equal value. MPAM Bond Fund's net asset value per share on the Closing
                                                                       The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Date  was  $13.33  for the MPAM shares and $13.32 for the Investor shares, and a total  of  20,786,520  MPAM shares and 637,537 Investor shares, representing net assets  of  $277,051,234  MPAM  shares and $8,490,853 Investor shares (including
$9,666,666   and   $301,882,   respectively,   net  unrealized  appreciation  on
investments) , were  issued  to  Dreyfus  Disciplined  Intermediate  Bond Fund's shareholders in the exchange. The exchange was a tax-free event to shareholders.

The  conversion  of  certain  common  trust  funds  (the  "Common  Trust Funds")
maintained  by Mellon or Boston Safe, an indirect subsidiary of Mellon Financial
Corporation, into the thirteen corresponding funds comprising the Trust occurred at  the close of business on September 29, 2000. The conversion was accomplished by  a tax-free exchange, and, at the completion of the conversion, each fund had
the   following   shares,   net   assets,   net   asset   value  and  unrealized
appreciation/depreciation:

                                                                                                                       Unrealized
                                                                                                                     Appreciation
                                                              Shares            Net Assets ($)        NAV ($)    (Depreciation) ($)
-----------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                    215,799,067         2,697,488,350          12.50       1,000,930,899

MPAM Income Stock Fund                                        74,687,696           933,596,199          12.50         326,361,280

MPAM Mid Cap Stock Fund                                       68,637,474           857,968,427          12.50         223,795,718

MPAM Small Cap Stock Fund                                      9,345,275           116,815,931          12.50           4,497,610

MPAM International Fund                                       22,976,701           287,208,762          12.50          (4,729,736)

MPAM Emerging Markets Fund                                            --                    --             --                  --

MPAM Balanced Fund                                            40,501,318           506,266,470          12.50          80,934,182

MPAM Bond Fund                                                48,895,157           611,189,463          12.50         (4,147,170)

MPAM Intermediate Bond Fund                                   30,695,666           383,695,825          12.50         (5,295,737)

MPAM Short-Term U.S.

  Government Securities Fund                                   8,083,299           101,041,240          12.50         (1,381,430)

MPAM    National    Intermediate

  Municipal Bond Fund                                         31,451,992           393,149,901          12.50           4,190,530

MPAM National Short-Term

  Municipal Bond Fund                                         10,587,054           132,338,181          12.50              98,430

MPAM Pennsylvania Intermediate

  Municipal Bond Fund                                         70,030,749           875,384,362          12.50           4,994,429



The assets of the Common Trust Funds transferred to the funds were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the 1940 Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund and MPAM Balanced Fund (Equity securities):

Investments in equity securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
sales    price    on    the

national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund and MPAM Balanced Fund (Debt securities):

Most debt securities are valued each business day by an independent pricing service ("Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund' s debt securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Investments in municipal securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Trust' s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national    securities    market    on    each    business    day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: All funds except MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal
Bond   Fund   and   MPAM   Pennsylvania   Intermediate   Municipal  Bond  Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Under the terms of the custody agreement with Mellon for each fund, except MPAM International Fund and MPAM Emerging Markets Fund, and with Boston Safe with respect to MPAM International Fund and MPAM Emerging Markets Fund, the funds received net earnings credits during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. These amounts were as follows:

   MPAM Large Cap Stock Fund                                        --

   MPAM Income Stock Fund                                           --

   MPAM Mid Cap Stock Fund                                       5,080

   MPAM Small Cap Stock Fund                                     1,704

   MPAM International Fund                                       3,275

   MPAM Emerging Markets Fund                                    2,941

   MPAM Balanced Fund                                               --

   MPAM Bond Fund                                               24,844

   MPAM Intermediate Bond Fund                                   1,377

   MPAM Short-Term
      U.S. Government Securities Fund                            1,405

   MPAM National Intermediate
      Municipal Bond Fund                                          --

   MPAM National Short-Term
      Municipal Bond Fund                                          728

   MPAM Pennsylvania Intermediate
      Municipal Bond Fund                                           --

Each fund may lend securities to certain qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: Certain funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into
repurchase    agreements    to    evaluate    potential    risks.

(D) FINANCIAL FUTURES: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a futures broker or a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2002, are set forth in the relevant funds' Statements of Financial Futures.

(E) FOREIGN CURRENCY TRANSACTIONS: Certain funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(F) FORWARD CURRENCY EXCHANGE CONTRACTS: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. At February 28, 2002, there were no open forward currency exchange contracts, except for MPAM Emerging Markets Fund. The following summarizes open forward currency exchange contracts for MPAM Emerging Markets Fund at February 28, 2002.



                                                              Foreign                                               Unrealized

                                                             Currency                                            Appreciation/

Forward Currency Exchange Contracts                           Amounts             Cost ($)         Value ($)    (Depreciation) ($)
----------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Mexican Peso, expiring 3/1/2002                                445,750              48,957           48,871          (86)

South African Rand, expiring 3/1/2002                        1,236,372             108,454          108,797           343

TOTAL                                                                                                                 257



(G) CONCENTRATION OF RISK: MPAM Pennsylvania Intermediate Municipal Bond Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(H) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.

MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-
                                                                       The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Term U.S. Government Securities Fund declare and pay dividends from investment income-net monthly.

MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund declare and pay dividends from investment income-net annually.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund declare dividends daily from investment income-net; such dividends are paid monthly.

With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, of that fund, it is the policy of the fund not to distribute such gain.

(I) FEDERAL INCOME TAXES: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The following summarizes each fund' s capital loss carryovers available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. These amounts are calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America:

Expiring in fiscal 2009                                            Total ($)


   MPAM Large Cap Stock Fund                                              --

   MPAM Income Stock Fund                                                 --

   MPAM Mid Cap Stock Fund                                         9,947,000

   MPAM Small Cap Stock Fund                                       6,689,000

   MPAM International Fund                                                --

   MPAM Emerging Markets Fund                                             --

   MPAM Balanced Fund                                                     --

   MPAM Bond Fund                                                         --

   MPAM Intermediate Bond                                                 --

   MPAM Short-Term U.S. Government Securities Fund                        --

   MPAM National Intermediate Municipal Bond Fund                         --

   MPAM National Short-Term Municipal Bond Fund                           --

   MPAM Pennsylvania Intermediate Municipal Bond Fund                     --

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) Fees payable by each fund pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each funds' net assets at the following annual rates:
.. 65 of 1% of the MPAM Large Cap Stock Fund, .65 of 1% of the MPAM Income Stock Fund, .75 of 1% of the MPAM Mid Cap Stock Fund, .85 of 1% of the MPAM Small Cap Stock Fund, .85 of 1% of the MPAM International Fund, 1.15% of the MPAM Emerging Markets Fund, .65 of 1% (equity investments), .40 of 1% (debt securities) and ..15 of 1% (money market investments and other underlying MPAM funds) of the MPAM Balanced Fund, .40 of 1% of the MPAM Bond Fund, .40 of 1% of the MPAM Intermediate Bond Fund, .35 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .35 of 1% of the MPAM National Intermediate Municipal Bond Fund, .35 of 1% of the MPAM National Short-Term Municipal Bond Fund and .50 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration
services    and

receives a fee based on the total net assets of the Trust based on the following annual rates:

  0 to $6 billion                                            .15 of 1%

  In excess of $6 billion to $12 billion                     .12 of 1%

  In excess of $12 billion                                   .10 of 1%

No administration fee is applied to assets held by the MPAM Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to each fund listed below, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fee and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05%  of  the  MPAM Small Cap Stock Fund, 1.05% of the MPAM International Fund,
1.35% of the MPAM Emerging Markets Fund, .64 of 1% of the MPAM Balanced Fund, .. 55 of 1% of the MPAM Bond Fund, .56 of 1% of the MPAM Intermediate Bond Fund, .. 55 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .52 of 1% of the MPAM National Intermediate Municipal Bond Fund, .52 of 1% of the MPAM National Short-Term Municipal Bond Fund and .67 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund. During the period ended February 28, 2002, the amounts waived were as follows:

   MPAM Small Cap Stock Fund                                         $  29,186

   MPAM International Fund                                             143,623

   MPAM Emerging Markets Fund                                          134,461

   MPAM Balanced Fund                                                    7,601

   MPAM Bond Fund                                                      192,141

   MPAM Intermediate Bond Fund                                          41,901

   MPAM Short-Term U.S. Government Securities Fund                      16,102

   MPAM National Intermediate Municipal Bond Fund                       21,495

   MPAM National Short-Term Municipal Bond Fund                         26,078

   MPAM Pennsylvania
   Intermediate Municipal Bond Fund                                     31,457

(B) Each fund has adopted a Shareholder Services Plan (the "Plan"), with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. During the period ended
                                                                       The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

February 28, 2002, the Investor shares pursuant to the Plan were charged the following:

   MPAM Large Cap Stock Fund                                          $1,126

   MPAM Income Stock Fund                                                186

   MPAM Mid Cap Stock Fund                                               140

   MPAM Small Cap Stock Fund                                           4,646

   MPAM International Fund                                                 4

   MPAM Emerging Markets Fund                                              1

   MPAM Balanced Fund                                                     28

   MPAM Bond Fund                                                      6,738

   MPAM Intermediate Bond Fund                                           101

   MPAM Short-Term U.S. Government Securities Fund                         1

   MPAM National Intermediate Municipal Bond Fund                         69

   MPAM National Short-Term Municipal Bond Fund                            1

   MPAM Pennsylvania Intermediate Municipal Bond Fund                    531

All funds except MPAM International Fund and MPAM Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and MPAM International Fund and MPAM Emerging Markets Fund compensate Boston Safe under a Custody
Agreement with Boston Safe, for providing custodial services for the relevant funds. During the period ended February 28, 2002, pursuant to the custody agreements, the funds were charged the following (see top of next column):

   MPAM Large Cap Stock Fund                                         $70,298

   MPAM Income Stock Fund                                             32,945

   MPAM Mid Cap Stock Fund                                            37,731

   MPAM Small Cap Stock Fund                                          34,261

   MPAM International Fund                                           204,387

   MPAM Emerging Markets Fund                                        112,117

   MPAM Balanced Fund                                                 21,001

   MPAM Bond Fund                                                     41,972

   MPAM Intermediate Bond Fund                                        17,704

   MPAM Short-Term
      U.S. Government Securities Fund                                  5,725

   MPAM National Intermediate Municipal Bond Fund                     17,422

   MPAM National Short-Term Municipal Bond Fund                        5,743

   MPAM Pennsylvania Intermediate
      Municipal Bond Fund                                             34,208

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000
for    each   in   person   meeting   and   $500   for   telephone   meetings.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended
February 28, 2002:

                                                                   Purchases ($)                   Sales ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                            393,041,239                  463,615,320

MPAM Income Stock Fund                                                83,646,409                  154,697,073

MPAM Mid Cap Stock Fund                                              287,526,795                  225,771,312

MPAM Small Cap Stock Fund                                            208,099,468                   79,674,390

MPAM International Fund                                               76,695,838                   48,980,131

MPAM Emerging Markets Fund                                            37,475,298                   17,231,070

MPAM Balanced Fund                                                   168,624,476                  173,750,317

MPAM Bond Fund                                                       904,963,299                  623,670,582

MPAM Intermediate Bond Fund                                          229,822,236                  226,321,939

MPAM Short-Term U.S. Government Securities Fund                       42,885,890                   42,233,178

MPAM National Intermediate Municipal Bond Fund                       166,942,453                  149,299,394

MPAM National Short-Term Municipal Bond Fund                          29,244,271                   34,641,387

MPAM Pennsylvania Intermediate Municipal Bond Fund                   148,084,928                  169,676,540


The   following   summarizes   the   accumulated   net  unrealized  appreciation
(depreciation) on investments for each series at February 28, 2002:

                                                                                 Gross               Gross

                                                                          Appreciation ($)    (Depreciation) ($)         Net ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                                     452,936,187            55,115,977        397,820,210

MPAM Income Stock Fund                                                        179,179,869            31,490,485        147,689,384

MPAM Mid Cap Stock Fund                                                       195,433,811            48,647,566        146,786,245

MPAM Small Cap Stock Fund                                                      50,141,534            14,632,248         35,509,286

MPAM International Fund                                                        26,041,179            63,834,249       (37,793,070)

MPAM Emerging Markets Fund                                                     10,357,182             5,940,234          4,416,948

MPAM Balanced Fund                                                             45,982,134            10,754,670         35,227,464

MPAM Bond Fund                                                                 24,696,372             4,274,443         20,421,929

MPAM Intermediate Bond Fund                                                     8,757,292             1,367,312          7,389,980

MPAM Short-Term U.S. Government Securities Fund                                 2,086,882                40,936          2,045,946

MPAM National Intermediate Municipal Bond Fund                                 20,420,891               142,254         20,278,637

MPAM National Short-Term Municipal Bond Fund                                    3,314,736               115,239          3,199,497

MPAM Pennsylvania Intermediate Municipal Bond Fund                             36,963,087               812,564         36,150,523

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 5--Change in Accounting Principle:

MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM Income Stock Fund (Debt Securities) and MPAM Balanced Fund (Debt securities):

As required, effective September 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to September 1, 2001, the funds did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the funds but resulted in increases (decreases) in accumulated undistributed investment income-net and corresponding increases (decreases) in accumulated net unrealized appreciation (depreciation) based on securities held by the funds on August 31, 2001. These amounts were as follows:

                                               Accumulated       Net Unrealized

                                             Undistributed         Appreciation

                                Investment Income--Net ($)    (Depreciation) ($)
--------------------------------------------------------------------------------

MPAM Income Stock Fund (Debt securities)         (562,209)              562,209

MPAM Balanced Fund (Debt securities)             (110,330)              110,330

MPAM Bond Fund                                   (557,173)              557,173

MPAM Intermediate Bond Fund                    (1,147,735)            1,147,735

MPAM Short-Term U.S. Government Securities Fund  (477,261)              477,261

                                                                 The Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The effect of these changes for the period ended February 28, 2002 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses).
These amounts were as follows:

                                                                                        Net Unrealized

                                                              Net Investment              Appreciation             Net Realized

                                                           Income (Loss) ($)        (Depreciation) ($)        Gains (Losses) ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Income Stock Fund (Debt securities)                            (12,771)                 (562,209)                   574,980

MPAM Balanced Fund (Debt securities)                                  86,012                    21,970                    64,042

MPAM Bond Fund                                                     1,237,782                   867,478                   370,304

MPAM Intermediate Bond Fund                                      (1,778,931)                 1,340,975                   437,956

MPAM Short-Term U.S. Government Securities Fund                    (647,300)                   141,407                   505,893



The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

As required, effective September 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the funds amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in increases (decreases) in accumulated undistributed investment income-net and corresponding increases (decreases) in accumulated net unrealized appreciation (depreciation), based on securities held by the funds on August 31, 2001. These amounts were as follows:


                                                Accumulated       Net Unrealized

                                              Undistributed         Appreciation

                                 Investment Income--Net ($)   (Depreciation) ($)
--------------------------------------------------------------------------------

MPAM National Intermediate Municipal Bond Fund       41,735             (41,735)

MPAM National Short-Term Municipal Bond Fund            --                 --

MPAM Pennsylvania Intermediate Municipal Bond Fund  152,021            (152,021)

The effect of these changes for the period ended February 28, 2002 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses). These amounts were as follows:



                                                                                        Net Unrealized

                                                              Net investment              Appreciation            Net Realized

                                                                  Income ($)        (Depreciation) ($)       Gains (Losses) ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM National Intermediate Municipal Bond Fund                       175,386                  (23,040)                 (152,346)

MPAM National Short-Term Municipal Bond Fund                           1,180                        --                   (1,180)

MPAM Pennsylvania Intermediate Municipal Bond Fund                    80,840                    56,264                 (137,104)

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect theses changes in presentation.

                                                                 The Funds

                                                           For More Information

MPAM FUNDS TRUST
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

INVESTMENT ADVISER

MPAM Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

ADMINISTRATOR

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

SUB-ADMINISTRATOR

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN

Domestic Equity Funds and Bond Funds
Mellon Bank, N.A.
One Mellon Bank Center

Pittsburgh, PA 15258

International and Emerging Markets Funds
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.
P.O. Box 9263
Boston, MA 02205-8501

DISTRIBUTOR

Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

To obtain information:

BY TELEPHONE MPAM Clients, please contact your MPAM Account Officer or call 1-888-281-7350. Individual Account holders, please call Dreyfus at 1-800-896-8167

BY MAIL  MPAM Clients, write to your MPAM Account Officer

c/o Mellon Bank, N.A.

One Mellon Bank Center
Pittsburgh, PA 15258

Individual Account Holders, write to:

MPAM Family of Funds
P.O. Box 105

Newark, N.J. 07101-0105

(c)2002 Dreyfus Service Corporation
MPAMSA0202